                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

            AMENDMENT TO CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10321
                                   ------------


                        RIVERSOURCE MANAGERS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 Ameriprise Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
AGGRESSIVE GROWTH FUND

ANNUAL REPORT FOR THE
PERIOD ENDED MAY 31, 2006

> RIVERSOURCE AGGRESSIVE GROWTH FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot .............................................................    2

Performance Summary .......................................................    3

Questions & Answers  with Portfolio Management ............................    4

The Fund's Long-term Performance ..........................................    8

Investments in Securities .................................................   10

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Report of Independent Registered  Public Accounting Firm ..................   32

Federal Income Tax Information ............................................   33

Fund Expenses Example .....................................................   35

Board Members and Officers ................................................   37

Approval of Investment Management  Services Agreement .....................   40

Proxy Voting ..............................................................   40

Results of Meeting of Shareholders ........................................   41

      [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

TURNER INVESTMENT PARTNERS, INC.

PORTFOLIO MANAGERS         SINCE    YEARS IN INDUSTRY
Christopher McHugh         4/03           20
Robert Turner, CFA         4/03           25
William McVail, CFA        4/03           19

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PORTFOLIO MANAGERS         SINCE    YEARS IN INDUSTRY
Glenn Fogle, CFA           4/03           19
David Holland              3/04            8

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term  capital growth.

Inception dates by class

A: 4/24/03      B: 4/24/03      C: 4/24/03      I: 3/4/04        Y: 4/24/03

Ticker symbols by class

A: ASGFX        B: ARGBX        C: -           I: APAIX         Y: --

Total net assets                                          $613.6 million

Number of holdings                                                   167

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                    LARGE
                X   MEDIUM  SIZE
                    SMALL


--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------

Percentage of portfolio assets

Industrials                     21.5%
Information Technology          15.4%
Consumer Discretionary          14.6%
Health Care                     10.3%
Financials                       9.9%                   [PIE CHART]
Energy                           9.7%
Telecommunication Services       7.2%
Materials                        6.6%
Consumer Staples                 2.5%
Short-Term Securities**          2.3%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 2.3%, 0.8% is due to security lending activity and 1.5% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Percentage of portfolio assets

NII Holdings (Wireless Telecommunication Services)                          3.2%
--------------------------------------------------------------------------------
McDermott Intl (Construction & Engineering)                                 2.5
--------------------------------------------------------------------------------
Circuit City Stores (Specialty Retail)                                      1.7
--------------------------------------------------------------------------------
Precision Castparts (Aerospace & Defense)                                   1.6
--------------------------------------------------------------------------------
Diamond Offshore Drilling (Energy Equipment & Services)                     1.6
--------------------------------------------------------------------------------
Intl Game Technology (Hotels, Restaurants & Leisure)                        1.4
--------------------------------------------------------------------------------
TETRA Technologies (Energy Equipment & Services)                            1.4
--------------------------------------------------------------------------------
WESCO Intl (Trading Companies & Distributors)                               1.4
--------------------------------------------------------------------------------
Terex (Machinery)                                                           1.3
--------------------------------------------------------------------------------
Monster Worldwide (Commercial Services & Supplies)                          1.3
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
For the year ended May 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+17.57% RiverSource Aggressive Growth Fund Class A (excluding sales charge) +15.61% Russell MidCap(R) Growth Index (unmanaged)
+18.05%  Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           CLASS A            CLASS B            CLASS C           CLASS I       CLASS Y
(INCEPTION DATES)         (4/24/03)          (4/24/03)          (4/24/03)         (3/4/04)      (4/24/03)
                                                     AFTER             AFTER
                         NAV(1)   POP(2)    NAV(1)   CDSC(3)   NAV(1)  CDSC(4)       NAV(5)        NAV(5)
AT MAY 31, 2006
-----------------------------------------------------------------------------------------------------------
 1 year                  +17.57% +10.80%    +16.86% +11.86%    +16.86% +15.86%       +18.04%       +17.79%
-----------------------------------------------------------------------------------------------------------
 3 years                 +17.23% +14.94%    +16.41% +15.42%    +16.41% +16.41%         N/A         +17.45%
-----------------------------------------------------------------------------------------------------------
 Since inception         +20.35% +18.07%    +19.47% +18.80%    +19.47% +19.47%        +9.56%       +20.56%
-----------------------------------------------------------------------------------------------------------

AT JUNE 30, 2006
-----------------------------------------------------------------------------------------------------------
 1 year                  +15.23%  +8.60%    +14.51%  +9.51%    +14.51% +13.51%       +15.69%       +15.46%
-----------------------------------------------------------------------------------------------------------
 3 years                 +16.32% +14.04%    +15.45% +14.44%    +15.45% +15.45%         N/A         +16.53%
-----------------------------------------------------------------------------------------------------------
 Since inception         +19.68% +17.48%    +18.78% +18.13%    +18.78% +18.78%        +9.15%       +19.89%
-----------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

PERFORMANCE SUMMARY

RiverSource Aggressive Growth Fund's Class A shares returned 17.57% (excluding sales charge) for the annual period ended May 31, 2006, outperforming the Fund's benchmark, the Russell Midcap Growth Index (Russell Index), which rose 15.61%. For the same twelve-month period, the Fund lagged its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which advanced 18.05%. American Century Investment Management, Inc. (American Century) and Turner Investment Partners, Inc. (Turner) each managed approximately 50% of the Fund's portfolio as of May 31, 2006. On March 10, 2006, the assets of RiverSource Strategy Aggressive Fund were merged into RiverSource Aggressive Growth Fund. This reorganization was completed after shareholders of RiverSource Strategy Aggressive Fund approved the merger plan on Feb. 15, 2006.

Q: What factors affected performance the most for your portion of the Fund during the annual period?

      AMERICAN CENTURY: During the period, particularly in early 2006, we took advantage of surging commodity markets and a rebound in capital spending by investing heavily in materials and industrials. Makers of raw materials, machinery and other manufactured goods in those sectors benefited from rising prices and overall strong demand for their goods. Construction crane maker Manitowoc and airline parts maker Titanium Metals contributed positively to performance.

      Stock selection in the consumer staples and energy sectors also aided performance, as did a large exposure to telecommunications stocks. Specifically, positions in two wireless providers in the growing Latin American market ranked among our leading performers during the period for our portion of the Fund.

      We maintained smaller positions in three traditional growth-oriented sectors - consumer discretionary, health care and information technology
      - during the period as these sectors suffered poor performance. Consumer discretionary stocks struggled in late 2005 and again in spring 2006 as rising gasoline prices took their toll on consumers. Health care providers saw their margins increasingly pinched from dwindling reimbursements and rising costs. These three sectors all detracted from our portion of the Fund's performance.

      TURNER: The consumer staples, energy and financials sectors contributed the most to performance for the annual period. In the consumer staples sector, all-natural beverage company Hansen Natural had the most significant positive impact on our portion of the Fund. In the energy sector, the oil and gas production


--------------------------------------------------------------------------------
4 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> DURING THE PERIOD, PARTICULARLY IN EARLY 2006, WE TOOK
  ADVANTAGE OF SURGING COMMODITY MARKETS AND A REBOUND
  IN CAPITAL SPENDING BY INVESTING HEAVILY IN MATERIALS AND
  INDUSTRIALS.

  - AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


      industry, specifically, Ultra Petroleum and Range Resources were the top performers for the 12-month period. In the financials sector, performance was enhanced by investment managers Legg Mason, T. Rowe Price Group and Affiliated Managers Group.

      The largest detractor from performance was the health care sector. Holdings in the pharmaceuticals and services sectors struggled during the period. Specific detractors to performance included Sepracor, Kos Pharmaceuticals, Cerner and Omnicare.

Q: What changes did you make to your portion of the Fund's portfolio during the period?

      AMERICAN CENTURY: We substantially increased our portion of the Fund's weighting in the industrials and materials sector while reducing investments in technology and health care considerably. Increased weightings in energy yielded positive results as crude oil prices rose, while larger investments in telecommunications centered primarily on wireless providers in Latin America.

      During the period, we briefly raised our portion of the Fund's position in international holdings, primarily at the end of 2005, when we found several intriguing investments in Japan. As the period ended, though, we trimmed international exposure, and throughout the period, investments in U.S.-based companies comprised the vast majority of our portion of the Fund's holdings.

      TURNER: The weightings in our portion of the Fund are adjusted accordingly when the Russell Index is reconstituted. However, throughout the period, we made slight modifications to the industry weights within the Fund. We reduced the Fund's positions in retail apparel and footwear and hotels and resorts


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> THE CONSUMER STAPLES, ENERGY AND FINANCIALS SECTORS
  CONTRIBUTED THE MOST TO PERFORMANCE FOR THE ANNUAL PERIOD.

  - TURNER INVESTMENT PARTNERS, INC.


      within the consumer discretionary sector. We increased the Fund's exposure to the casinos and gaming industries and increased allocation to coal within the energy sector. In the financials sector, we reduced the Fund's position in the data processing services industry while increasing the Fund's weighting in investment banks and brokers. In addition, we eliminated the Fund's exposure to the following health care industries: hospital and nursing management, managed health care medical distributors and medical specialties. Finally, in the technology industry, we reduced the Fund's exposure to computer communications, computer peripherals and information technology services.

Q:    How do you intend to manage your portion of the Fund in the coming months?

      AMERICAN CENTURY: Our process seeks to identify mid-sized companies exhibiting price momentum in their stock and solid fundamental data supporting acceleration in their earnings and revenue. Going forward, we maintain substantial weights in the industrials, materials and energy sectors. We have boosted the Fund's exposure to health care somewhat as investors in the current turbulent market environment steer toward the defensive nature of that sector. We will continue monitoring the financials sector to see whether a potential pause in the Federal Reserve Board's interest rate hike campaign warrants further exposure in that area.


--------------------------------------------------------------------------------
6 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      TURNER: Our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently have large exposure to the consumer staples and consumer discretionary sectors. Within consumer staples, we have large positions in Hansen Natural and Whole Foods Market. In the consumer discretionary sector, we are maintaining holdings in the personal services industry with Manpower, Monster Worldwide and MPS Group. We currently have small exposure to the homebuilding industry within the producer durables sector.

      From our bottom-up perspective, which focuses on the business fundamentals of individual companies, not economic trends, we see a healthy rate of earnings growth continuing, a synchronized global economic expansion, and productivity gains keeping inflation low - all of which should be good for stocks. In addition, we believe the earnings outlook is especially promising as the companies in the S&P 500 Index are expected to increase their earnings during the next 12 months, according to a consensus of Wall Street analysts.

--------------------------------------------------------------------------------
      INVESTMENT TERM:

      BOTTOM-UP INVESTING: An investment approach that de-emphasizes economic and market cycles and instead focuses on the analysis of individual stocks. Attention is directed to a specific company rather than on the industry in which that company operates or on the economy as a whole.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Aggressive Growth Fund Class A shares (from 5/1/03 to 5/31/06)* as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                   CLASS A
                              --------------------------------------------------
                                          Short-term      Long-term
Fiscal year ended             Income     capital gains  capital gains    TOTAL
--------------------------------------------------------------------------------
May 31, 2006                   $  -          $0.10         $0.12        $0.22
--------------------------------------------------------------------------------
May 31, 2005                    0.02           0.07            -         0.09
--------------------------------------------------------------------------------
May 31, 2004                      -           0.26            -         0.26
--------------------------------------------------------------------------------
May 31, 2003(1)                   -             -            -           --
--------------------------------------------------------------------------------

(1) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.


--------------------------------------------------------------------------------
8   -   RIVERSOURCE AGGRESSIVE GROWTH FUND   -   2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE AGGRESSIVE GROWTH FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               RiverSource Aggressive
                Growth Fund Class A              Russell Midcap            Lipper Mid-Cap
               (includes sales charge)           Growth Index(1)        Growth Funds Index(2)
5/1/03                $9,425                        $10,000                   $10,000
5/31/03              $10,390                        $10,962                   $10,827
5/31/04              $13,413                        $13,935                   $13,223
5/31/05              $14,240                        $15,408                   $14,205
5/31/06              $16,742                        $17,813                   $16,770


--------------------------------------------------------------------------------

COMPARATIVE RESULTS
Results at May 31, 2006

                                                                                                SINCE
                                                                        1 YEAR      3 YEARS  INCEPTION(3)
RIVERSOURCE AGGRESSIVE GROWTH FUND (INCLUDES SALES CHARGE)
----------------------------------------------------------------------------------------------------------
 Class A   Cumulative value of $10,000                                  $11,080     $15,185     $16,742
----------------------------------------------------------------------------------------------------------
           Average annual total return                                  +10.80%     +14.94%     +18.07%
----------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)
----------------------------------------------------------------------------------------------------------
           Cumulative value of $10,000                                  $11,561     $16,251     $17,813
----------------------------------------------------------------------------------------------------------
           Average annual total return                                  +15.61%     +17.57%     +20.60%
----------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
----------------------------------------------------------------------------------------------------------
           Cumulative value of $10,000                                  $11,805     $15,488     $16,770
----------------------------------------------------------------------------------------------------------
           Average annual total return                                  +18.05%     +15.70%     +18.26%
----------------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from April 24, 2003. Russell Midcap Growth Index and Lipper peer group data is from May 1, 2003.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Aggressive Growth Fund

MAY 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
AEROSPACE & DEFENSE (2.5%)
BE Aerospace                                        224,089(b)       $ 4,968,053
Precision Castparts                                 175,924           10,138,500
                                                                     -----------
Total                                                                 15,106,553
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.6%)
American Commercial Lines                            72,217(b)         3,965,435
C.H. Robinson Worldwide                              83,240            3,665,890
UTI Worldwide                                        74,460(c)         2,027,546
                                                                     -----------
Total                                                                  9,658,871
--------------------------------------------------------------------------------

BEVERAGES (0.7%)
Hansen Natural                                       24,440(b)         4,518,223
--------------------------------------------------------------------------------

BIOTECHNOLOGY (1.7%)
Biogen Idec                                          33,560(b)         1,564,903
Celgene                                             176,718(b)         7,324,961
Cephalon                                             25,220(b)         1,506,138
                                                                     -----------
Total                                                                 10,396,002
--------------------------------------------------------------------------------

CAPITAL MARKETS (4.5%)
Affiliated Managers Group                            36,290(b)         3,273,358
AMVESCAP                                            152,934(c)         1,482,919
E*TRADE Financial                                   129,196(b)         3,135,587
Eaton Vance                                          59,310            1,572,901
Investment Technology Group                         122,557(b)         5,796,946
Jefferies Group                                     102,352            2,992,772
Mellon Financial                                     69,960            2,531,153
Piper Jaffray Companies                              35,595(b)         2,252,808
T Rowe Price Group                                   57,460            4,545,086
                                                                     -----------
Total                                                                 27,583,530
--------------------------------------------------------------------------------

CHEMICALS (0.3%)
Monsanto                                             19,430            1,635,229
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
Colonial BancGroup                                  104,270            2,779,839
Commerce Bancorp                                     39,762            1,562,249
Compass Bancshares                                   30,122            1,676,289
East-West Bancorp                                    58,160            2,323,492
Whitney Holding                                      29,231            1,056,408
                                                                     -----------
Total                                                                  9,398,277
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                               SHARES             VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (2.8%)
Manpower                                             87,217          $ 5,741,495
Monster Worldwide                                   160,537(b)         7,845,443
Republic Services                                    38,010            1,550,808
VistaPrint                                           72,088(b)         2,283,027
                                                                     -----------
Total                                                                 17,420,773
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.8%)
F5 Networks                                          25,907(b)         1,257,008
Finisar                                             298,570(b)         1,364,465
JDS Uniphase                                      1,316,250(b)         3,988,238
Redback Networks                                    186,505(b)         4,455,603
                                                                     -----------
Total                                                                 11,065,314
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Rackable Systems                                     52,990(b)         2,008,851
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (4.4%)
EMCOR Group                                          33,034(b)         1,588,605
Foster Wheeler                                      139,896(b)         6,190,398
McDermott Intl                                      233,787(b)        15,338,765
Quanta Services                                     216,748(b)         3,608,854
                                                                     -----------
Total                                                                 26,726,622
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.4%)
Florida Rock Inds                                    30,340            1,595,884
Martin Marietta Materials                            58,643            5,366,421
Vulcan Materials                                     19,317            1,507,692
                                                                     -----------
Total                                                                  8,469,997
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
AllianceBernstein Holding LP                         26,666            1,740,756
Chicago Mercantile  Exchange Holdings                 8,700            3,839,310
NASDAQ Stock Market                                  83,670(b)         2,546,915
                                                                     -----------
Total                                                                  8,126,981
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.2%)
ABB                                                 279,873(c)         3,532,244
ALSTOM                                               52,032(b,c)       4,422,277
AMETEK                                               92,510            4,221,231
General Cable                                       138,613(b)         4,471,656
Roper Inds                                           59,943            2,807,730
                                                                     -----------
Total                                                                 19,455,138
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   -   RIVERSOURCE AGGRESSIVE GROWTH FUND   -   2006 ANNUAL REPORT

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Itron                                                35,040(b)       $ 2,095,392
Molex                                                45,314            1,608,647
                                                                     -----------
Total                                                                  3,704,039
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (7.0%)
Cameron Intl                                         42,230(b)         1,980,587
Diamond Offshore Drilling                           116,716           10,007,230
Grant Prideco                                        59,010(b)         2,834,840
Helix Energy Solutions Group                         60,000(b)         2,127,600
Helmerich & Payne                                    23,456            1,542,467
Natl Oilwell Varco                                   51,500(b)         3,402,090
Oceaneering Intl                                     32,362(b)         2,427,150
Superior Energy Services                             98,841(b)         3,251,869
TETRA Technologies                                  304,834(b)         8,861,524
Weatherford Intl                                    124,614(b)         6,484,913
                                                                     -----------
Total                                                                 42,920,270
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Whole Foods Market                                   74,180            4,821,700
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland                              148,638            6,178,882
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Biomet                                               62,440            2,198,512
Dade Behring Holdings                                17,950              668,638
Intuitive Surgical                                   37,541(b)         4,177,938
ResMed                                               61,950(b)         2,816,247
Thermo Electron                                     202,452(b)         7,438,086
Varian Medical Systems                               39,260(b)         1,841,294
                                                                     -----------
Total                                                                 19,140,715
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.4%)
AmerisourceBergen                                    39,995            1,743,382
Covance                                              38,810(b)         2,292,507
DaVita                                               70,730(b)         3,745,861
Express Scripts                                      51,350(b)         3,762,928
Pharmaceutical Product  Development                 213,216            7,746,137
Quest Diagnostics                                   134,627            7,504,109
                                                                     -----------
Total                                                                 26,794,924
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (6.9%)
Burger King Holdings                                 78,840(b)         1,474,308
Harrah's Entertainment                               81,012            6,160,152
Intl Game Technology                                240,353            8,948,341
Las Vegas Sands                                      94,534(b)         6,675,046
Penn Natl Gaming                                     39,511(b)         1,518,408
Pinnacle Entertainment                               50,550(b)         1,564,523

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                               SHARES             VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Scientific Games Cl A                               143,990(b)       $ 5,490,339
Station Casinos                                      98,786            7,211,377
Wynn Resorts                                         43,040(b,e)       3,064,448
                                                                     -----------
Total                                                                 42,106,942
--------------------------------------------------------------------------------

INSURANCE (0.4%)
HCC Insurance Holdings                               80,530            2,471,466
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.4%)
Coldwater Creek                                      46,950(b)         1,206,615
Ctrip.com Intl ADR                                   37,632(c)         1,810,099
NutriSystem                                          78,913(b,e)       5,359,771
                                                                     -----------
Total                                                                  8,376,485
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.5%)
Akamai Technologies                                 179,500(b)         5,616,555
aQuantive                                            85,970(b)         2,131,196
Openwave Systems                                     81,420(b)         1,151,279
                                                                     -----------
Total                                                                  8,899,030
--------------------------------------------------------------------------------

IT SERVICES (2.4%)
Alliance Data Systems                               113,893(b)         6,044,302
CheckFree                                            59,930(b)         2,992,305
Fidelity Natl Information  Services                  53,450            1,963,753
Global Payments                                      32,690            1,522,700
MPS Group                                           128,660(b)         1,935,046
                                                                     -----------
Total                                                                 14,458,106
--------------------------------------------------------------------------------

MACHINERY (5.7%)
AGCO                                                 63,691(b)         1,557,882
Atlas Copco Series A                                 54,506(c)         1,478,754
Bucyrus Intl Cl A                                    31,939            1,630,167
Gardner Denver                                       24,660(b)         1,860,844
JLG Inds                                             61,310            1,333,493
Joy Global                                           54,925            2,951,670
Manitowoc                                           136,936            6,297,686
Oshkosh Truck                                        35,570            1,879,875
Sandvik Series A                                     25,678(c)         1,500,819
Terex                                                90,180(b)         8,251,469
Trinity Inds                                         96,463            6,013,503
                                                                     -----------
Total                                                                 34,756,162
--------------------------------------------------------------------------------

MEDIA (0.6%)
Focus Media Holding ADR                              28,598(b,c)       1,806,536
Lamar Advertising Cl A                               33,340(b)         1,817,696
                                                                     -----------
Total                                                                  3,624,232
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
METALS & MINING (5.0%)
Allegheny Technologies                              107,147          $ 6,817,763
Arch Coal                                            58,190            2,813,487
CONSOL Energy                                        47,270            4,171,578
Oregon Steel Mills                                  129,781(b)         6,090,622
Peabody Energy                                       75,262            4,691,833
Titanium Metals                                     166,450(b)         6,023,826
                                                                     -----------
Total                                                                 30,609,109
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Nordstrom                                            97,560            3,593,135
Sears Holdings                                        9,906(b)         1,504,424
                                                                     -----------
Total                                                                  5,097,559
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.8%)
ATP Oil & Gas                                        36,719(b)         1,541,464
CNX Gas                                              52,080(b)         1,481,155
Denbury Resources                                    57,500(b)         1,817,000
Frontier Oil                                         24,260            1,358,560
Range Resources                                     172,925            4,478,757
Southwestern Energy                                 135,117(b)         4,364,279
Ultra Petroleum                                      41,550(b)         2,391,203
                                                                     -----------
Total                                                                 17,432,418
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Allergan                                             23,370            2,215,943
Forest Laboratories                                  56,700(b)         2,125,116
Shire ADR                                            70,440(c)         3,112,744
                                                                     -----------
Total                                                                  7,453,803
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
Host Hotels & Resorts                               109,555            2,198,769
Starwood Hotels &  Resorts Worldwide                 85,830            5,244,213
                                                                     -----------
Total                                                                  7,442,982
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
CB Richard Ellis Group Cl A                          45,140(b)         3,492,482
Jones Lang LaSalle                                   36,125            2,872,299
                                                                     -----------
Total                                                                  6,364,781
--------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Landstar System                                      39,900            1,763,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                               SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
Advanced Micro Devices                              157,390(b)       $ 4,861,777
ASML Holding                                         88,200(b,c)       1,793,988
Atheros Communications                               90,390(b)         1,996,715
Cymer                                                89,078(b)         4,132,328
Intersil Cl A                                       113,944            3,054,839
Lam Research                                         35,812(b)         1,604,019
MEMC Electronic Materials                           162,254(b)         5,682,136
Micron Technology                                   264,200(b)         4,375,152
OmniVision Technologies                              53,075(b)         1,555,098
PMC-Sierra                                          189,860(b)         1,830,250
RF Micro Devices                                    203,525(b)         1,475,556
Silicon Laboratories                                 78,287(b)         3,053,976
Trident Microsystems                                 56,900(b,e)       1,256,352
Varian Semiconductor Equipment Associates            91,845(b)         2,842,603
                                                                     -----------
Total                                                                 39,514,789
--------------------------------------------------------------------------------

SOFTWARE (2.6%)
BEA Systems                                         328,690(b)         4,457,036
Citrix Systems                                      126,909(b)         4,769,241
Nuance Communications                               182,210(b)         1,588,871
Red Hat                                             114,010(b)         2,989,342
Salesforce.com                                       82,620(b)         2,438,116
                                                                     -----------
Total                                                                 16,242,606
--------------------------------------------------------------------------------

SPECIALTY RETAIL (3.7%)
Circuit City Stores                                 345,073           10,365,992
GameStop Cl A                                        10,870(b)           466,758
Gymboree                                             50,440(b)         1,785,072
Office Depot                                        164,107(b)         6,821,927
Tractor Supply                                       26,550(b)         1,476,446
Williams-Sonoma                                      42,970            1,553,366
                                                                     -----------
Total                                                                 22,469,561
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Coach                                               205,520(b)         5,976,522
PUMA                                                  8,246(c)         3,011,303
                                                                     -----------
Total                                                                  8,987,825
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.4%)
WESCO Intl                                          129,100(b)         8,487,034
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                  SHARES          VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (7.3%)
America Movil ADR Series L                             192,574(c)   $  6,289,467
American Tower Cl A                                    208,837(b)      6,467,682
Crown Castle Intl                                      154,421(b)      4,905,955
Leap Wireless Intl                                      18,336(b)        803,667
NII Holdings                                           361,660(b)     19,696,004
SBA Communications Cl A                                299,607(b)      6,858,004
                                                                    ------------
Total                                                                 45,020,779
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $549,909,228)                                                $606,709,741
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.3%)(f)
--------------------------------------------------------------------------------


ISSUER                  EFFECTIVE                  AMOUNT               VALUE(a)
                          YIELD                  PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
General Electric
    06-01-06              5.05%                 $9,400,000          $  9,398,681
Park Granada LLC
    06-01-06              5.07                   5,000,000(d)          4,999,296
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $14,400,000)                                                 $ 14,397,977
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $564,309,228)(g)                                             $621,107,718
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 5.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $4,999,296 or 0.8% of net assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 6 to the financial statements. 1.5% of net assets is the Fund's cash equivalent position.

(g) At May 31, 2006, the cost of securities for federal income tax purposes was $565,910,188 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 68,435,855

      Unrealized depreciation                                       (13,238,325)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 55,197,530
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Aggressive Growth Fund

MAY 31, 2006

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $564,309,228)                                                    $   621,107,718
Cash in bank on demand deposit                                                                 60,459
Capital shares receivable                                                                      71,509
Dividends and accrued interest receivable                                                     218,648
Receivable for investment securities sold                                                   7,034,410
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                     441
-----------------------------------------------------------------------------------------------------
Total assets                                                                              628,493,185
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Capital shares payable                                                                         22,446
Payable for investment securities purchased                                                 9,772,597
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                  11,033
Payable upon return of securities loaned (Note 6)                                           4,830,000
Accrued investment management services fee                                                     14,644
Accrued distribution fee                                                                      135,390
Accrued transfer agency fee                                                                       861
Accrued administrative services fee                                                               978
Other accrued expenses                                                                        142,739
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          14,930,688
-----------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                    $   613,562,497
=====================================================================================================

-----------------------------------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------------------------------
Capital stock - $.01 par value (Note 1)                                              $       737,151
Additional paid-in capital                                                              1,774,705,934
Undistributed net investment income                                                                52
Accumulated net realized gain (loss) (Note 9)                                          (1,218,633,883)
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies (Note 5)            56,753,243
-----------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock              $   613,562,497
=====================================================================================================
Net assets applicable to outstanding shares:            Class A                       $   417,938,522
                                                        Class B                       $   119,066,739
                                                        Class C                       $     1,962,794
                                                        Class I                       $    74,482,579
                                                        Class Y                       $       111,863
Net asset value per share of outstanding capital stock: Class A shares    50,038,917  $          8.35
                                                        Class B shares    14,580,903  $          8.17
                                                        Class C shares       240,391  $          8.17
                                                        Class I shares     8,841,560  $          8.42
                                                        Class Y shares        13,331  $          8.39
-----------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                     $     4,676,000
-----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Aggressive Growth Fund

YEAR ENDED MAY 31, 2006

----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Income:
Dividends                                                                              $  1,245,523
Interest                                                                                    108,287
Fee income from securities lending (Note 6)                                                 153,117
    Less foreign taxes withheld                                                             (10,058)
----------------------------------------------------------------------------------------------------
Total income                                                                              1,496,869
----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        1,950,153
Distribution fee
    Class A                                                                                 310,563
    Class B                                                                                 348,467
    Class C                                                                                   9,442
Transfer agency fee                                                                         499,784
Incremental transfer agency fee
    Class A                                                                                  33,384
    Class B                                                                                  20,052
    Class C                                                                                     407
Service fee - Class Y                                                                           62
Administrative services fees and expenses                                                   130,418
Compensation of board members                                                                 9,394
Custodian fees                                                                              209,626
Printing and postage                                                                         39,740
Registration fees                                                                            72,291
Audit fees                                                                                   28,000
Other                                                                                        38,472
----------------------------------------------------------------------------------------------------
Total expenses                                                                            3,700,255
    Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)       (547,066)
----------------------------------------------------------------------------------------------------
                                                                                          3,153,189
    Earnings credits on cash balances (Note 2)                                              (17,721)
----------------------------------------------------------------------------------------------------
Total net expenses                                                                        3,135,468
----------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                          (1,638,599)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                       20,116,411
    Foreign currency transactions                                                          (362,155)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  19,754,256
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                       23,979
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                    19,778,235
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $ 18,139,636
====================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Aggressive Growth Fund

YEAR ENDED MAY 31,                                                                2006            2005
-------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) net                                             $  (1,638,599)   $   (387,923)
Net realized gain (loss) on investments                                     19,754,256        (471,590)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies          23,979       3,657,382
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             18,139,636       2,797,869
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income
       Class A                                                                      -         (45,007)
       Class I                                                                      -         (51,354)
       Class Y                                                                      -             (87)
    Net realized gain
       Class A                                                                (862,915)       (246,040)
       Class B                                                                (228,189)        (51,788)
       Class C                                                                 (15,909)         (3,559)
       Class I                                                              (1,775,548)       (139,015)
       Class Y                                                                  (1,537)           (321)
-------------------------------------------------------------------------------------------------------
Total distributions                                                         (2,884,098)       (537,171)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                                 15,742,391      16,827,755
    Class B shares                                                           4,883,894       5,226,812
    Class C shares                                                             320,980         212,899
    Class I shares                                                          31,280,342      34,131,333
    Class Y shares                                                              40,000          18,116
Fund merger (Note 8)
    Class A shares                                                         403,680,440             N/A
    Class B shares                                                         115,434,063             N/A
    Class C shares                                                           1,472,074             N/A
    Class I shares                                                              12,913             N/A
    Class Y shares                                                              29,607             N/A
Reinvestment of distributions at net asset value
    Class A shares                                                             851,042         218,876
    Class B shares                                                             226,466          51,335
    Class C shares                                                              15,304           3,385
    Class I shares                                                           1,775,237         190,223
    Class Y shares                                                               1,102             218
Payments for redemptions
    Class A shares                                                         (33,818,960)     (9,893,555)
    Class B shares (Note 2)                                                 (9,837,541)     (1,978,351)
    Class C shares (Note 2)                                                   (367,095)        (33,864)
    Class I shares                                                          (5,285,841)     (1,935,046)
    Class Y shares                                                                  -         (15,827)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          526,456,418      43,024,309
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    541,711,956      45,285,007
Net assets at beginning of year                                             71,850,541      26,565,534
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 613,562,497    $ 71,850,541
=======================================================================================================
Undistributed net investment income                                      $          52    $        109
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 12.14% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
18 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,173,238 and accumulated net realized loss has been decreased by $1,648,286 resulting in a net reclassification adjustment to decrease paid-in capital by $3,524,952.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                         2006             2005
--------------------------------------------------------------------------------

CLASS A
Distributions paid from:
       Ordinary income .......................         $412,843         $270,901
       Long-term capital gain ................          450,072           20,146

CLASS B
Distributions paid from:
       Ordinary income .......................          109,048           47,547
       Long-term capital gain ................          119,141            4,241

CLASS C
Distributions paid from:
       Ordinary income .......................            7,485            3,264
       Long-term capital gain ................            8,424              295

CLASS I
Distributions paid from:
       Ordinary income .......................          859,871          178,986
       Long-term capital gain ................          915,677           11,383

CLASS Y
Distributions paid from:
       Ordinary income .......................              760              382
       Long-term capital gain ................              777               26

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..........................        $     3,570,965
Accumulated long-term gain (loss) ......................        $     6,844,341
Unrealized appreciation (depreciation) .................        $(1,172,295,894)

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Aggressive Growth Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
20 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $10,780 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $186,311 for Class A, $31,213 for Class B and $35 for Class C for the year ended May 31, 2006.

For the year ended May 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.38% for Class A, 2.15% for Class B, 2.18% for Class C, 1.10% for Class I and 1.25% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $299,734, $87,636, $2,038 and $105, respectively, and the management fees waived at the Fund level were $157,553. Under this agreement which was effective until March 10, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.44% for Class A, 2.21% for Class B, 2.20% for Class C, 1.09% for Class I and 1.27% for Class Y of the Fund's average daily net assets. Effective as of March 11, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 1.01% for Class I and 1.19% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $17,721 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $906,635,190 (including $455,236,627 from RiverSource Strategy Aggressive Fund that was acquired in the fund merger as described in
Note 8) and $442,043,339, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $57 for the year ended May 31, 2006.


--------------------------------------------------------------------------------
22 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED MAY 31, 2006
                                       CLASS A       CLASS B       CLASS C       CLASS I      CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                  1,912,147      601,800       40,807      3,859,541       4,835
Fund merger                          48,508,656   14,163,150      180,639          1,540       3,543
Issued for reinvested distributions     102,942       27,952        1,889        212,954         132
Redeemed                             (3,917,672)  (1,171,076)     (44,462)      (623,304)         --
------------------------------------------------------------------------------------------------------
Net increase (decrease)              46,606,073   13,621,826      178,873      3,450,731       8,510
------------------------------------------------------------------------------------------------------


                                                           YEAR ENDED MAY 31, 2005
                                       CLASS A       CLASS B       CLASS C       CLASS I      CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                  2,400,596      752,817       31,064      4,745,978       2,453
Issued for reinvested distributions      30,107        7,140          471         26,058          30
Redeemed                             (1,377,012)    (288,973)      (4,848)      (299,763)     (2,096)
------------------------------------------------------------------------------------------------------
Net increase (decrease)               1,053,691      470,984       26,687      4,472,273         387
------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE           CURRENCY TO   CURRENCY TO     UNREALIZED     UNREALIZED
                       BE DELIVERED   BE RECEIVED    APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------
June 30, 2006                97,956        81,076        $441         $     --
                        Swiss Franc   U.S. Dollar
June 30, 2006            10,709,985     1,471,010           -          11,033
                      Swedish Krona   U.S. Dollar
--------------------------------------------------------------------------------
Total                                                    $441         $11,033
--------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $4,676,000 were on loan to brokers. For collateral, the Fund received $4,830,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $153,117 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

8. FUND MERGER

At the close of business on March 10, 2006, RiverSource Aggressive Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Strategy Aggressive Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Aggressive Growth Fund immediately before the acquisition were $115,041,224 and the combined net assets immediately after the acquisition were $635,670,321.

The merger was accomplished by a tax-free exchange of 39,285,456 shares of RiverSource Strategy Aggressive Fund valued at $520,629,097.

In exchange for the RiverSource Strategy Aggressive Fund shares and net assets, RiverSource Aggressive Growth Fund issued the following number of shares:

                                                                        SHARES
--------------------------------------------------------------------------------
Class A                                                               48,508,656
Class B                                                               14,163,150
Class C                                                                  180,639
Class I                                                                    1,540
Class Y                                                                    3,543
--------------------------------------------------------------------------------

RiverSource Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                                                                  TEMPORARY
                                              TOTAL         CAPITAL        UNREALIZED          ACCUMULATED       BOOK-TO-TAX
                                          NET ASSETS         STOCK        APPRECIATION      NET REALIZED LOSS    DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategy Aggressive Fund     $520,629,097   $1,702,499,723     $51,123,048      $(1,232,935,848)      $(57,826)
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,227,447,858 at May 31, 2006 that if not offset by future capital gains will expire as follows:

     2008             2009             2010           2011              2012
--------------------------------------------------------------------------------
  $20,090,427     $841,156,325     $315,348,051    $23,741,111       $27,111,944
--------------------------------------------------------------------------------

RiverSource Aggressive Growth Fund acquired $1,232,077,642 of capital loss carry-overs in connection with the RiverSource Strategy Aggressive Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital gains as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
26 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.29     $6.95     $5.60     $5.08
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.06)     (.03)     (.04)     (.01)
Net gains (losses) (both realized and unrealized)                    1.34       .46      1.65       .53
------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.28       .43      1.61       .52
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                                       -       (.02)       -         --
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.22)     (.09)     (.26)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.35     $7.29     $6.95     $5.60
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 418     $  25     $  17     $   5
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.38%     1.55%     1.55%     1.46%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.77%)    (.90%)   (1.20%)   (1.20%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.57%     6.17%    29.09%    10.24%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.69%, 1.97%, 3.02% and 24.14% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

CLASS B

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.18     $6.89     $5.59     $5.08
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.12)     (.06)     (.07)     (.02)
Net gains (losses) (both realized and unrealized)                    1.33       .42      1.63       .53
------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.21       .36      1.56       .51
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.17     $7.18     $6.89     $5.59
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 119     $   7     $   3       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.15%     2.34%     2.34%     2.25%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.55%)   (1.70%)   (1.97%)   (1.92%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.86%     5.29%    28.22%    10.04%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.47%, 2.75%, 3.81% and 24.93% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
28 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.18     $6.89     $5.59     $5.08
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.11)     (.07)     (.07)     (.02)
Net gains (losses) (both realized and unrealized)                    1.32       .43      1.63       .53
------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.21       .36      1.56       .51
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.17     $7.18     $6.89     $5.59
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   2       $--       $--       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.18%     2.35%     2.35%     2.21%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.44%)   (1.70%)   (1.98%)   (1.95%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.86%     5.29%    28.22%    10.04%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.48%, 2.75%, 3.82% and 24.94% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

CLASS I

---------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004(b)
Net asset value, beginning of period                                $7.32     $6.97     $7.14
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)       -       (.03)
Net gains (losses) (both realized and unrealized)                    1.34       .45      (.14)
---------------------------------------------------------------------------------------------------
Total from investment operations                                     1.32       .45      (.17)
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   -       (.03)       --
Distributions from realized gains                                    (.22)     (.07)       --
---------------------------------------------------------------------------------------------------
Total distributions                                                  (.22)     (.10)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.42     $7.32     $6.97
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  74     $  39     $   6
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.10%     1.23%     1.14%(e)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.21%)    (.59%)    (.72%)(e)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%
---------------------------------------------------------------------------------------------------
Total return(f)                                                     18.04%     6.49%    (2.38%)(g)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.18%, 1.50% and 2.70% for the periods ended May 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
30 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

-------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.31     $6.96     $5.60     $5.08
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.01)     (.04)     (.01)
Net gains (losses) (both realized and unrealized)                    1.33       .45      1.66       .53
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.30       .44      1.62       .52
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   -       (.02)       -         --
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.22)     (.09)     (.26)       --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.39     $7.31     $6.96     $5.60
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $--       $--       $--       $--
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.25%     1.37%     1.37%     1.30%(e)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.39%)    (.74%)   (1.03%)   (1.03%)(e)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
-------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.79%     6.40%    29.26%    10.24%(g)
-------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.80%, 2.84% and 23.96% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                   REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Aggressive Growth Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the three-year period ended May 31, 2006 and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Aggressive Growth Fund as of May 31, 2006, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

July 20, 2006


--------------------------------------------------------------------------------
32 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Aggressive Growth Fund
Fiscal year ended May 31, 2006

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
    Qualified Dividend Income for individuals ..................       24.02%
    Dividends Received Deduction for corporations ..............       20.84%
PAYABLE DATE                                                       PER SHARE
March 7, 2006 ..................................................   $ 0.10330
CAPITAL GAIN DISTRIBUTIONS - taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 ..................................................   $ 0.05139
March 7, 2006 ..................................................     0.06272
Total ..........................................................   $ 0.11411
Total distributions ............................................   $ 0.21741

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
    Qualified Dividend Income for individuals ..................       24.02%
    Dividends Received Deduction for corporations ..............       20.84%
PAYABLE DATE                                                       PER SHARE
March 7, 2006 ..................................................   $ 0.10330
CAPITAL GAIN DISTRIBUTIONS - taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 ..................................................   $ 0.05139
March 7, 2006 ..................................................     0.06272
Total ..........................................................   $ 0.11411
Total distributions ............................................   $ 0.21741


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
    Qualified Dividend Income for individuals ..................       24.02%
    Dividends Received Deduction for corporations ..............       20.84%
PAYABLE DATE                                                       PER SHARE
March 7, 2006 ..................................................   $ 0.10330
CAPITAL GAIN DISTRIBUTIONS - taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 ..................................................   $ 0.05139
March 7, 2006 ..................................................     0.06272
Total ..........................................................   $ 0.11411
Total distributions ............................................   $ 0.21741

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
    Qualified Dividend Income for individuals ..................       24.02%
    Dividends Received Deduction for corporations ..............       20.84%
PAYABLE DATE                                                       PER SHARE
March 7, 2006 ..................................................   $ 0.10330
CAPITAL GAIN DISTRIBUTIONS - taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 ..................................................   $ 0.05139
March 7, 2006 ..................................................     0.06272
Total ..........................................................   $ 0.11411
Total distributions ............................................   $ 0.21741

CLASS Y

INCOME DISTRIBUTIONS - taxable as dividend income:
    Qualified Dividend Income for individuals ..................       24.02%
    Dividends Received Deduction for corporations ..............       20.84%
PAYABLE DATE                                                       PER SHARE
March 7, 2006 ..................................................   $ 0.10330
CAPITAL GAIN DISTRIBUTIONS - taxable as long-term capital gain
PAYABLE DATE                                                       PER SHARE
Dec. 21, 2005 ..................................................   $ 0.05139
March 7, 2006 ..................................................     0.06272
Total ..........................................................   $ 0.11411
Total distributions ............................................   $ 0.21741


--------------------------------------------------------------------------------
34 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

                                                 BEGINNING          ENDING          EXPENSES
                                               ACCOUNT VALUE     ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                               DEC. 1, 2005      MAY 31, 2006     THE PERIOD(a)  EXPENSE RATIO
----------------------------------------------------------------------------------------------------------------
 Class A
----------------------------------------------------------------------------------------------------------------
    Actual(b)                                      $1,000          $1,055.50         $6.97(c)         1.36%
----------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)       $1,000          $1,018.15         $6.84(c)         1.36%
----------------------------------------------------------------------------------------------------------------
 Class B
----------------------------------------------------------------------------------------------------------------
    Actual(b)                                      $1,000          $1,052.70        $10.90(c)         2.13%
----------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)       $1,000          $1,014.31        $10.70(c)         2.13%
----------------------------------------------------------------------------------------------------------------
 Class C
----------------------------------------------------------------------------------------------------------------
    Actual(b)                                      $1,000          $1,052.70        $10.95(c)         2.14%
----------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)       $1,000          $1,014.26        $10.75(c)         2.14%
----------------------------------------------------------------------------------------------------------------
 Class I
----------------------------------------------------------------------------------------------------------------
    Actual(b)                                      $1,000          $1,056.30         $5.38(c)         1.05%
----------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)       $1,000          $1,019.70         $5.29(c)         1.05%
----------------------------------------------------------------------------------------------------------------
 Class Y
----------------------------------------------------------------------------------------------------------------
    Actual(b)                                      $1,000          $1,056.50         $6.20(c)         1.21%
----------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)       $1,000          $1,018.90         $6.09(c)         1.21%
----------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: +5.55% for Class A, +5.27% for Class B, +5.27% for Class C, +5.63% for Class I and +5.65% for Class Y.

(c) Effective as of March 11, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A; 2.13% for Class B; 2.12% for Class C; 1.01% for Class I; and 1.19% for Class Y of the Fund's average daily net assets. If this change had been in place for the entire six-month period ended May 31, 2006, the actual expenses paid would have been $6.97 for Class A, $10.90 for Class B, $10.85 for Class C, $5.18 for Class I and $6.10 for Class Y; the hypothetical expenses paid would have been $6.84 for Class A, $10.70 for Class B, $10.65 for Class C, $5.09 for Class I and $5.99 for Class Y.

--------------------------------------------------------------------------------
36 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND       PRINCIPAL OCCUPATION                       OTHER
AGE                          LENGTH OF SERVICE   DURING PAST FIVE YEARS                     DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Board member        Chief Justice, Minnesota Supreme
901 S. Marquette Ave.        since 2006          Court, 1998-2005
Minneapolis, MN 55402
Age 52
--------------------------------------------------------------------------------------------------------------------
Arne H. Carlson              Board member        Chair, Board Services Corporation
901 S. Marquette Ave.        since 1999          (provides administrative services
Minneapolis, MN 55402                            to boards); former Governor
Age 71                                           of Minnesota
--------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn            Board member        Trustee Professor of Economics and
901 S. Marquette Ave.        since 2004          Management, Bentley College;
Minneapolis, MN 55402                            former Dean, McCallum Graduate
Age 55                                           School of Business, Bentley College
--------------------------------------------------------------------------------------------------------------------
Anne P. Jones                Board member        Attorney and Consultant
901 S. Marquette Ave.        since 1985
Minneapolis, MN 55402
Age 71
--------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind              Board member        Former Managing Director,                  American Progressive
901 S. Marquette Ave.        since 2005          Shikiar Asset Management                   Insurance
Minneapolis, MN 55402
Age 70
--------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        Board member        President Emeritus and                     Valmont Industries, Inc.
901 S. Marquette Ave.        since 2002          Professor of Economics,                    (manufactures irrigation
Minneapolis, MN 55402                            Carleton College                           systems)
Age 67
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 37
--------------------------------------------------------------------------------

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                                 LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member          Director, Enterprise Asset               Strategic Distribution, Inc.
901 S. Marquette Ave.               since 2004            Management, Inc. (private real           (transportation, distribution
Minneapolis, MN 55402                                     estate and asset management              and logistics consultants)
Age 53                                                    company)
-----------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                      Board member          President and Chief Executive
901 S. Marquette Ave.               since 2006            Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                     Insurance Company, Inc. since 1999
Age 52
-----------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                     Board member          Former three-term United States
1201 Sunshine Ave.                  since 1997            Senator for Wyoming
Cody, WY 82414
Age 74
-----------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                Board member          Chief Executive Officer, RiboNovix,      Hybridon, Inc.
901 S. Marquette Ave.               since 2002            Inc. since 2003 (biotechnology);         (biotechnology); American
Minneapolis, MN 55402                                     former President, Forester Biotech       Healthways, Inc. (health
Age 62                                                                                             management programs)
-----------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                                 LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member          President - U.S. Asset Management
53600 Ameriprise Financial Center   since 2001,           and Chief Investment Officer,
Minneapolis, MN 55474               Vice President        Ameriprise Financial, Inc. and
Age 45                              since 2002            President, Chairman of the Board
                                                          and Chief Investment Officer,
                                                          RiverSource Investments, LLC
                                                          since 2005; Senior Vice President -
                                                          Chief Investment Officer, Ameriprise
                                                          Financial, Inc. and Chairman of the
                                                          Board and Chief Investment Officer,
                                                          RiverSource Investments, LLC,
                                                          2001-2005
-----------------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


--------------------------------------------------------------------------------
38 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:


NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND          PRINCIPAL OCCUPATION
AGE                                  LENGTH OF SERVICE      DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer              Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center      since 2002             since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                       2000-2002
Age 51
-----------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                   Vice President         Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center      since 2004             Financial, Inc. and RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                       Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 42                                                      2002-2006 and RiverSource Investments, LLC, 2004-2006;
                                                            Managing Director, Zurich Global Assets, 2001-2002
-----------------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                       President              Senior Vice President - Mutual Funds, Ameriprise Financial, Inc.,
596 Ameriprise Financial Center      since 2002             since 2002 and Senior Vice President, RiverSource Investments,
Minneapolis, MN 55474                                       LLC since 2004; Vice President and Managing Director -
Age 52                                                      American Express Funds, Ameriprise Financial, Inc., 2000-2002
-----------------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                        Vice President,        President of Board Services Corporation
901 S. Marquette Ave.                General Counsel,
Minneapolis, MN 55402                and Secretary
Age 67                               since 1978
-----------------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden                     Acting Chief           Vice President - Asset Management Compliance, RiverSource
1875 Ameriprise Financial Center     Compliance Officer     Investments, LLC since 2006; Chief Compliance Officer - Mason
Minneapolis, MN 55474                since 2006             Street Advisors, LLC, 2002-2006
Age 40
-----------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                       Anti-Money             Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center     Laundering Officer     Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474                since 2004             Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Age 42                                                      Director and Bank Secrecy Act Officer, American Express
                                                            Centurion Bank, 2000-2003
-----------------------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 39
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, the Board determined to approve the continuation of the subadvisory agreements.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
40 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE AGGRESSIVE GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                     AFFIRMATIVE                   WITHHOLD
--------------------------------------------------------------------------------
Kathleen Blatz                      91,411,309.55               2,488,328.01
--------------------------------------------------------------------------------
Arne H. Carlson                     91,296,151.88               2,603,485.68
--------------------------------------------------------------------------------
Patricia M. Flynn                   91,851,257.62               2,048,379.94
--------------------------------------------------------------------------------
Anne P. Jones                       91,453,366.54               2,446,271.02
--------------------------------------------------------------------------------
Jeffrey Laikind                     91,001,606.56               2,898,031.00
--------------------------------------------------------------------------------
Stephen R. Lewis, Jr.               92,181,832.04               1,717,805.52
--------------------------------------------------------------------------------
Catherine James Paglia              91,865,961.18               2,033,676.38
--------------------------------------------------------------------------------
Vikki L. Pryor                      91,209,497.63               2,690,139.93
--------------------------------------------------------------------------------
Alan K. Simpson                     91,384,714.17               2,514,923.39
--------------------------------------------------------------------------------
Alison Taunton-Rigby                92,070,587.27               1,829,050.29
--------------------------------------------------------------------------------
William F. Truscott                 92,123,656.71               1,775,980.85
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

   AFFIRMATIVE             AGAINST          ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------
  89,439,679.32         2,839,413.21     1,620,545.03              0.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 41
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

                AFFIRMATIVE             AGAINST                ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------------------------
               90,725,483.31         1,525,759.16           1,648,395.09              0.00

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

                AFFIRMATIVE             AGAINST                ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------------------------
               90,810,557.97         1,444,974.68           1,644,104.91              0.00

LENDING

                AFFIRMATIVE             AGAINST                ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------------------------
               90,038,741.65         2,032,824.62           1,828,071.29              0.00

BORROWING

                AFFIRMATIVE             AGAINST                ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------------------------
               90,443,782.62         1,725,283.49           1,730,571.45              0.00


--------------------------------------------------------------------------------
42 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) AGGRESSIVE GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
RIVERSOURCE [LOGO](SM)  by RiverSource Investments, LLC and distributed by
       INVESTMENTS      Ameriprise Financial Services, Inc., Member NASD. Both
                        companies are part of Ameriprise Financial, Inc.

                                                                 S-6260 G (7/06)

Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
FUNDAMENTAL GROWTH FUND


ANNUAL REPORT FOR THE
PERIOD ENDED MAY 31, 2006

> RIVERSOURCE FUNDAMENTAL GROWTH
  FUND SEEKS TO PROVIDE SHAREHOLDERS
  WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot .............................................................    2

Performance Summary .......................................................    3

Questions & Answers with Portfolio Management .............................    4

The Fund's Long-term Performance ..........................................    8

Investments in Securities .................................................   10

Financial Statements ......................................................   13

Notes to Financial Statements .............................................   16

Report of Independent Registered Public Accounting Firm ...................   28

Federal Income Tax Information ............................................   29

Fund Expenses Example .....................................................   30

Board Members and Officers ................................................   32

Approval of Investment Management Services Agreement ......................   35

Proxy Voting ..............................................................   35

Results of Meeting of Shareholders ........................................   36

      [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 1
--------------------------------------------------------------------------------

FUND SNAPSHOT

                                 AT MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

PORTFOLIO MANAGERS         SINCE    YEARS IN INDUSTRY
Steven Barry               4/03           21
Gregory Ekizian, CFA       4/03           21
David Shell, CFA           4/03           19

WELLINGTON MANAGEMENT COMPANY, LLP

PORTFOLIO MANAGERS         SINCE    YEARS IN INDUSTRY
John Boselli, CFA          4/05           21
Andrew Shilling, CFA       4/05           15

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class

A: 4/24/03      B: 4/24/03      C: 4/24/03      I: 3/4/04       Y: 4/24/03

Ticker symbols by class

A: AXPAX        B: --           C: --           I: APGIX        Y: --
Total net assets                                             $165.3 million
Number of holdings                                                       93

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X   LARGE
                    MEDIUM  SIZE
                    SMALL


--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------

Percentage of portfolio assets

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology          24.8%
Health Care                     19.9%
Financials                      15.8%
Consumer Discretionary          10.9%
Energy                           7.9%
Industrials                      7.7%
Consumer Staples                 4.8%
Short-Term Securities            3.0%
Telecommunication Services       2.6%
Materials                        1.9%
Utilities                        0.7%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Percentage of portfolio assets

Medtronic (Health Care Equipment & Supplies)                                3.7%
--------------------------------------------------------------------------------
QUALCOMM (Communications Equipment)                                         3.0
--------------------------------------------------------------------------------
Freddie Mac (Thrifts & Mortgage Finance)                                    2.4
--------------------------------------------------------------------------------
Amgen (Biotechnology)                                                       2.3
--------------------------------------------------------------------------------
Schlumberger (Energy Equipment & Services)                                  2.3
--------------------------------------------------------------------------------
AstraZeneca ADR (Pharmaceuticals)                                           2.2
--------------------------------------------------------------------------------
Cisco Systems (Communications Equipment)                                    2.2
--------------------------------------------------------------------------------
First Data (IT Services)                                                    2.1
--------------------------------------------------------------------------------
Boeing (Aerospace & Defense)                                                2.1
--------------------------------------------------------------------------------
Countrywide Financial (Thrifts & Mortgage Finance)                          2.1
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
For the year ended May 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+5.33%   RiverSource Fundamental Growth Fund Class A (excluding sales charge)
+6.14%   Russell 1000(R) Growth Index (unmanaged)
+6.34%   Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                            CLASS A                  CLASS B             CLASS C        CLASS I    CLASS Y
(INCEPTION DATES)           (4/24/03)               (4/24/03)           (4/24/03)       (3/4/04)  (4/24/03)
                                                           AFTER                AFTER
                        NAV(1)       POP(2)    NAV(1)     CDSC(3)  NAV(1)       CDSC(4)  NAV(5)     NAV(5)
AT MAY 31, 2006
------------------------------------------------------------------------------------------------------------
1 year                  +5.33%       -0.73%    +4.54%     -0.46%   +4.54%       +3.54%   +5.75%     +5.47%
------------------------------------------------------------------------------------------------------------
3 years                 +5.31%       +3.26%    +4.51%     +3.27%   +4.51%       +4.51%     N/A      +5.55%
------------------------------------------------------------------------------------------------------------
Since inception         +6.77%       +4.75%    +5.91%     +5.05%   +5.91%       +5.91%   +0.63%     +7.00%
------------------------------------------------------------------------------------------------------------

AT JUNE 30, 2006

1 year                  +3.57%       -2.39%    +2.76%     -2.24%   +2.76%       +1.76%   +4.00%     +3.72%
------------------------------------------------------------------------------------------------------------
3 years                 +4.71%       +2.66%    +3.90%     +2.65%   +3.90%       +3.90%     N/A      +4.94%
------------------------------------------------------------------------------------------------------------
Since inception         +6.26%       +4.30%    +5.42%     +4.57%   +5.42%       +5.42%   +0.18%     +6.48%
------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                     WITH PORTFOLIO MANAGEMENT

RiverSource Fundamental Growth Fund rose 5.33% for the 12-month period ended May 31, 2006 (Class A shares, excluding sales charge), underperforming its benchmark, the Russell 1000 Growth Index, which rose 6.14% during the same period. The Fund also underperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which increased 6.34%.

RiverSource Fundamental Growth Fund's portfolio is managed by two independent money management firms. As of May 31, 2006, Goldman Sachs Asset Management, L.P. (Goldman Sachs) and Wellington Management Company, LLP (Wellington Management) each managed approximately 50% of the Fund's portfolio.

At May 31, 2006, approximately 83% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC. As a result of asset allocation decisions by RiverSource, it is possible RiverSource Fundamental Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 21, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Fundamental Growth Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 19 and 30.

Q: What factors affected the performance of your portion of the portfolio for the annual period?

      GOLDMAN SACHS: For the annual period, stock selection in the energy sector contributed positively to performance. In addition, wireless telecommunications tower holdings also helped performance. Conversely, select companies in the technology industry weighed on the Fund's performance.

      Energy holdings Schlumberger and Suncor Energy were significant contributors to performance. Schlumberger was up during the period as the company reported earnings results that surpassed consensus expectations. Oil-sands company, Suncor Energy saw its output and profits increase during the period. In addition, wireless tower companies Crown Castle International and American Tower contributed to returns. During the period, the tower leasing environment became very robust and strength in leasing activity continued into 2006. We believe the intrinsic value of these businesses continues to grow as demand for wireless communication increases.


--------------------------------------------------------------------------------
4 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE CONTINUE TO BELIEVE THAT MANY OF THE HOLDINGS
  IN OUR PORTION OF THE FUND ARE TRADING AT A
  DISCOUNT TO THE INTRINSIC VALUE OF THEIR BUSINESSES.

  -- GOLDMAN SACHS

Within the information technology sector, Dell detracted from performance. Dell has strategically chosen to invest more in its international business, which we believe has caused its domestic business to suffer. We believe that the market will realize that some of the problems facing Dell are transitional and are not all secular in nature. We still believe Dell's valuation is reasonable and its fundamentals are intact. On the positive side, QUALCOMM contributed to the Fund as demand for third generation wireless capability continues to increase.

Lastly, Carnival weighed on performance during the reporting period. We believe the fundamentals of the business have been deteriorating due to economic factors and weaker bookings as last year's hurricanes damaged ports. With the prolonged increase in oil prices, Carnival's energy costs grew by more than 50% in the past year and impacted profit margins.

WELLINGTON MANAGEMENT: Among the largest detractors from performance during the period were information technology holdings Electronic Arts and Marvell Technology Group. Video game manufacturer Electronic Arts saw software sales fall shy of expectations during this video game console transition period. Shares of semiconductor company Marvell Technology Group retreated due to concerns that slowing PC growth would negatively impact the hard disk drive industry. XM Satellite Radio declined due to investor concerns regarding rising customer acquisition costs.

Positive contributions to performance came primarily from the energy and financials sectors. Shares of Chicago Mercantile Exchange, a futures exchange, continued their ascent alongside rising trading volumes and expansion of the company's electronic trading platform. Exploration and production firms Cameco and Petro-Canada and oil field services company Halliburton led the portfolio's positive results in energy.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> POSITIVE CONTRIBUTIONS TO PERFORMANCE CAME
  PRIMARILY FROM THE ENERGY AND FINANCIALS SECTORS.

  -- WELLINGTON MANAGEMENT

Q:    What changes did you make to your portion of the Fund during the period?

      GOLDMAN SACHS: Consistent with our long-term approach, there were no material changes to our portion of the Fund's investment strategy during the period. We sold the Fund's position in Carnival as we became concerned consumers would be impacted by high gas prices and that Carnival would not be able to exhibit the pricing power it once had. The stock price has since declined after we sold the Fund's position.

      WELLINGTON MANAGEMENT: During the period, we decreased our exposure to the consumer discretionary sector as we eliminated Apollo Group and PETsMART on concerns that increasing competition would lead to slower growth rates. We also eliminated our portion of the Fund's position in XM Satellite Radio due to concerns about rising costs and the potential for declining installations. We increased our exposure to the financials sector as we initiated a new position in Franklin Resources due to solid growth trends supported by strong investment performance. We also added Legg Mason after the company agreed to swap its retail brokerage business in exchange for Citigroup's asset management group, making Legg Mason a dedicated asset manager.

Q:    How do you intend to manage your portion of the Fund in the coming months?

      GOLDMAN SACHS: We continue to believe that many of the holdings in our portion of the Fund are trading at a discount to the intrinsic value of their businesses. This situation creates a unique opportunity for these companies, many of which have high levels of free cash flow that they can use to buy back stock and create shareholder value. In addition, our portfolio is composed of companies that are less dependent on the economy for growth, as evidenced by the consistency between their short- and long-term growth rates. In certain market environments, such as this one, their short-term growth rates might not attract the attention of investors given very high short-term growth of cyclical companies


--------------------------------------------------------------------------------
6 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      and commodity-based businesses. However, in the long term, we believe the values of businesses that deliver high, sustainable growth should be recognized, resulting in strong long-term performance for the portfolio.

      WELLINGTON MANAGEMENT: We continue to use security-specific research to build the Fund one stock at a time. We seek to identify individual companies that possess an explicit sustainable growth advantage that will enable them to maintain an above average growth rate for an extended period. As a result of bottom-up investment decisions, our portion of the Fund ended the period with its largest overweight to the financials sector and underweight positions to the consumer staples and consumer discretionary sectors.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 7
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Fundamental Growth Fund Class A shares (from 5/1/03 to 5/31/06)* as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. Russell 1000 Growth Index and Lipper peer group data is from May 1, 2003.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                           CLASS A
                     -----------------------------------------------------------
                                Short-term      Long-term
Fiscal year ended     Income   capital gains  capital gains       TOTAL
--------------------------------------------------------------------------------
May 31, 2006           $--         $  --         $0.01            $0.01
--------------------------------------------------------------------------------
May 31, 2005            --          0.03            --             0.03
--------------------------------------------------------------------------------
May 31, 2004            --          0.12            --             0.12
--------------------------------------------------------------------------------
May 31, 2003(1)         --            --            --               --
--------------------------------------------------------------------------------

(1) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.


--------------------------------------------------------------------------------
8 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FUNDAMENTAL GROWTH
FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                RiverSource Fundamental
                  Growth Fund Class A              Russell 1000(R)            Lipper Large-Cap
                (includes sales charge)            Growth Index(1)          Growth Funds Index(2)
5/1/03                  $9,425                         $10,000                     $10,000
5/31/03                 $9,886                         $10,499                     $10,490
5/31/04                $10,906                         $12,391                     $12,104
5/31/05                $10,963                         $12,804                     $12,722
5/31/06                $11,547                         $13,590                     $13,528

COMPARATIVE RESULTS
Results at May 31, 2006

                                                                                     SINCE
                                                               1 YEAR   3 YEARS   INCEPTION(3)
RIVERSOURCE FUNDAMENTAL GROWTH FUND (INCLUDES SALES CHARGE)
----------------------------------------------------------------------------------------------
Class A    Cumulative value of $10,000                         $9,927    $11,010     $11,547
----------------------------------------------------------------------------------------------
           Average annual total return                          -0.73%     +3.26%      +4.75%
----------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX(1)
----------------------------------------------------------------------------------------------
           Cumulative value of $10,000                        $10,614    $12,947     $13,590
----------------------------------------------------------------------------------------------
           Average annual total return                          +6.14%     +8.99%     +10.46%
----------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
----------------------------------------------------------------------------------------------
           Cumulative value of $10,000                        $10,634    $12,897     $13,528
----------------------------------------------------------------------------------------------
           Average annual total return                          +6.34%     +8.85%     +10.30%
----------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from April 24, 2003. Russell 1000 Growth Index and Lipper peer group data is from May 1, 2003.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Fundamental Growth Fund

MAY 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
--------------------------------------------------------------------------------

ISSUER                                              SHARES             VALUE(a)
AEROSPACE & DEFENSE (4.1%)
Boeing                                                41,970          $3,494,002
General Dynamics                                      35,050           2,230,582
United Technologies                                   17,480           1,092,850
                                                                      ----------
Total                                                                  6,817,434
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
United Parcel Service Cl B                            18,430           1,484,537
--------------------------------------------------------------------------------

BEVERAGES (1.6%)
PepsiCo                                               43,880           2,652,985
--------------------------------------------------------------------------------

BIOTECHNOLOGY (4.2%)
Amgen                                                 56,870(b)        3,843,844
Amylin Pharmaceuticals                                11,792(b)          535,946
Genzyme                                                8,230(b)          489,685
Gilead Sciences                                       13,480(b)          772,808
MedImmune                                             40,940(b)        1,302,711
                                                                      ----------
Total                                                                  6,944,994
--------------------------------------------------------------------------------

CAPITAL MARKETS (4.7%)
Charles Schwab                                       114,210           1,902,739
Franklin Resources                                    25,540           2,297,323
Legg Mason                                            12,640           1,212,555
UBS                                                   21,500(c)        2,434,230
                                                                      ----------
Total                                                                  7,846,847
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
Commerce Bancorp                                      60,540           2,378,617
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Corporate Executive Board                              4,050             411,966
Equifax                                               25,080             904,886
                                                                      ----------
Total                                                                  1,316,852
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (6.8%)
Cisco Systems                                        187,920(b)        3,698,266
Motorola                                              58,780           1,239,670
QUALCOMM                                             109,170           4,935,575
Research In Motion                                    19,480(b,c)      1,264,057
                                                                      ----------
Total                                                                 11,137,568
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
COMPUTERS & PERIPHERALS (4.9%)
Apple Computer                                        20,540(b)       $1,227,676
Dell                                                  48,040(b)        1,219,255
EMC                                                   94,420(b)        1,208,576
Network Appliance                                     91,540(b)        2,929,280
SanDisk                                               26,740(b)        1,504,660
                                                                      ----------
Total                                                                  8,089,447
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.1%)
Fluor                                                 21,600           1,893,456
--------------------------------------------------------------------------------
CONSUMER FINANCE (0.5%)
American Express                                      15,520             843,667
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.7%)
Chicago Mercantile  Exchange Holdings                  4,110           1,813,743
Moody's                                               25,090           1,312,207
NASDAQ Stock Market                                   45,519(b)        1,385,598
                                                                      ----------
Total                                                                  4,511,548
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
TXU                                                   18,810           1,077,813
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (4.8%)
Baker Hughes                                          30,640           2,644,232
Halliburton                                           21,200           1,581,308
Schlumberger                                          57,490           3,769,619
                                                                      ----------
Total                                                                  7,995,159
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
Wal-Mart Stores                                       35,700           1,729,665
Whole Foods Market                                    14,220             924,300
                                                                      ----------
Total                                                                  2,653,965
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Hershey                                               16,200             921,942
WM Wrigley Jr                                         24,925           1,139,571
                                                                      ----------
Total                                                                  2,061,513
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (7.7%)
Fisher Scientific Intl                                18,780(b)        1,394,415
Medtronic                                            122,200           6,169,877
St. Jude Medical                                      72,050(b)        2,456,905

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES          VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Stryker                                               24,740        $  1,086,086
Zimmer Holdings                                       23,380(b)        1,415,659
                                                                    ------------
Total                                                                 12,522,942
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Caremark Rx                                           20,870(b)        1,001,134
Medco Health Solutions                                18,520(b)          998,228
UnitedHealth Group                                    63,850           2,806,846
                                                                    ------------
Total                                                                  4,806,208
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Harrah's Entertainment                                17,410           1,323,856
Las Vegas Sands                                        3,680(b)          259,845
Marriott Intl Cl A                                    22,800           1,649,124
                                                                    ------------
Total                                                                  3,232,825
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Fortune Brands                                        17,930           1,326,820
Garmin                                                 3,310(c)          308,790
                                                                    ------------
Total                                                                  1,635,610
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Procter & Gamble                                      11,330             614,653
--------------------------------------------------------------------------------
INSURANCE (0.5%)
Progressive                                           27,880             762,518
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (2.6%)
Google Cl A                                            7,040(b)        2,617,613
Yahoo!                                                55,130(b)        1,741,557
                                                                    ------------
Total                                                                  4,359,170
--------------------------------------------------------------------------------

IT SERVICES (2.2%)
First Data                                            77,080           3,554,159
--------------------------------------------------------------------------------
MACHINERY (0.8%)
Danaher                                               19,670           1,261,044
--------------------------------------------------------------------------------
MEDIA (6.3%)
Lamar Advertising Cl A                                19,740(b)        1,076,225
McGraw-Hill Companies                                 62,000           3,199,199
Time Warner                                           48,740             838,815
Univision Communications Cl A                         35,100(b)        1,261,845
Viacom Cl B                                           49,270(b)        1,859,943
Walt Disney                                           55,965           1,706,933
XM Satellite Radio Holdings Cl A                      34,350(b)          495,327
                                                                    ------------
Total                                                                 10,438,287
--------------------------------------------------------------------------------

METALS & MINING (1.9%)
Cameco                                                54,570(c)        2,263,563
Peabody Energy                                        14,590             909,541
                                                                    ------------
Total                                                                  3,173,104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                                SHARES            VALUE(a)
MULTILINE RETAIL (0.7%)
Target                                                22,080          $1,080,154
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.0%)
Chesapeake Energy                                     52,600           1,609,034
Petro-Canada                                          12,250(c)          563,133
Suncor Energy                                         34,850(c)        2,827,380
                                                                    ------------
Total                                                                  4,999,547
--------------------------------------------------------------------------------

PHARMACEUTICALS (5.3%)
AstraZeneca ADR                                       70,230(c)        3,717,977
Sanofi-Aventis ADR                                    38,410(c)        1,815,641
Schering-Plough                                      105,990           2,020,169
Wyeth                                                 25,580           1,170,029
                                                                    ------------
Total                                                                  8,723,816
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.3%)
Starwood Hotels &  Resorts Worldwide                  35,900           2,193,490
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Intel                                                 31,620             569,792
Linear Technology                                     54,830           1,850,513
Marvell Technology Group                              37,440(b,c)      1,784,765
NVIDIA                                                28,900(b)          664,122
                                                                    ------------
Total                                                                  4,869,192
--------------------------------------------------------------------------------

SOFTWARE (5.5%)
Adobe Systems                                         57,990(b)        1,660,254
Autodesk                                              39,060(b)        1,421,393
Electronic Arts                                       70,810(b)        2,978,976
Microsoft                                             96,630           2,188,670
SAP ADR                                               15,670(c)          824,712
                                                                    ------------
Total                                                                  9,074,005
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Lowe's Companies                                      27,740           1,727,647
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (4.6%)
Countrywide Financial                                 91,030           3,484,628
Freddie Mac                                           67,420           4,047,897
                                                                    ------------
Total                                                                  7,532,525
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.6%)
America Movil ADR Series L                            22,030(c)          719,500
American Tower Cl A                                   64,760(b)        2,005,617
Crown Castle Intl                                     50,230(b)        1,595,807
                                                                    ------------
Total                                                                  4,320,924
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $155,835,771)                                                $160,588,222
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%)
--------------------------------------------------------------------------------

ISSUER                      EFFECTIVE              AMOUNT            VALUE(a)
                              YIELD              PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
General Electric
   06-01-06                    5.05%             $ 2,800,000        $  2,799,607
Park Granada LLC
   06-01-06                    5.07                2,200,000(d)        2,199,690
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,000,000)                                                  $  4,999,297
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $160,835,771)(e)                                             $165,587,519
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 11.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $2,199,690 or 1.3% of net assets.

(e) At May 31, 2006, the cost of securities for federal income tax purposes was $161,629,377 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $12,225,787
      Unrealized depreciation                                        (8,267,645)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                   $ 3,958,142
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
12 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Fundamental Growth Fund

MAY 31, 2006

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $160,835,771)                                                           $165,587,519
Cash in bank on demand deposit                                                                   101,886
Capital shares receivable                                                                         29,488
Dividends and accrued interest receivable                                                        115,738
Receivable for investment securities sold                                                        157,017
---------------------------------------------------------------------------------------------------------
Total assets                                                                                 165,991,648
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payable for investment securities purchased                                                      635,463
Accrued investment management services fee                                                         3,505
Accrued distribution fee                                                                           6,982
Accrued transfer agency fee                                                                           99
Accrued administrative services fee                                                                  270
Other accrued expenses                                                                            66,253
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                                712,572
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $165,279,076
=========================================================================================================

---------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                    $    269,825
Additional paid-in capital                                                                   157,666,270
Accumulated net realized gain (loss)                                                           2,591,233
Unrealized appreciation (depreciation) on investments                                          4,751,748
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $165,279,076
=========================================================================================================
Net assets applicable to outstanding shares:            Class A                             $ 20,450,998
                                                        Class B                             $  7,294,807
                                                        Class C                             $    612,756
                                                        Class I                             $136,879,180
                                                        Class Y                             $     41,335
Net asset value per share of outstanding capital stock: Class A shares     3,360,217        $       6.09
                                                        Class B shares     1,228,621        $       5.94
                                                        Class C shares       103,093        $       5.94
                                                        Class I shares    22,283,868        $       6.14
                                                        Class Y shares         6,741        $       6.13
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 13
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Fundamental Growth Fund

YEAR ENDED MAY 31, 2006

-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                      $ 1,184,656
Interest                                                                                           193,784
    Less foreign taxes withheld                                                                    (13,509)
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     1,364,931
-----------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                 987,877
Distribution fee
    Class A                                                                                         48,218
    Class B                                                                                         73,735
    Class C                                                                                          4,838
Transfer agency fee                                                                                 57,404
Incremental transfer agency fee
    Class A                                                                                          4,125
    Class B                                                                                          2,781
    Class C                                                                                            187
Service fee -- Class Y                                                                                  35
Administrative services fees and expenses                                                           83,643
Compensation of board members                                                                       13,044
Custodian fees                                                                                      72,878
Printing and postage                                                                                43,090
Registration fees                                                                                   49,997
Audit fees                                                                                          20,000
Other                                                                                                4,169
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   1,466,021
    Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)               (11,008)
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,455,013
    Earnings credits on cash balances (Note 2)                                                      (1,085)
-----------------------------------------------------------------------------------------------------------
Total net expenses                                                                               1,453,928
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                    (88,997)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                               4,310,674
    Foreign currency transactions                                                                     (279)
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                          4,310,395
Net change in unrealized appreciation (depreciation) on investments                              1,143,623
-----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                   5,454,018
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 5,365,021
===========================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Fundamental Growth Fund

YEAR ENDED MAY 31,                                                         2006            2005
----------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
Investment income (loss) net                                          $     (88,997)   $    (10,011)
Net realized gain (loss) on investments                                   4,310,395      (1,247,258)
Net change in unrealized appreciation (depreciation) on investments       1,143,623       3,346,651
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           5,365,021       2,089,382
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net Investment income
       Class I                                                             (114,610)             --
    Net realized gain
       Class A                                                              (28,537)        (92,591)
       Class B                                                              (10,640)        (29,023)
       Class C                                                                 (783)         (1,624)
       Class I                                                             (159,894)       (199,970)
       Class Y                                                                  (51)           (450)
----------------------------------------------------------------------------------------------------
Total distributions                                                        (314,515)       (323,658)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                               9,755,222      11,788,705
    Class B shares                                                        2,941,155       4,671,700
    Class C shares                                                          466,724         143,654
    Class I shares                                                       72,232,825      53,097,765
    Class Y shares                                                           19,000           8,400
Reinvestment of distributions at net asset value
    Class A shares                                                           28,270          67,151
    Class B shares                                                           10,611          28,562
    Class C shares                                                              766           1,430
    Class I shares                                                          274,479         199,920
    Class Y shares                                                               34             389
Payments for redemptions
    Class A shares                                                       (8,492,982)     (5,594,994)
    Class B shares (Note 2)                                              (2,870,610)     (1,804,107)
    Class C shares (Note 2)                                                (185,373)        (92,644)
    Class I shares                                                       (2,414,797)       (338,157)
    Class Y shares                                                               --         (62,518)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        71,765,324      62,115,256
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  76,815,830      63,880,980
Net assets at beginning of year                                          88,463,246      24,582,266
----------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 165,279,076    $ 88,463,246
====================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 15
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Fundamental Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc, (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 82.82% of the Fund's net assets.

At May 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 83% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually


--------------------------------------------------------------------------------
16 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 17
--------------------------------------------------------------------------------
gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $213,618 and accumulated net realized gain has been decreased by $213,501 resulting in a net reclassification adjustment to decrease paid-in capital by $117.

The tax character of distributions paid for the years indicated is as follows:


YEAR ENDED MAY 31,                                        2006            2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
       Ordinary income ...............................   $    --         $88,975
       Long-term capital gain ........................    28,537           3,616
CLASS B
Distributions paid from:
       Ordinary income ...............................        --          27,890
       Long-term capital gain ........................    10,640           1,133


--------------------------------------------------------------------------------
18 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

YEAR ENDED MAY 31,                                       2006             2005
--------------------------------------------------------------------------------
CLASS C
Distributions paid from:
       Ordinary income .............................   $     --         $  1,561
       Long-term capital gain ......................        783               63
CLASS I
Distributions paid from:
       Ordinary income .............................    114,610          192,161
       Long-term capital gain ......................    159,894            7,809
CLASS Y
Distributions paid from:
       Ordinary income .............................         --              432
       Long-term capital gain ......................         51               18

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income........................................  $2,732,498
Accumulated long-term gain (loss)....................................  $  652,341
Unrealized appreciation (depreciation)...............................  $3,958,142

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $76,111 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 19
--------------------------------------------------------------------------------
net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.04% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $61,046 for Class A, $7,972 for Class B and $44 for Class C for the year ended May 31, 2006.

For the year ended May 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.38% for Class A, 2.15% for Class B, 2.14% for Class C and 1.20% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $7,993, $2,808, $196 and $11, respectively. Under this agreement which was effective until May 31, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.40% for Class A, 2.17% for Class B,


--------------------------------------------------------------------------------
20 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

2.17% for Class C, 1.05% for Class I and 1.23% for Class Y of the Fund's average daily net assets. Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.32% for Class B, 2.32% for Class C, 1.20% for Class I and 1.38% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,085 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $151,356,691 and $81,165,386, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                          YEAR ENDED MAY 31, 2006
                                        CLASS A      CLASS B     CLASS C       CLASS I      CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                    1,588,882     491,321      77,973     11,820,012       3,139
Issued for reinvested distributions         4,530       1,737         125         43,707           5
Redeemed                               (1,400,717)   (480,454)    (30,970)      (385,685)         --
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                   192,695      12,604      47,128     11,478,034       3,144
-----------------------------------------------------------------------------------------------------


                                                           YEAR ENDED MAY 31, 2005
                                        CLASS A      CLASS B     CLASS C       CLASS I      CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                    2,084,450     834,684      25,569      9,402,843       1,538
Issued for reinvested distributions        11,459       4,941         247         34,000          66
Redeemed                                 (988,146)   (325,363)    (16,466)       (56,958)    (11,105)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,107,763     514,262       9,350      9,379,885      (9,501)
-----------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 21
--------------------------------------------------------------------------------

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
22 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.79     $5.79     $5.36     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)     (.01)     (.02)       --
Net gains (losses) (both realized and unrealized)                     .32       .04       .57       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .31       .03       .55       .25
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.09     $5.79     $5.79     $5.36
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  20     $  18     $  12     $   5
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.38%     1.50%     1.40%     1.20%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.38%)    (.18%)    (.48%)     .16%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      5.33%      .52%    10.32%     4.89%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.42%, 1.56%, 3.06% and 23.71% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 23
--------------------------------------------------------------------------------

CLASS B

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.69     $5.74     $5.35     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.04)     (.03)     (.01)
Net gains (losses) (both realized and unrealized)                     .29       .02       .54       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .26      (.02)      .51       .24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.94     $5.69     $5.74     $5.35
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   7     $   7     $   4       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.15%     2.27%     2.17%     1.89%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.15%)    (.97%)   (1.25%)    (.78%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      4.54%     (.34%)    9.57%     4.70%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.18%, 2.34%, 3.83% and 24.48% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
24 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.69     $5.75     $5.35     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.05)     (.03)     (.01)
Net gains (losses) (both realized and unrealized)                     .29       .02       .55       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .26      (.03)      .52       .24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.94     $5.69     $5.75     $5.35
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   1     $  --     $  --     $  --
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.14%     2.27%     2.18%     1.86%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.14%)    (.94%)   (1.27%)    (.53%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      4.54%     (.52%)    9.75%     4.70%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.18%, 2.35%, 3.83% and 24.49% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 25
--------------------------------------------------------------------------------

CLASS I

----------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004(b)
Net asset value, beginning of period                                $5.82     $5.80     $6.10
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           --       .01      (.01)
Net gains (losses) (both realized and unrealized)                     .33       .04      (.29)
----------------------------------------------------------------------------------------------------
Total from investment operations                                      .33       .05      (.30)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)       --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.14     $5.82     $5.80
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 137     $  63     $   8
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      .93%     1.11%    1.03%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .07%      .22%      .03%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%
----------------------------------------------------------------------------------------------------
Total return(f)                                                      5.75%      .88%    (4.91%)(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 26
--------------------------------------------------------------------------------

CLASS Y

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.82     $5.81     $5.36     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)      .01      (.01)       --
Net gains (losses) (both realized and unrealized)                     .33       .03       .58       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .32       .04       .57       .25
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.13     $5.82     $5.81     $5.36
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $--       $--       $--       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.20%     1.31%     1.22%     1.07%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.20%)     .09%     (.33%)     .31%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      5.47%      .70%    10.72%     4.89%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.23%, 1.39%, 2.87% and 23.53% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 27
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                    REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Fundamental Growth Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006 and the financial highlights for each of the years in the three-year period ended May 31, 2006, and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Fundamental Growth Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

July 20, 2006


--------------------------------------------------------------------------------
28 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Fundamental Growth Fund
Fiscal year ended May 31, 2006

CLASS A
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005 .................................................   $0.00858

CLASS B
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005 .................................................   $0.00858

CLASS C
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005 .................................................   $0.00858

CLASS I
INCOME DISTRIBUTIONS -- taxable as dividend income:
    Qualified Dividend Income for individuals .................        100%
    Dividends Received Deduction for corporations .............        100%
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005 .................................................   $0.00615

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005 .................................................   $0.00858
Total distributions ...........................................   $0.01473

CLASS Y
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005 .................................................   $0.00858

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 29
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
30 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

                                                BEGINNING        ENDING         EXPENSES
                                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                              DEC. 1, 2005    MAY 31, 2006    THE PERIOD(a)   EXPENSE RATIO
-----------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $990.00           $6.70            1.35%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000       $1,018.20           $6.79            1.35%
-----------------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $986.50          $10.50            2.12%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000       $1,014.36          $10.65            2.12%
-----------------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $984.80          $10.49            2.12%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000       $1,014.36          $10.65            2.12%
-----------------------------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $991.10           $4.57             .92%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000       $1,020.34           $4.63             .92%
-----------------------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                      $1,000         $990.10           $5.85            1.18%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)       $1,000       $1,019.05           $5.94            1.18%
-----------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: -1.00% for Class A, -1.35% for Class B, -1.52% for Class C, -0.89% for Class I and -0.99% for Class Y.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 31
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND           PRINCIPAL OCCUPATION                    OTHER
AGE                                  LENGTH OF SERVICE       DURING PAST FIVE YEARS                  DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                       Board member            Chief Justice, Minnesota Supreme
901 S. Marquette Ave.                since 2006              Court, 1998-2005
Minneapolis, MN 55402
Age 52
-------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                      Board member            Chair, Board Services Corporation
901 S. Marquette Ave.                since 1999              (provides administrative services
Minneapolis, MN 55402                                        to boards); former Governor
Age 71                                                       of Minnesota
-------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                    Board member            Trustee Professor of Economics and
901 S. Marquette Ave.                since 2004              Management, Bentley College;
Minneapolis, MN 55402                                        former Dean, McCallum Graduate
Age 55                                                       School of Business, Bentley College
-------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                        Board member            Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 71
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                      Board member            Former Managing Director,               American Progressive
901 S. Marquette Ave.                since 2005              Shikiar Asset Management                Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                Board member            President Emeritus and                  Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002              Professor of Economics,                 (manufactures irrigation
Minneapolis, MN 55402                                        Carleton College                        systems)
Age 67
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND         PRINCIPAL OCCUPATION                        OTHER
AGE                                  LENGTH OF SERVICE     DURING PAST FIVE YEARS                      DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia               Board member          Director, Enterprise Asset                  Strategic Distribution, Inc.
901 S. Marquette Ave.                since 2004            Management, Inc. (private real              (transportation, distribution
Minneapolis, MN 55402                                      estate and asset management                 and logistics consultants)
Age 53                                                     company)
------------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                       Board member          President and Chief Executive
901 S. Marquette Ave.                since 2006            Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                      Insurance Company, Inc. since 1999
Age 52
------------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                      Board member          Former three-term United States
1201 Sunshine Ave.                   since 1997            Senator for Wyoming
Cody, WY 82414
Age 74
------------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                 Board member          Chief Executive Officer, RiboNovix,         Hybridon, Inc.
901 S. Marquette Ave.                since 2002            Inc. since 2003 (biotechnology);            (biotechnology); American
Minneapolis, MN 55402                                      former President, Forester Biotech          Healthways, Inc. (health
Age 62                                                                                                 management programs)
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND         PRINCIPAL OCCUPATION                        OTHER
AGE                                  LENGTH OF SERVICE     DURING PAST FIVE YEARS                      DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                  Board member          President - U.S. Asset Management
53600 Ameriprise Financial Center    since 2001,           and Chief Investment Officer,
Minneapolis, MN 55474                Vice President        Ameriprise Financial, Inc. and
Age 45                               since 2002            President, Chairman of the Board
                                                           and Chief Investment Officer,
                                                           RiverSource Investments, LLC
                                                           since 2005; Senior Vice President -
                                                           Chief Investment Officer, Ameriprise
                                                           Financial, Inc. and Chairman of the
                                                           Board and Chief Investment Officer,
                                                           RiverSource Investments, LLC,
                                                           2001-2005
------------------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 33
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND             PRINCIPAL OCCUPATION
AGE                                  LENGTH OF SERVICE         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer                 Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center      since 2002                since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                          2000-2002
Age 51
------------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                   Vice President            Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center      since 2004                Financial, Inc. and RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                          Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 42                                                         2002-2006 and RiverSource Investments, LLC, 2004-2006;
                                                               Managing Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                       President                 Senior Vice President - Mutual Funds, Ameriprise Financial, Inc.,
596 Ameriprise Financial Center      since 2002                since 2002 and Senior Vice President, RiverSource Investments,
Minneapolis, MN 55474                                          LLC since 2004; Vice President and Managing Director -
Age 52                                                         American Express Funds, Ameriprise Financial, Inc., 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                        Vice President,           President of Board Services Corporation
901 S. Marquette Ave.                General Counsel,
Minneapolis, MN 55402                and Secretary
Age 67                               since 1978
------------------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden                     Acting Chief              Vice President - Asset Management Compliance, RiverSource
1875 Ameriprise Financial Center     Compliance Officer        Investments, LLC since 2006; Chief Compliance Officer - Mason
Minneapolis, MN 55474                since 2006                Street Advisors, LLC, 2002-2006
Age 40
------------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                       Anti-Money                Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center     Laundering Officer        Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474                since 2004                Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Age 42                                                         Director and Bank Secrecy Act Officer, American Express
                                                               Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
34 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, the Board determined to approve the continuation of the subadvisory agreements.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 35
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE FUNDAMENTAL GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                            AFFIRMATIVE                    WITHHOLD
--------------------------------------------------------------------------------
Kathleen Blatz             131,535,898.08                 5,968,857.30
--------------------------------------------------------------------------------
Arne H. Carlson            132,390,619.25                 5,114,136.13
--------------------------------------------------------------------------------
Patricia M. Flynn          132,455,707.12                 5,049,048.26
--------------------------------------------------------------------------------
Anne P. Jones              132,455,707.12                 5,049,048.26
--------------------------------------------------------------------------------
Jeffrey Laikind            132,455,707.12                 5,049,048.26
--------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      132,148,453.30                 5,356,302.08
--------------------------------------------------------------------------------
Catherine James Paglia     132,455,707.12                 5,049,048.26
--------------------------------------------------------------------------------
Vikki L. Pryor             132,455,707.12                 5,049,048.26
--------------------------------------------------------------------------------
Alan K. Simpson            134,822,971.94                 2,681,783.44
--------------------------------------------------------------------------------
Alison Taunton-Rigby       132,455,707.12                 5,049,048.26
--------------------------------------------------------------------------------
William F. Truscott        134,710,965.93                 2,793,789.45
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

          AFFIRMATIVE                 AGAINST                        ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
        131,531,750.52             3,305,153.82                   2,667,851.04            0.00
-----------------------------------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

          AFFIRMATIVE                 AGAINST                        ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
        132,554,468.40             1,955,012.37                   2,995,274.61            0.00
-----------------------------------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

          AFFIRMATIVE                 AGAINST                        ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
        133,168,570.82             1,440,270.33                   2,895,914.23            0.00
-----------------------------------------------------------------------------------------------------------

LENDING

          AFFIRMATIVE                 AGAINST                        ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
        132,515,497.77             1,821,431.58                   3,167,826.03            0.00
-----------------------------------------------------------------------------------------------------------

BORROWING

          AFFIRMATIVE                 AGAINST                        ABSTAIN         BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------------
        132,441,605.33             1,895,324.02                   3,167,826.03            0.00
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
36 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) FUNDAMENTAL GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
RIVERSOURCE [LOGO](SM)  by RiverSource Investments, LLC and distributed by
       INVESTMENTS      Ameriprise Financial Services, Inc., Member NASD. Both
                        companies are part of Ameriprise Financial, Inc.

                                                                 S-6261 G (7/06)

      Annual Report

                                                         RiverSource [LOGO] (SM)
                                                                Investments

      RIVERSOURCE (SM)
      FUNDAMENTAL VALUE FUND

--------------------------------------------------------------------------------

      ANNUAL REPORT FOR THE
      PERIOD ENDED MAY 31, 2006

   >  RIVERSOURCE FUNDAMENTAL VALUE
      FUND SEEKS TO PROVIDE SHAREHOLDERS
      WITH LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .................................................................2

Performance Summary ...........................................................3

Questions & Answers with Portfolio Management .................................4

The Fund's Long-term Performance ..............................................6

Investments in Securities .....................................................8

Financial Statements .........................................................11

Notes to Financial Statements ................................................14

Report of Independent Registered Public Accounting Firm ......................27

Federal Income Tax Information ...............................................28

Fund Expenses Example ........................................................29

Board Members and Officers ...................................................31

Approval of Investment Management Services Agreement .........................34

Proxy Voting .................................................................34

Results of Meeting of Shareholders ...........................................35

                                     [LOGO]
                                  DALBAR RATED
                                      2006
                               FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                            <
--------------------------------------------------------------------------------

DAVIS SELECTED ADVISERS, L.P.

PORTFOLIO MANAGERS                     SINCE      YEARS IN INDUSTRY
Christopher Davis                      6/01              18
Kenneth Feinberg                       6/01              12

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                <
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 6/18/01        B: 6/18/01       C: 6/18/01      I: 3/4/04        Y: 6/18/01

Ticker symbols by class
A: AFVAX          B: AFVBX         C: AFVCX        I: AFVIX         Y: --

Total net assets                                                  $1.127 billion

Number of holdings                                                            83

--------------------------------------------------------------------------------
STYLE MATRIX                                                                  <
--------------------------------------------------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
  X                     LARGE
                        MEDIUM  SIZE
                        SMALL

--------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                      38.8%
Consumer Staples                                14.9%
Energy                                          11.0%
Consumer Discretionary                           9.4%
Industrials                                      8.2%
Information Technology                           4.8%
Materials                                        4.1%
Health Care                                      3.9%
Short-Term Securities**                          2.9%
Telecommunication Services                       2.0%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 2.9%, 2.3% is due to security lending activity and 0.6% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                              <
--------------------------------------------------------------------------------

Percentage of portfolio assets

American Express (Consumer Finance)                                         4.7%
--------------------------------------------------------------------------------
Altria Group (Tobacco)                                                      4.5
--------------------------------------------------------------------------------
Costco Wholesale (Food & Staples Retailing)                                 4.2
--------------------------------------------------------------------------------
JPMorgan Chase & Co (Diversified Financial Services)                        4.2
--------------------------------------------------------------------------------
American Intl Group (Insurance)                                             4.1
--------------------------------------------------------------------------------
Tyco Intl (Industrial Conglomerates)                                        4.1
--------------------------------------------------------------------------------
Golden West Financial (Thrifts & Mortgage Finance)                          3.5
--------------------------------------------------------------------------------
ConocoPhillips (Oil, Gas & Consumable Fuels)                                3.4
--------------------------------------------------------------------------------
Berkshire Hathaway Cl B (Insurance)                                         3.3
--------------------------------------------------------------------------------
Comcast Special Cl A (Media)                                                3.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2006

RiverSource Fundamental Value Fund
Class A (excluding sales charge)                                        +11.38%

S&P 500(R) Index (unmanaged)                                             +8.64%

Russell 1000(R) Value Index (unmanaged)                                 +12.61%

Lipper Large-Cap Value Funds Index                                      +11.50%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                  <
--------------------------------------------------------------------------------

                         CLASS A            CLASS B             CLASS C        CLASS I      CLASS Y
(INCEPTION DATES)       (6/18/01)          (6/18/01)           (6/18/01)       (3/4/04)    (6/18/01)
                                                 AFTER               AFTER
                     NAV(1)    POP(2)     NAV(1) CDSC(3)     NAV(1)  CDSC(4)    NAV(5)      NAV(5)
AT MAY 31, 2006
----------------------------------------------------------------------------------------------------
1 year              +11.38%    +4.99%   +10.71%   +5.71%    +10.67%   +9.67%    +11.96%     +11.65%
----------------------------------------------------------------------------------------------------
3 years             +13.71%   +11.49%   +12.93%  +11.87%    +12.87%  +12.87%      N/A       +13.92%
----------------------------------------------------------------------------------------------------
Since inception      +5.11%    +3.86%    +4.35%   +4.01%     +4.42%   +4.42%    +8.06%       +5.29%
----------------------------------------------------------------------------------------------------
AT JUNE 30, 2006
----------------------------------------------------------------------------------------------------
1 year              +10.68%    +4.32%    +9.81%   +4.81%     +9.78%   +8.78%    +11.07%     +10.94%
----------------------------------------------------------------------------------------------------
3 years             +13.30%   +11.08%   +12.45%  +11.39%    +12.40%  +12.40%      N/A       +13.51%
----------------------------------------------------------------------------------------------------
5 years              +4.93%    +3.70%    +4.15%   +3.80%     +4.22%   +4.22%      N/A        +5.10%
----------------------------------------------------------------------------------------------------
Since inception      +5.20%    +3.97%    +4.42%   +4.25%     +4.49%   +4.49%     +8.07%      +5.37%
----------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:
      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

RiverSource Fundamental Value Fund rose 11.38% for the 12-month period ended May 31, 2006 (Class A shares, excluding sales charge), underperforming its benchmark, the Russell 1000(R) Value Index, which rose 12.61% during the same period. The Fund also underperformed the Lipper Large Cap Value Funds Index, which increased 11.50%. The S&P 500(R) Index returned 8.64% for the period. Davis Selected Advisers, L.P., an independent money management firm, manages the Fund's portfolio.

Q: What factors most significantly affected the Fund's performance for the period?

A: Energy companies were the most important contributors to the Fund's performance during the annual period. The Fund benefited both by investing a larger percentage of its assets in the energy sector as well as from positive stock selection within the sector. EOG Resources, Devon Energy, ConocoPhillips and Occidental Petroleum were among the top contributors to performance.

      In addition, two insurance companies, American International Group and Loews, were top contributors to performance during the period as was JPMorgan Chase & Co., a diversified financial company. Altria Group and Costco Wholesale, two consumer staples companies, also contributed positively.

      The Fund's holdings in health care companies and information technology companies detracted from the Fund's performance for the period. Pharmaceuticals company Eli Lilly and health care company HCA detracted from performance. Within the information technology sector Dell, Lexmark Intl and Microsoft were also among the Fund's top detractors from performance. Finally, chocolate maker Hershey from the consumer staples sector also detracted from performance.

Q:    What changes did you make to the Fund during the period?

A: During the period, there have been two changes to the companies making up the Fund's top 10 holdings. American Express is a new holding for the Fund


--------------------------------------------------------------------------------
4 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> ENERGY COMPANIES WERE THE MOST IMPORTANT
  CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING
  THE ANNUAL PERIOD.

      and now ranks as the Fund's largest holding. ConocoPhillips, which last year was the Fund's thirteenth largest holding, now ranks among the top 10 holdings. Former top 10 holdings HSBC Holdings and Progressive still rank among the Fund's top 12 holdings.

      Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

Q:    How are you positioning the Fund going forward?

A: The Fund's investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Fundamental Value Fund Class A shares (from 7/1/01 to 5/31/06)* as compared to the performance of three widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index), the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. S&P 500 Index, Russell 1000(R) Value Index and Lipper peer group data is from July 1, 2001.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    CLASS A
                                ------------------------------------------------
                                          Short-term        Long-term
Fiscal year ended               Income   capital gains    capital gains   TOTAL
--------------------------------------------------------------------------------
May 31, 2006                    $0.02        $--              $--         $0.02
--------------------------------------------------------------------------------
May 31, 2005                     0.02         --               --          0.02
--------------------------------------------------------------------------------
May 31, 2004                     0.01         --               --          0.01
--------------------------------------------------------------------------------
May 31, 2003                       --         --               --            --
--------------------------------------------------------------------------------
May 31, 2002(1)                    --         --               --            --
--------------------------------------------------------------------------------

(1) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.


--------------------------------------------------------------------------------
6 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FUNDAMENTAL VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               RiverSource
               Fundamental
               Value Fund                                             Lipper
                 Class A                          Russell 1000       Large-Cap
                (includes         S&P 500            Value          Value Funds
              sales charge)       Index(1)          Index(2)         Index(3)
7/1/01            $9,425          $10,000           $10,000           $10,000
5/31/02           $8,796           $8,830            $9,659            $9,272
5/31/03           $8,206           $8,118            $8,900            $8,346
5/31/04           $9,976           $9,606           $10,664            $9,879
5/31/05          $10,831          $10,398           $12,316           $10,870
5/31/06          $12,064          $11,296           $13,869           $12,120

COMPARATIVE RESULTS

Results at May 31, 2006

                                                                                        SINCE
                                                               1 YEAR      3 YEARS   INCEPTION(4)
RIVERSOURCE FUNDAMENTAL VALUE FUND (INCLUDES SALES CHARGE)
--------------------------------------------------------------------------------------------------
Class A  Cumulative value of $10,000                           $10,499     $13,858     $12,064
--------------------------------------------------------------------------------------------------
         Average annual total return                             +4.99%     +11.49%      +3.86%
--------------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
--------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                           $10,864     $13,914     $11,296
--------------------------------------------------------------------------------------------------
         Average annual total return                             +8.64%     +11.64%      +2.51%
--------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(2)
--------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                           $11,261     $15,581     $13,869
--------------------------------------------------------------------------------------------------
         Average annual total return                            +12.61%     +15.93%      +6.88%
--------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(3)
--------------------------------------------------------------------------------------------------
         Cumulative value of $10,000                           $11,150     $14,521     $12,120
--------------------------------------------------------------------------------------------------
         Average annual total return                            +11.50%     +13.24%      +3.99%
--------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stock in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(4) Fund data is from June 18, 2001. S&P 500 Index, Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Fundamental Value Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service Cl B                        83,300        $     6,709,815
--------------------------------------------------------------------------------

AUTOMOBILES (1.7%)
Harley-Davidson                                  375,300(e)          18,708,705
--------------------------------------------------------------------------------

BEVERAGES (2.0%)
Diageo ADR                                       209,400(c)          13,860,186
Heineken Holding                                 248,750(c)           8,659,718
                                                                ----------------
Total                                                                22,519,904
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Morgan Stanley                                   117,700              7,017,274
State Street                                      37,800              2,347,380
                                                                ----------------
Total                                                                 9,364,654
--------------------------------------------------------------------------------

COMMERCIAL BANKS (7.4%)
Commerce Bancorp                                 182,100(e)           7,154,709
Fifth Third Bancorp                              106,400(e)           4,043,200
HSBC Holdings ADR                                387,748(c)          33,819,381
Lloyds TSB Group ADR                             212,700(c)           8,061,330
Wells Fargo & Co                                 463,200             30,742,584
                                                                ----------------
Total                                                                83,821,204
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.2%)
Apollo Group Cl A                                 76,500(b)           4,001,715
Dun & Bradstreet                                 102,900(b)           7,498,323
H&R Block                                        589,000             13,399,750
                                                                ----------------
Total                                                                24,899,788
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Nokia ADR                                        148,900(c)           3,196,883
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.5%)
Dell                                             329,400(b)           8,360,172
Hewlett-Packard                                  208,000              6,735,040
Lexmark Intl Cl A                                 41,300(b)           2,364,425
                                                                ----------------
Total                                                                17,459,637
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.6%)
Martin Marietta Materials                        105,200              9,626,852
Vulcan Materials                                 104,000              8,117,200
                                                                ----------------
Total                                                                17,744,052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
CONSUMER FINANCE (4.8%)
American Express                                 995,200        $    54,099,072
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.0%)
Sealed Air                                       443,800             22,886,766
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.1%)
Citigroup                                        531,200             26,188,160
JPMorgan Chase & Co                            1,131,140             48,231,810
Moody's                                          254,800             13,326,040
Principal Financial Group                         74,600              4,076,890
                                                                ----------------
Total                                                                91,822,900
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Embarq                                            21,285(b)             887,110
Sprint Nextel                                    718,100             15,230,901
                                                                ----------------
Total                                                                16,118,011
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Transocean                                       134,300(b)          10,927,991
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.4%)
Costco Wholesale                                 912,600(e)          48,303,918
Wal-Mart Stores                                  490,500             23,764,725
                                                                ----------------
Total                                                                72,068,643
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Hershey                                          146,300              8,325,933
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.0%)
Cardinal Health                                  181,400             12,137,474
Caremark Rx                                      298,400(b)          14,314,248
HCA                                              419,500             18,646,775
                                                                ----------------
Total                                                                45,098,497
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Hunter Douglas                                    40,403(c)           2,862,792
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble                                 224,300             12,168,275
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.2%)
Tyco Intl                                      1,735,944(c)          47,061,442
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
8 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
INSURANCE (15.0%)
American Intl Group                              781,500        $    47,515,199
Aon                                              237,500              8,466,875
Berkshire Hathaway Cl B                           12,533(b)          38,463,777
Chubb                                             65,000              3,284,450
Loews                                            663,700             22,552,526
Markel                                             2,500(b)             844,375
Marsh & McLennan Companies                        41,500              1,163,245
Progressive                                    1,153,100             31,537,285
Sun Life Financial                                45,500(c)           1,878,695
Transatlantic Holdings                           225,325             12,956,188
                                                                ----------------
Total                                                               168,662,615
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Expedia                                           81,300(b)           1,155,273
IAC/InterActiveCorp                               81,800(b)           2,112,894
                                                                ----------------
Total                                                                 3,268,167
--------------------------------------------------------------------------------

IT SERVICES (1.3%)
Iron Mountain                                    402,600(b)          14,872,044
--------------------------------------------------------------------------------

MARINE (0.5%)
Kuehne & Nagel Intl                               72,505(c)           5,410,700
--------------------------------------------------------------------------------

MEDIA (7.4%)
Comcast Special Cl A                           1,064,000(b)          34,048,000
Gannett                                           54,100              2,921,941
Lagardere                                        149,400(c)          11,791,860
Liberty Media Holding - Capital                   39,175(b,d)         3,117,155
Liberty Media Holding - Interactive ClA          195,875(b,d)         3,517,915
News Corp Cl A                                   992,800             18,932,696
NTL                                              206,172              5,500,669
WPP Group ADR                                     51,600(c)           3,178,560
                                                                ----------------
Total                                                                83,008,796
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
BHP Billiton                                     154,900(c)           3,025,578
Rio Tinto                                         55,000(c)           3,051,809
                                                                ----------------
Total                                                                 6,077,387
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.2%)
ConocoPhillips                                   623,716             39,474,985
Devon Energy                                     419,500             24,062,520
EOG Resources                                    358,600             23,545,676
Occidental Petroleum                             285,500             28,290,195
                                                                ----------------
Total                                                               115,373,376
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.5%)
Avon Products                                    174,000              5,515,800
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
SOFTWARE (1.8%)
Microsoft                                        883,200        $    20,004,480
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.5%)
Golden West Financial                            543,800             39,751,780
--------------------------------------------------------------------------------

TOBACCO (4.6%)
Altria Group                                     712,700             51,563,845
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.9%)
China Merchants Holdings Intl                  2,114,000(c)           6,281,043
COSCO Pacific                                  1,836,200(c)           3,787,004
                                                                ----------------
Total                                                                10,068,047
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
SK Telecom ADR                                   266,100(c,e)         6,945,210
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $900,431,626)                                            $ 1,118,387,211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%)(f)
--------------------------------------------------------------------------------
                                                  AMOUNT
                              EFFECTIVE         PAYABLE AT
ISSUER                          YIELD            MATURITY              VALUE(a)
COMMERCIAL PAPER
Amsterdam Funding
     06-27-06                     5.03%       $  1,100,000(g)   $     1,095,867
CC (USA)/Centari
     07-07-06                     5.12           2,500,000            2,486,916
Chesham Finance LLC
     06-26-06                     5.05           3,000,000            2,989,102
Dakota Notes
     06-13-06                     5.02           2,000,000(g)         1,996,382
Emerald Certificates MBNA MCCT 2001
     06-20-06                     5.04           3,000,000(g)         2,991,617
General Electric
     06-01-06                     5.05           5,900,000            5,899,172
Jupiter Securitization
     06-13-06                     5.02           3,000,000(g)         2,994,572
Old Line Funding
     06-05-06                     5.00           5,000,000(g)         4,996,528
Park Granada LLC
     07-05-06                     4.95           3,000,000(g)         2,985,627
Thames Asset Global Securitization #1
     06-07-06                     5.01           5,000,000(g)         4,995,129
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $33,436,087)                                             $    33,430,912
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $933,867,713)(h)                                         $ 1,151,818,123
================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 14.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.4% of net assets. See Note 5 to the financial statements. 0.6% of net assets is the Fund's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $22,055,722 or 2.0% of net assets.

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $934,765,681 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $   232,168,406
      Unrealized depreciation                                       (15,115,964)
      --------------------------------------------------------------------------
      Net unrealized appreciation                               $   217,052,442
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
10 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Fundamental Value Fund

MAY 31, 2006
-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $933,867,713)                                                       $1,151,818,123
Foreign currency holdings (identified cost $27,282) (Note 1)                                    29,133
Capital shares receivable                                                                       81,923
Dividends and accrued interest receivable                                                    1,622,320
Receivable for investment securities sold                                                    1,676,778
-------------------------------------------------------------------------------------------------------
Total assets                                                                             1,155,228,277
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                               93,828
Capital shares payable                                                                         233,499
Payable for investment securities purchased                                                    927,123
Payable upon return of securities loaned (Note 5)                                           26,725,000
Accrued investment management services fee                                                      21,853
Accrued distribution fee                                                                       253,492
Accrued service fee                                                                                  2
Accrued transfer agency fee                                                                      1,175
Accrued administrative services fee                                                              1,737
Other accrued expenses                                                                         128,277
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                           28,385,986
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $1,126,842,291
=======================================================================================================

-------------------------------------------------------------------------------------------------------
REPRESENTED BY
-------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                $    1,874,744
Additional paid-in capital                                                                 891,949,440
Undistributed net investment income                                                          1,012,136
Accumulated net realized gain (loss)                                                        14,053,729
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      217,952,242
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $1,126,842,291
=======================================================================================================
Net assets applicable to outstanding shares:             Class A                        $  740,994,065
                                                         Class B                        $  281,336,084
                                                         Class C                        $   18,027,515
                                                         Class I                        $   85,711,567
                                                         Class Y                        $      773,060
Net asset value per share of outstanding capital stock:  Class A shares   122,459,397   $         6.05
                                                         Class B shares    47,798,821   $         5.89
                                                         Class C shares     3,051,330   $         5.91
                                                         Class I shares    14,037,723   $         6.11
                                                         Class Y shares       127,109   $         6.08
-------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                       $   25,963,850
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Fundamental Value Fund

YEAR ENDED MAY 31, 2006
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                               $   18,363,875
Interest                                                                                       836,608
Fee income from securities lending (Note 5)                                                     67,551
   Less foreign taxes withheld                                                                (179,073)
-------------------------------------------------------------------------------------------------------
Total income                                                                                19,088,961
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                           7,971,622
Distribution fee
   Class A                                                                                   1,827,800
   Class B                                                                                   2,973,732
   Class C                                                                                     185,363
Transfer agency fee                                                                          1,779,432
Incremental transfer agency fee
   Class A                                                                                     124,945
   Class B                                                                                      96,982
   Class C                                                                                       6,159
Service fee -- Class Y                                                                             706
Administrative services fees and expenses                                                      658,982
Compensation of board members                                                                   12,678
Custodian fees                                                                                 107,080
Printing and postage                                                                           290,910
Registration fees                                                                               83,441
Audit fees                                                                                      22,500
Other                                                                                           28,572
-------------------------------------------------------------------------------------------------------
Total expenses                                                                              16,170,904
   Earnings credits on cash balances (Note 2)                                                  (43,319)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                          16,127,585
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                              2,961,376
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                           25,854,757
   Foreign currency transactions                                                               (69,393)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     25,785,364
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       86,711,178
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                      112,496,542
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         $  115,457,918
=======================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Fundamental Value Fund

YEAR ENDED MAY 31,                                                          2006             2005
-------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                        $    2,961,376   $    2,629,888
Net realized gain (loss) on investments                                    25,785,364       (1,704,066)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      86,711,178       58,440,166
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           115,457,918       59,365,988
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (2,587,961)      (2,021,349)
      Class I                                                                (359,311)        (251,443)
      Class Y                                                                  (3,294)          (1,910)
-------------------------------------------------------------------------------------------------------
Total distributions                                                        (2,950,566)      (2,274,702)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                195,638,314      349,004,258
   Class B shares                                                          59,894,423      134,939,580
   Class C shares                                                           4,222,741        6,923,551
   Class I shares                                                          41,798,178       47,970,825
   Class Y shares                                                             238,361          415,600
Reinvestment of distributions at net asset value
   Class A shares                                                           2,529,295        1,971,528
   Class I shares                                                             359,276          251,410
   Class Y shares                                                               3,240            1,850
Payments for redemptions
   Class A shares                                                        (173,307,197)     (78,793,508)
   Class B shares (Note 2)                                               (102,536,266)     (53,475,126)
   Class C shares (Note 2)                                                 (5,167,217)      (3,101,164)
   Class I shares                                                            (318,508)     (20,756,079)
   Class Y shares                                                             (52,318)          (6,325)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          23,302,322      385,346,400
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   135,809,674      442,437,686
Net assets at beginning of year                                           991,032,617      548,594,931
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $1,126,842,291   $  991,032,617
=======================================================================================================
Undistributed net investment income                                    $    1,012,136   $    1,002,906
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Fundamental Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 7.61% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
14 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2006, foreign currency holdings were entirely comprised of British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
16 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,580 and accumulated net realized gain has been increased by $1,580.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                       2006            2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income ............................... $2,587,961      $2,021,349
      Long-term capital gain ........................         --              --

CLASS B
Distributions paid from:
      Ordinary income ...............................         --              --
      Long-term capital gain ........................         --              --

CLASS C
Distributions paid from:
      Ordinary income ...............................         --              --
      Long-term capital gain ........................         --              --

CLASS I
Distributions paid from:
      Ordinary income ...............................    359,311         251,443
      Long-term capital gain ........................         --              --

CLASS Y
Distributions paid from:
      Ordinary income ...............................      3,294           1,910
      Long-term capital gain ........................         --              --

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..................................... $  1,012,136
Accumulated long-term gain (loss) ................................. $ 14,951,697
Unrealized appreciation (depreciation) ............................ $217,054,274

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $56,343 for the year ended May 31, 2006.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.


--------------------------------------------------------------------------------
18 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,495,951 for Class A, $417,114 for Class B and $2,352 for Class C for the year ended May 31, 2006.

Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.18% for Class A, 1.95% for Class B, 1.95% for Class C, 0.83% for Class I and 1.01% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $43,319 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $270,628,950 and $211,917,280, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED MAY 31, 2006
                                           CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
--------------------------------------------------------------------------------------------------------
Sold                                      33,874,810    10,636,594     745,838    7,044,001     41,307
Issued for reinvested distributions          422,253            --          --       59,581        539
Redeemed                                 (29,530,315)  (18,064,841)   (898,797)     (53,128)    (8,629)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                    4,766,748    (7,428,247)   (152,959)   7,050,454     33,217
--------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED MAY 31, 2005
                                           CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
--------------------------------------------------------------------------------------------------------
Sold                                      66,295,146    26,139,977   1,332,822    9,089,465     79,438
Issued for reinvested distributions          367,138            --          --       46,557        343
Redeemed                                 (14,875,649)  (10,508,586)   (595,615)  (3,799,765)    (1,184)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                   51,786,635    15,631,391     737,207    5,336,257     78,597
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $25,963,850 were on loan to brokers. For collateral, the Fund received $26,725,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $67,551 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
20 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.45    $ 5.04   $ 4.15      $ 4.45       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .02       .01      .01         .02           --
Net gains (losses) (both realized and unrealized)                      .60       .42      .89        (.32)        (.32)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .62       .43      .90        (.30)        (.32)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.02)     (.02)    (.01)         --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.05    $ 5.45   $ 5.04      $ 4.15       $ 4.45
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  741    $  641   $  332      $  201       $  156
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.26%     1.30%    1.34%(d)    1.35%(d)     1.33%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .46%      .58%     .42%        .52%         .14%(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      11.38%     8.57%   21.57%      (6.71%)      (6.67%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
22 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.32    $ 4.94   $ 4.09      $ 4.43       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.02)     (.02)    (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .59       .40      .86        (.33)        (.33)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .57       .38      .85        (.34)        (.34)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.89    $ 5.32   $ 4.94      $ 4.09       $ 4.43
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  281    $  294   $  196      $  135       $  106
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.03%     2.06%    2.10%(d)    2.11%(d)     2.10%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.30%)    (.20%)   (.34%)      (.24%)       (.63%)(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      10.71%     7.69%   20.78%      (7.67%)      (7.13%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.34    $ 4.96   $ 4.11      $ 4.44       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)     (.02)    (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .58       .40      .86        (.32)        (.32)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .57       .38      .85        (.33)        (.33)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.91    $ 5.34   $ 4.96      $ 4.11       $ 4.44
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   18    $   17   $   12      $    8       $    5
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.03%     2.07%    2.10%(d)    2.11%(d)     2.11%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.31%)    (.20%)   (.34%)      (.24%)       (.64%)(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      10.67%     7.66%   20.68%      (7.43%)      (6.92%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
24 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
-----------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005    2004(b)
Net asset value, beginning of period                                $ 5.49    $ 5.07   $ 5.20
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04       .02      .03
Net gains (losses) (both realized and unrealized)                      .62       .44     (.16)
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       .66       .46     (.13)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.04)     (.04)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.11    $ 5.49   $ 5.07
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   86    $   38   $    8
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .83%      .85%     .92%(d),(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .91%     1.10%     .92%(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%
-----------------------------------------------------------------------------------------------------
Total return(f)                                                      11.96%     8.99%   (2.50%)(g)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.47    $ 5.06   $ 4.16      $ 4.46       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .03       .02      .01         .02          .01
Net gains (losses) (both realized and unrealized)                      .61       .42      .90        (.32)        (.32)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .64       .44      .91        (.30)        (.31)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)     (.03)    (.01)         --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.08    $ 5.47   $ 5.06      $ 4.16       $ 4.46
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    1    $    1   $   --      $   --       $   --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.09%     1.13%    1.17%(d)    1.16%(d)     1.11%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .64%      .79%     .58%        .71%         .38%(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      11.65%     8.70%   21.82%      (6.67%)      (6.45%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
26 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT

                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Fundamental Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Fundamental Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2006


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Fundamental Value
Fund Fiscal year ended May 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:
    Qualified Dividend Income for individuals ..............................100%
    Dividends Received Deduction for corporations ..........................100%

PAYABLE DATE                                                           PER SHARE
Dec. 21, 2005 ..........................................................$0.02028

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:
    Qualified Dividend Income for individuals ..............................100%
    Dividends Received Deduction for corporations ..........................100%

PAYABLE DATE                                                           PER SHARE
Dec. 21, 2005 ..........................................................$0.03610

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:
    Qualified Dividend Income for individuals ..............................100%
    Dividends Received Deduction for corporations ..........................100%

PAYABLE DATE                                                           PER SHARE
Dec. 21, 2005 ..........................................................$0.02689


--------------------------------------------------------------------------------
28 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

                                                BEGINNING          ENDING           EXPENSES
                                              ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING         ANNUALIZED
                                              DEC. 1, 2005      MAY 31, 2006     THE PERIOD(a)       EXPENSE RATIO
------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,028.90         $ 6.37(c)             1.26%
------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,018.65         $ 6.34(c)             1.26%
------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,026.10         $10.25(c)             2.03%
------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,014.81         $10.20(c)             2.03%
------------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,024.30         $10.25(c)             2.03%
------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,014.81         $10.20(c)             2.03%
------------------------------------------------------------------------------------------------------------------
Class I
------------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,031.30         $ 4.20(c)             .83%
------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,020.79         $ 4.18(c)             .83%
------------------------------------------------------------------------------------------------------------------
Class Y
------------------------------------------------------------------------------------------------------------------
   Actual(b)                                     $1,000          $1,029.90         $ 5.52(c)             1.09%
------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $1,000          $1,019.50         $ 5.49(c)             1.09%
------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: +2.89% for Class A, +2.61% for Class B, +2.43% for Class C, +3.13% for Class I and +2.99% for Class Y.

(c) Effective as of June 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.18% for Class A; 1.95% for Class B; 1.95% for Class C; 0.83% for Class I and 1.01% for Class Y of the Fund's average daily net assets. If this change had been in place for the entire six-month period ended May 31, 2006, the actual expenses paid would have been $5.97 for Class A, $9.85 for Class B, $9.84 for Class C, $4.20 for Class I and $5.11 for Class Y; the hypothetical expenses paid would have been $5.94 for Class A, $9.80 for Class B, $9.80 for Class C, $4.18 for Class I and $5.09 for Class Y.


--------------------------------------------------------------------------------
30 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND                  PRINCIPAL OCCUPATION            OTHER
AGE                                  LENGTH OF SERVICE              DURING PAST FIVE YEARS          DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                       Board member since 2006        Chief Justice, Minnesota
901 S. Marquette Ave.                                               Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 52

-------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                      Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                               Corporation (provides
Minneapolis, MN 55402                                               administrative services
Age 71                                                              to boards); former
                                                                    Governor  of Minnesota

-------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                    Board member since 2004        Trustee Professor of
901 S. Marquette Ave.                                               Economics and
Minneapolis, MN 55402                                               Management, Bentley
Age 55                                                              College; former Dean,
                                                                    McCallum Graduate School
                                                                    of Business, Bentley
                                                                    College

-------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                        Board member since 1985        Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 71

-------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                      Board member since 2005        Former Managing                 American Progressive
901 S. Marquette Ave.                                               Director,  Shikiar Asset        Insurance
Minneapolis, MN 55402                                               Management
Age 70

-------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                Board member since 2002        President Emeritus and          Valmont Industries, Inc.
901 S. Marquette Ave.                                               Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                                               Carleton College                systems)
Age 67

-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND                  PRINCIPAL OCCUPATION            OTHER
AGE                                  LENGTH OF SERVICE              DURING PAST FIVE YEARS          DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia               Board member since 2004        Director, Enterprise            Strategic Distribution,
901 S. Marquette Ave.                                               Asset Management, Inc.          Inc. (transportation,
Minneapolis, MN 55402                                               (private real estate and        distribution and
Age 53                                                              asset management company)       logistics consultants)

-------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                       Board member since 2006        President and Chief
901 S. Marquette Ave.                                               Executive Officer, SBLI
Minneapolis, MN 55402                                               USA Mutual Life
Age 52                                                              Insurance Company, Inc.
                                                                    since 1999

-------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                      Board member  since 1997       Former three-term United
1201 Sunshine Ave.                                                  States Senator for
Cody, WY 82414                                                      Wyoming
Age 74

-------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                 Board member since 2002        Chief Executive Officer,        Hybridon, Inc.
901 S. Marquette Ave.                                               RiboNovix, Inc. since           (biotechnology); American
Minneapolis, MN 55402                                               2003 (biotechnology);           Healthways, Inc. (health
Age 62                                                              former President,               management programs)
                                                                    Forester Biotech

-------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND                  PRINCIPAL OCCUPATION            OTHER
AGE                                  LENGTH OF SERVICE              DURING PAST FIVE YEARS          DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                  Board member  since            President - U.S. Asset
53600 Ameriprise Financial Center    2001,  Vice President          Management and Chief
Minneapolis, MN 55474                since 2002                     Investment Officer,
Age 45                                                              Ameriprise Financial, Inc.
                                                                    and President, Chairman of
                                                                    the Board and Chief
                                                                    Investment Officer,
                                                                    RiverSource Investments, LLC
                                                                    since 2005; Senior Vice
                                                                    President - Chief Investment
                                                                    Officer, Ameriprise
                                                                    Financial, Inc. and Chairman
                                                                    of the Board and Chief
                                                                    Investment Officer,
                                                                    RiverSource Investments,
                                                                    LLC, 2001-2005

-------------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


--------------------------------------------------------------------------------
32 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND                  PRINCIPAL OCCUPATION
AGE                                  LENGTH OF SERVICE              DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer since 2002           Vice President - Investment Accounting, Ameriprise
105 Ameriprise Financial Center                                     Financial, Inc., since 2002; Vice President -
Minneapolis, MN 55474                                               Finance, American Express Company, 2000-2002
Age 51

-------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                   Vice President since 2004      Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial Center                                     Ameriprise Financial, Inc. and RiverSource
Minneapolis, MN 55474                                               Investments, LLC since 2006; Senior Vice President
Age 42                                                              - Fixed Income, Ameriprise Financial, Inc.,
                                                                    2002-2006 and RiverSource Investments, LLC,
                                                                    2004-2006; Managing Director, Zurich Global Assets,
                                                                    2001-2002

-------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                       President since 2002           Senior Vice President - Mutual Funds, Ameriprise
596 Ameriprise Financial Center                                     Financial, Inc.,  since 2002 and Senior Vice
Minneapolis, MN 55474                                               President, RiverSource Investments, LLC since 2004;
Age 52                                                              Vice President and Managing Director - American
                                                                    Express Funds, Ameriprise Financial, Inc., 2000-2002
-------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                        Vice President, General        President of Board Services Corporation
901 S. Marquette Ave.                Counsel, and Secretary
Minneapolis, MN 55402                since 1978
Age 67

-------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden                     Acting Chief Compliance        Vice President - Asset Management Compliance,
1875 Ameriprise Financial Center     Officer since 2006             RiverSource Investments, LLC since 2006; Chief
Minneapolis, MN 55474                                               Compliance Officer - Mason Street Advisors, LLC,
Age 40                                                              2002-2006

-------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                       Anti-Money Laundering          Compliance Director and Anti-Money Laundering
2934 Ameriprise Financial Center     Officer since 2004             Officer, Ameriprise Financial, Inc. since 2004;
Minneapolis, MN 55474                                               Manager Anti-Money Laundering, Ameriprise
Age 42                                                              Financial, Inc., 2003-2004; Compliance Director and
                                                                    Bank Secrecy Act Officer, American Express
                                                                    Centurion Bank, 2000-2003

-------------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006. Also at this meeting, the subadvisory agreement between Davis Selected Advisers, L.P., an affiliate of the investment manager, and the investment manager, on behalf of the Fund, was approved by the vote of a majority of the outstanding voting securities for the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
34 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE FUNDAMENTAL VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                        AFFIRMATIVE                WITHHOLD
--------------------------------------------------------------------------------
Kathleen Blatz                         512,873,057.07           18,008,748.93
--------------------------------------------------------------------------------
Arne H. Carlson                        512,814,587.21           18,067,218.79
--------------------------------------------------------------------------------
Patricia M. Flynn                      514,326,014.18           16,555,791.82
--------------------------------------------------------------------------------
Anne P. Jones                          513,209,031.92           17,672,774.08
--------------------------------------------------------------------------------
Jeffrey Laikind                        513,664,328.82           17,217,477.18
--------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                  514,445,345.16           16,436,460.84
--------------------------------------------------------------------------------
Catherine James Paglia                 513,981,812.61           16,899,993.39
--------------------------------------------------------------------------------
Vikki L. Pryor                         514,236,295.19           16,645,510.81
--------------------------------------------------------------------------------
Alan K. Simpson                        511,560,412.94           19,321,393.06
--------------------------------------------------------------------------------
Alison Taunton-Rigby                   514,054,222.28           16,827,583.72
--------------------------------------------------------------------------------
William F. Truscott                    513,739,536.73           17,142,269.27
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

       AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     497,743,017.58      21,692,711.39      11,383,358.16        62,718.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

       AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     501,318,672.45      17,962,046.36      11,538,368.32        62,718.87
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

       AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     501,295,900.10      19,094,100.38      10,429,086.65        62,718.87
--------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

       AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     501,316,855.41      18,779,017.82      10,723,213.90        62,718.87
--------------------------------------------------------------------------------

LENDING

       AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     498,568,881.41      21,370,324.77      10,879,880.95        62,718.87
--------------------------------------------------------------------------------

BORROWING

       AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     498,738,027.29      21,104,005.48      10,977,054.36        62,718.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
36 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE (SM) FUNDAMENTAL VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                        This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both
RIVERSOURCE [LOGO] (SM) companies are part of Ameriprise Financial, Inc.
       INVESTMENTS

                                                                 S-6236 J (7/06)

Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                  INVESTMENTS

RIVERSOURCE(SM)
SELECT VALUE FUND

--------------------------------------------------------------------------------

    ANNUAL REPORT FOR THE
    PERIOD ENDED MAY 31, 2006

>   RIVERSOURCE SELECT VALUE FUND
    SEEKS TO PROVIDE SHAREHOLDERS WITH
    LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ..............................................................   2

Performance Summary ........................................................   3

Questions & Answers
  with Portfolio Management ................................................   4

The Fund's Long-term Performance ...........................................   8

Investments in Securities ..................................................  10

Financial Statements .......................................................  16

Notes to Financial Statements ..............................................  19

Report of Independent Registered
  Public Accounting Firm ...................................................  33

Federal Income Tax Information .............................................  34

Fund Expenses Example ......................................................  36

Board Members and Officers .................................................  38

Approval of Investment Management
  Services Agreement .......................................................  41

Proxy Voting ...............................................................  41

Results of Meeting of Shareholders .........................................  42

                                      [LOGO]
                                   DALBAR RATED
                                       2006
                                FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT
MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                                                             <
--------------------------------------------------------------------------------

GAMCO ASSET MANAGEMENT INC.

PORTFOLIO MANAGER                     SINCE          YEARS IN INDUSTRY
Mario Gabelli, CFA                     3/02                 39

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                <
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class

A: 3/8/02       B: 3/8/02     C: 3/8/02       I: 3/4/04      Y: 3/8/02

Ticker symbols by class

A: AXVAX        B: AXVBX      C: ACSVX        I: --          Y: --

Total net assets                                       $636.5 million

Number of holdings                                                270

--------------------------------------------------------------------------------
STYLE MATRIX                                                                  <
--------------------------------------------------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
  X                     LARGE
  X                     MEDIUM  SIZE
  X                     SMALL

--------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary            27.0%
Industrials                       16.8%
Consumer Staples                  15.1%
Energy                             7.2%
Utilities                          7.0%
Short-Term Securities**            6.9%
Telecommunication Services         5.8%
Health Care                        4.0%
Financials                         3.8%
Materials                          3.8%
Information Technology             2.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 6.9%, 1.3% is due to security lending activity and 5.6% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                              <
--------------------------------------------------------------------------------

Percentage of portfolio assets
News Corp Cl A (Media)                                                      3.0%
--------------------------------------------------------------------------------
Cablevision Systems Cl A (Media)                                            2.0
--------------------------------------------------------------------------------
Time Warner (Media)                                                         1.9
--------------------------------------------------------------------------------
General Mills (Food Products)                                               1.8
--------------------------------------------------------------------------------
Honeywell Intl (Aerospace & Defense)                                        1.7
--------------------------------------------------------------------------------
Walt Disney (Media)                                                         1.6
--------------------------------------------------------------------------------
ConocoPhillips (Oil, Gas & Consumable Fuels)                                1.6
--------------------------------------------------------------------------------
ITT Inds (Machinery)                                                        1.5
--------------------------------------------------------------------------------
Cooper Inds Cl A (Electrical Equipment)                                     1.4
--------------------------------------------------------------------------------
Exxon Mobil (Oil, Gas & Consumable Fuels)                                   1.4
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

RiverSource Select Value Fund Class A (excluding sales charge)                      +10.92%

Russell 3000(R) Value Index (unmanaged)                                             +13.08%

Lipper Multi-Cap Value Funds Index                                                  +11.37%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                  <
--------------------------------------------------------------------------------

                          CLASS A              CLASS B             CLASS C          CLASS I     CLASS Y
(INCEPTION DATES)         (3/8/02)             (3/8/02)            (3/8/02)         (3/4/04)    (3/8/02)
                                                     AFTER                AFTER
                     NAV(1)     POP(2)    NAV(1)    CDSC(3)    NAV(1)    CDSC(4)     NAV(5)      NAV(5)
AT MAY 31, 2006
--------------------------------------------------------------------------------------------------------
1 year               +10.92%    +4.54%    +10.13%    +5.13%    +10.13%    +9.13%    +11.62%      +11.26%
--------------------------------------------------------------------------------------------------------
3 years              +13.83%   +11.61%    +12.97%   +11.91%    +12.97%   +12.97%       N/A       +14.06%
--------------------------------------------------------------------------------------------------------
Since inception       +9.56%    +8.03%     +8.75%    +8.38%     +8.75%    +8.75%     +8.64%       +9.77%
--------------------------------------------------------------------------------------------------------
AT JUNE 30, 2006
--------------------------------------------------------------------------------------------------------
1 year                +9.57%    +3.27%     +8.75%    +3.75%     +8.75%    +7.75%    +10.10%       +9.91%
--------------------------------------------------------------------------------------------------------
3 years              +13.33%   +11.12%    +12.54%   +11.48%    +12.54%   +12.54%       N/A       +13.55%
--------------------------------------------------------------------------------------------------------
Since inception       +9.47%    +7.98%     +8.68%    +8.32%     +8.68%    +8.68%     +8.51%       +9.68%
--------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

RiverSource Select Value Fund's Class A Shares (excluding sales charge) rose 10.92% for the fiscal year ended May 31, 2006, underperforming the Fund's benchmark, the Russell 3000 Value Index, which increased 13.08%. The Fund's peer group, as represented by the Lipper Multi-Cap Value Funds Index, advanced 11.37% for the same time frame.

GAMCO Asset Management Inc. (GAMCO), an independent money management firm, manages RiverSource Select Value Fund. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of large-, medium- and small-sized companies. Below, GAMCO discusses the Fund's results and positioning for the annual period.

Q:    What factors most significantly impacted performance for the period?

A: During the annual period, stocks made good progress as favorable economic news and ongoing strength in corporate earnings prevailed in the tug of war with rising energy prices and rising short-term interest rates. However, by the fiscal year end, rising global interest rates and higher crude prices became the focus for investors. Despite higher energy prices, Federal Reserve Chairman Ben Bernanke does not believe that an economic slowdown is inevitable since inflation remains in control. We expect the current tightening cycle to end this summer.

      For the 12-month period, many of the Fund's strongest performers came from the gaming and manufactured housing industries. Aztar, the operator of the Tropicana Resorts and Casinos in Las Vegas and Atlantic City, was the subject of a bidding war that began with Pinnacle Entertainment and concluded with Columbia Entertainment winning a merger agreement. Another deal benefiting the portfolio involved GTECH Holdings, which agreed to be bought by Italian gaming company Lottomatica. In addition, Six Flags, Las Vegas Sands, Dover Downs Gaming & Entertainment and Pinnacle Entertainment all rose significantly


--------------------------------------------------------------------------------
4 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> DURING THE ANNUAL PERIOD, STOCKS MADE GOOD PROGRESS AS FAVORABLE ECONOMIC NEWS AND ONGOING STRENGTH IN CORPORATE EARNINGS PREVAILED IN THE TUG OF WAR WITH RISING ENERGY PRICES AND RISING SHORT-TERM INTEREST RATES.

during the period. Manufactured housing stocks soared as the destruction of homes in the Gulf ensured higher orders. Also, as commodity prices rose, energy and natural resource stocks contributed positively to the Fund's return. The Fund's holdings in this sector ranged from Newmont Mining to Barrick Gold.

Detracting from performance, with some exceptions, were media and entertainment stocks that continued to lag during the period. Tribune, Media General, New York Times and Viacom were all down for the year. In addition, the March bankruptcy filing of automotive parts manufacturer, Dana, also hurt performance.

Q:    What changes did you make to the portfolio and why?

A: We added shares of Groupe Danone, a leading global producer of yogurt, bottled water and biscuits, during the annual period. This company has a unique portfolio of brands that are positioned to take advantage of the trends toward_ health, wellness and convenience. We also added Rolls-Royce Group, which is in the jet engines business. Among other additions were Hilton Hotels, based on the strength in the economy and lodging sector; Yahoo, given the dramatic shift in advertising dollars to the Internet; and also the wholesaler Costco Wholesale.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      Companies in the Fund's portfolio that were acquired during the period included: Neiman Marcus, which was taken private by Texas Pacific and Warburg; Pulitzer, which was acquired by Lee Enterprises; Western Wireless, which was bought by ALLTEL; and finally, Chevron purchased Unocal. Sales for the period included Commonwealth Telephone Enterprises, which faces an increasingly competitive environment.

Q:    How are you positioning the portfolio going forward?

A: We believe the consumer is finally fatigued. The unprecedented home refinancing boom is nearly over and the money has been spent. Today, the cost of home equity lines of credit and adjustable rate mortgages has increased substantially as the Federal Reserve Board has raised, and continues to raise, short-term interest rates. In addition, increasingly expensive gasoline prices are eating into the discretionary income of consumers. As these factors play out, we could see some air leak out of the housing bubble, one of the economy's strongest areas, and whittle away at consumer confidence and spending. Consumer activity represents approximately two-thirds of Gross Domestic Product (GDP). However, this tends to understate the influence consumers have on the economy. A slackening in consumer spending generally foreshadows a reduction in business investment and capital spending as well. Our conclusion is that if the consumer reins in, spending will be crimped, and economic growth could start to slow in the second half of 2006. However, higher employment and rising wages could offset this. We will be watching closely to see how the economy and the consumer react to the months ahead.


--------------------------------------------------------------------------------
6 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      We will continue to strive to generate returns through bottom-up, company-specific research that seeks to identify a catalyst with the potential to surface underlying value. Merger activity should remain strong and should continue to help us generate solid returns by realizing the intrinsic value of portfolio holdings.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Select Value Fund Class A shares (from 4/1/02 to 5/31/06)* as compared to the performance of two widely cited performance indices, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 8, 2002. Russell 3000 Value Index and Lipper peer group data is from April 1, 2002.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                     CLASS A
                                ------------------------------------------------
                                             Short-term      Long-term
Fiscal year ended                Income    capital gains   capital gains   TOTAL
--------------------------------------------------------------------------------
May 31, 2006                    $   0.01      $   --         $   0.09     $ 0.10
--------------------------------------------------------------------------------
May 31, 2005                        0.01        0.02             0.10       0.13
--------------------------------------------------------------------------------
May 31, 2004                          --        0.01               --       0.01
--------------------------------------------------------------------------------
May 31, 2003                        0.01          --               --       0.01
--------------------------------------------------------------------------------
May 31, 2002(1)                       --          --               --         --
--------------------------------------------------------------------------------

(1) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.


--------------------------------------------------------------------------------
8 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SELECT VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Riversource Select
                       Value Fund Class A       Russell 3000(R)    Lipper Multi-Cap Value
                     (Includes Sales Charge)     Value Index(1)       Funds Index(2)
4/1/02                      $9,425                  $10,000               $10,000
5/31/02                     $9,204                   $9,729                $9,696
5/31/03                     $9,400                   $8,969                $9,078
5/31/04                    $11,295                  $10,817               $10,870
5/31/05                    $12,500                  $12,487               $12,250
5/31/06                    $13,865                  $14,120               $13,643

--------------------------------------------------------------------------------

COMPARATIVE RESULTS

Results at May 31, 2006

                                                                                 SINCE
                                                         1 YEAR     3 YEARS   INCEPTION(3)
RIVERSOURCE SELECT VALUE FUND (INCLUDES SALES CHARGE)
------------------------------------------------------------------------------------------
Class A     Cumulative value of $10,000                 $ 10,454   $ 13,903     $ 13,865
------------------------------------------------------------------------------------------
            Average annual total return                    +4.54%    +11.61%       +8.03%
------------------------------------------------------------------------------------------
RUSSELL 3000(R) VALUE INDEX(1)
------------------------------------------------------------------------------------------
            Cumulative value of $10,000                 $ 11,308   $ 15,743     $ 14,120
------------------------------------------------------------------------------------------
            Average annual total return                   +13.08%    +16.33%       +8.63%
------------------------------------------------------------------------------------------
LIPPER MULTI-CAP VALUE FUNDS INDEX(2)
------------------------------------------------------------------------------------------
            Cumulative value of $10,000                 $ 11,137   $ 15,027     $ 13,643
------------------------------------------------------------------------------------------
            Average annual total return                   +11.37%    +14.54%       +7.74%
------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

(3) Fund data is from March 8, 2002. Russell 3000 Value Index and Lipper peer group data is from April 1, 2002.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Select Value Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (95.3%)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
AEROSPACE & DEFENSE (5.1%)
Curtiss-Wright                                     130,000        $   4,394,000
Empresa Brasileira de Aeronautica ADR               28,000(c)           936,600
Fairchild Cl A                                     255,000(b)           535,500
GenCorp                                            120,000(b,e)       2,176,800
Honeywell Intl                                     263,000           10,830,340
Kaman                                               16,000              297,600
Precision Castparts                                 98,002            5,647,855
Rolls-Royce Group                                  600,000(b,c)       4,636,942
Rolls-Royce Group Series B                      32,280,000(c)            62,178
Sequa Cl A                                           8,000(b)           646,000
Sequa Cl B                                          25,000(b)         2,028,750
                                                                  --------------
Total                                                                32,192,565
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
Park-Ohio Holdings                                  29,000(b)           507,210
--------------------------------------------------------------------------------

AUTO COMPONENTS (1.0%)
Autoliv                                              2,000(c)           111,200
BorgWarner                                          40,000            2,631,200
Johnson Controls                                    15,000            1,277,550
Midas                                               65,000(b)         1,350,050
Modine Mfg                                          40,000              940,000
Proliance Intl                                      25,000(b)           116,250
                                                                  --------------
Total                                                                 6,426,250
--------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Coachmen Inds                                       25,000              276,250
DaimlerChrysler                                     25,000(c,e)       1,315,250
                                                                  --------------
Total                                                                 1,591,500
--------------------------------------------------------------------------------

BEVERAGES (3.8%)
Anheuser-Busch Companies                            22,000            1,004,080
Brown-Forman Cl A                                   50,000            3,847,500
Coca-Cola                                          110,000            4,843,300
Diageo ADR                                          85,000(c)         5,626,150
Fomento Economico Mexicano ADR                      57,000(c)         4,890,030
PepsiAmericas                                       80,000            1,786,400
PepsiCo                                             13,000              785,980
Pernod-Ricard ADR                                   30,002(c)         1,463,663
                                                                  --------------
Total                                                                24,247,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
CAPITAL MARKETS (1.9%)
Bear Stearns Companies                               6,000        $     802,500
Deutsche Bank                                       40,000(c,e)       4,586,400
Mellon Financial                                    22,000              795,960
Merrill Lynch & Co                                  40,000            2,896,400
Northern Trust                                      12,000              671,040
State Street                                         6,000              372,600
T Rowe Price Group                                  27,000            2,135,700
                                                                  --------------
Total                                                                12,260,600
--------------------------------------------------------------------------------

CHEMICALS (2.2%)
Albemarle                                           16,000              768,000
Chemtura                                            70,000              688,100
Ecolab                                              34,000            1,316,140
Ferro                                              115,000            2,024,000
Givaudan                                               250(c)           202,586
Hercules                                           170,000(b)         2,629,900
MacDermid                                           30,000              933,600
Omnova Solutions                                    50,000(b)           304,000
Sensient Technologies                              250,000            5,045,000
Tronox Cl B                                          3,226               41,712
                                                                  --------------
Total                                                                13,953,038
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
BB&T                                                 5,000              207,850
Compass Bancshares                                  10,000              556,500
M&T Bank                                            14,000            1,611,400
PNC Financial Services Group                        25,000            1,722,750
Wilmington Trust                                    25,000            1,067,750
                                                                  --------------
Total                                                                 5,166,250
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.4%)
Allied Waste Inds                                  200,000(b)         2,386,000
H&R Block                                           50,000            1,137,500
Nashua                                              41,000(b)           307,910
Republic Services                                  130,000            5,304,000
Rollins                                             50,000              985,000
Waste Management                                   140,000            5,126,800
                                                                  --------------
Total                                                                15,247,210
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
COMMUNICATIONS EQUIPMENT (0.9%)
CBS Cl A                                            95,000        $   2,460,500
Corning                                             50,000(b)         1,212,500
Motorola                                           100,000            2,109,000
Sycamore Networks                                   40,000(b)           176,800
                                                                  --------------
Total                                                                 5,958,800
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
Greif Cl A                                          67,000            4,247,800
Sealed Air                                          10,000              515,700
                                                                  --------------
Total                                                                 4,763,500
--------------------------------------------------------------------------------

DISTRIBUTORS (1.2%)
Genuine Parts                                      180,000            7,750,800
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
BT Group ADR                                        14,000(c)           621,040
Cincinnati Bell                                    380,000(b)         1,478,200
Commonwealth Telephone Enterprises                  92,000            3,040,600
Embarq                                              20,009(b)           833,765
Qwest Communications Intl                          200,000(b)         1,402,000
Sprint Nextel                                      400,175            8,487,711
                                                                  --------------
Total                                                                15,863,316
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (5.5%)
Allegheny Energy                                   200,000(b)         7,292,000
CH Energy Group                                     22,000            1,013,100
DPL                                                125,000            3,350,000
Duquesne Light Holdings                            160,000            2,596,800
Edison Intl                                         72,000            2,825,280
El Paso Electric                                   200,000(b)         3,856,000
FPL Group                                           45,000            1,792,350
Great Plains Energy                                 25,000              696,750
Northeast Utilities                                105,000            2,124,150
NSTAR                                              160,000            4,425,600
PG&E                                                20,000              793,600
TECO Energy                                         35,000              525,700
TXU                                                  1,000               57,300
Westar Energy                                       78,000            1,662,180
Xcel Energy                                         90,000            1,689,300
                                                                  --------------
Total                                                                34,700,110
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.9%)
Acuity Brands                                        4,000              159,600
AMETEK                                              14,000              638,820
Cooper Inds Cl A                                   104,000            9,262,240
SL Inds                                              8,000(b)           124,880
Thomas & Betts                                     147,000(b)         8,452,500
                                                                  --------------
Total                                                                18,638,040
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
CTS                                                215,000        $   2,919,700
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Transocean                                          20,000(b)         1,627,400
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Costco Wholesale                                    20,000            1,058,600
Safeway                                             50,000            1,179,000
Topps                                              130,000            1,062,100
                                                                  --------------
Total                                                                 3,299,700
--------------------------------------------------------------------------------

FOOD PRODUCTS (7.3%)
Archer-Daniels-Midland                             155,000            6,443,350
Cadbury Schweppes ADR                              100,000(c)         3,854,000
Campbell Soup                                      110,000            3,870,900
Corn Products Intl                                  90,000            2,401,200
Del Monte Foods                                    230,000            2,723,200
Flowers Foods                                       60,000            1,744,200
General Mills                                      220,000           11,415,800
Groupe Danone ADR                                  110,000(c)         2,796,200
Hershey                                             17,000              967,470
HJ Heinz                                            90,000            3,811,500
JM Smucker                                          10,000              414,600
Ralcorp Holdings                                     7,000(b)           292,670
Tootsie Roll Inds                                   15,734              477,212
WM Wrigley Jr                                       90,000            4,114,800
Wm Wrigley Jr Cl B                                  22,500            1,028,250
                                                                  --------------
Total                                                                46,355,352
--------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
ONEOK                                               45,000            1,511,550
Southwest Gas                                       45,000            1,309,950
                                                                  --------------
Total                                                                 2,821,500
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
BIOLASE Technology                                  15,000(e)           111,600
Bio-Rad Laboratories Cl A                            5,000(b)           332,100
DENTSPLY Intl                                       15,000              897,000
Matthews Intl Cl A                                  20,000              695,200
Orthofix Intl                                       21,000(b,c)         798,000
Thermo Electron                                     27,000(b)           991,980
Young Innovations                                    9,000              292,050
Zimmer Holdings                                      5,000(b)           302,750
                                                                  --------------
Total                                                                 4,420,680
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (0.8%)
Chemed                                              30,000        $   1,615,500
Henry Schein                                        60,000(b)         2,765,400
Owens & Minor                                       10,000              297,000
Patterson Companies                                 12,000(b)           411,000
                                                                  --------------
Total                                                                 5,088,900
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.9%)
Canterbury Park Holding                             55,000              756,250
Churchill Downs                                     33,000            1,370,820
Dover Downs Gaming & Entertainment                  23,000              584,200
Dover Motorsports                                   70,000              424,200
Gaylord Entertainment                               60,000(b)         2,629,200
GTECH Holdings                                      10,000              345,500
Hilton Hotels                                       70,000            1,922,200
Intl Game Technology                                15,000              558,450
Kerzner Intl                                         8,000(b,c)         634,320
Ladbrokes                                          160,000(c)         1,189,383
Las Vegas Sands                                     13,000(b)           917,930
Magna Entertainment Cl A                            60,000(b,c)         345,000
MGM Mirage                                          96,000(b)         3,980,160
Pinnacle Entertainment                              17,000(b)           526,150
Rank Group                                         250,000(c)           967,776
Six Flags                                           25,000(b)           210,000
Steak n Shake                                        7,000(b)           114,660
                                                                  --------------
Total                                                                17,476,199
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
Cavalier Homes                                      45,000(b)           281,250
Cavco Inds                                          25,000(b)         1,185,750
Champion Enterprises                               190,000(b)         2,261,000
Fleetwood Enterprises                              115,000(b)         1,081,000
Fortune Brands                                      10,000              740,000
Nobility Homes                                       9,000              249,750
Palm Harbor Homes                                   23,000(b)           444,360
Skyline                                             45,000            1,664,100
                                                                  --------------
Total                                                                 7,907,210
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.8%)
Church & Dwight                                    118,000            4,265,700
Clorox                                              35,000            2,211,650
Colgate-Palmolive                                   15,000              905,100
Energizer Holdings                                  65,000(b)         3,396,900
Procter & Gamble                                   130,000            7,052,500
                                                                  --------------
Total                                                                17,831,850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
INDUSTRIAL CONGLOMERATES (0.3%)
Tredegar                                            35,000        $     495,950
Tyco Intl                                           60,000(c)         1,626,600
                                                                  --------------
Total                                                                 2,122,550
--------------------------------------------------------------------------------

INSURANCE (0.9%)
Alleghany                                           10,000(b)         2,823,000
American Intl Group                                  2,000              121,600
Argonaut Group                                      11,000(b)           338,360
Fidelity Natl Financial                             18,000              746,820
Fidelity Natl Title Group Cl A                       3,150               68,796
Phoenix Companies                                   50,000              709,000
Unitrin                                             25,000            1,120,250
                                                                  --------------
Total                                                                 5,927,826
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp                                 20,000(b)           516,600
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
Yahoo!                                              50,000(b)         1,579,500
--------------------------------------------------------------------------------

MACHINERY (6.0%)
ACCO Brands                                          9,850(b)           224,186
Clarcor                                             73,000            2,295,850
CNH Global                                         125,000(c)         3,097,500
Crane                                              100,000            4,018,000
Deere & Co                                          82,000            7,019,200
Donaldson                                           22,000              730,620
Flowserve                                           53,000(b)         2,818,540
ITT Inds                                           182,000            9,491,300
Navistar Intl                                       80,000(b)         2,126,400
Oshkosh Truck                                       32,000            1,691,200
PACCAR                                               6,000              461,100
Watts Water Technologies Cl A                      115,000            3,942,200
                                                                  --------------
Total                                                                37,916,096
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
MEDIA (20.3%)
Beasley Broadcast Group Cl A                        82,000        $     596,140
Belo Cl A                                           30,000              518,400
Cablevision Systems Cl A                           650,000           12,779,000
Cox Radio Cl A                                      20,000(b)           281,400
DIRECTV Group                                       90,000(b)         1,580,400
Discovery Holding Cl A                             170,000(b)         2,357,900
Dow Jones & Co                                      17,000              587,860
EchoStar Communications Cl A                        90,000(b)         2,693,700
EW Scripps Cl A                                    104,000            4,813,120
Fisher Communications                               57,000(b)         2,494,890
Gemstar-TV Guide Intl                              740,000(b)         2,597,400
Gray Television                                    136,000              900,320
Grupo Televisa ADR                                 170,000(c)         3,126,300
Journal Communications Cl A                         43,000              495,360
Journal Register                                    38,000              380,000
Knight Ridder                                       48,000            2,976,480
Lee Enterprises                                     30,000              857,700
Liberty Global Cl A                                120,000(b)         2,751,600
Liberty Global Series C                             60,000(b)         1,329,600
Liberty Media Holding - Capital                     50,000(b,g)       3,978,500
Liberty Media Holding - Interactive Cl A           250,000(b,g)       4,490,000
LIN TV Cl A                                         95,000(b)           836,000
McClatchy Cl A                                      17,000(e)           764,830
McGraw-Hill Companies                               50,000            2,580,000
Media General Cl A                                  85,000            3,198,550
New York Times Cl A                                 20,000              483,200
News Corp Cl A                                   1,020,000           19,451,401
PRIMEDIA                                           205,000(b)           375,150
Reader's Digest Assn                                90,000            1,280,700
Rogers Communications Cl B                          75,000(c)         3,129,750
Salem Communications Cl A                           24,000(b)           347,280
Sinclair Broadcast Group Cl A                      270,000            2,297,700
Thomas Nelson                                       35,000            1,041,250
Time Warner                                        730,000           12,563,300
Tribune                                            271,000            8,086,640
Viacom Cl A                                        100,000(b)         3,769,000
Vivendi Universal ADR                              170,000(c)         6,104,700
Walt Disney                                        350,000           10,675,000
                                                                  --------------
Total                                                               129,570,521
--------------------------------------------------------------------------------

METALS & MINING (1.0%)
Barrick Gold                                        32,000(c)           979,520
Newmont Mining                                     100,000            5,215,000
                                                                  --------------
Total                                                                 6,194,520
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
MULTI-UTILITIES (1.0%)
Aquila                                             400,000(b)     $   1,724,000
CMS Energy                                          85,000(b)         1,091,400
Energy East                                        160,000            3,814,400
                                                                  --------------
Total                                                                 6,629,800
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.1%)
BlackRock Ventures                                  11,000(b,c)         238,440
BP ADR                                              25,000(c)         1,767,500
Cabot Oil & Gas                                     44,100            1,934,667
Chevron                                            100,000            5,979,000
ConocoPhillips                                     167,000           10,569,430
Devon Energy                                        80,000            4,588,800
El Paso                                            238,500            3,713,445
Exxon Mobil                                        150,000            9,136,500
Kerr-McGee                                          16,000            1,709,600
Kinder Morgan                                        6,000              602,880
Royal Dutch Shell ADR                               75,000(c)         4,973,250
                                                                  --------------
Total                                                                45,213,512
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Schiff Nutrition Intl                              110,000(b)           746,900
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.6%)
Abbott Laboratories                                 16,000              683,200
Allergan                                            14,047            1,331,937
Bristol-Myers Squibb                               105,000            2,577,750
Eli Lilly & Co                                      86,000            4,441,040
Merck & Co                                          40,000            1,331,600
Pfizer                                             230,000            5,441,800
Wyeth                                               20,000              914,800
                                                                  --------------
Total                                                                16,722,127
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (--%)
Host Hotels & Resorts                                9,183              184,303
Starwood Hotels & Resorts Worldwide                 15,000              916,500
                                                                  --------------
Total                                                                 1,100,803
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
St. Joe                                              3,000              141,060
--------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                    10,000              527,600
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                              SHARES              VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Cypress Semiconductor                               40,000(b)     $     607,200
Entegris                                            27,000(b)           261,360
Texas Instruments                                  170,000            5,309,100
                                                                  --------------
Total                                                                 6,177,660
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Aaron Rents Cl A                                     4,500              110,250
AutoNation                                         100,000(b)         2,169,000
CSK Auto                                           168,000(b)         2,135,280
Home Depot                                           2,000               76,240
                                                                  --------------
Total                                                                 4,490,770
--------------------------------------------------------------------------------

TOBACCO (0.9%)
Gallaher Group ADR                                  15,000(c)           933,750
Swedish Match                                      300,000(c)         4,734,564
                                                                  --------------
Total                                                                 5,668,314
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
GATX                                                60,000            2,604,600
--------------------------------------------------------------------------------

WATER UTILITIES (0.3%)
Middlesex Water                                     27,000              489,240
SJW                                                 57,000            1,289,340
                                                                  --------------
Total                                                                 1,778,580
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.5%)
ALLTEL                                               5,000              309,250
Nextel Partners Cl A                               300,000(b)         8,520,000
Telephone & Data Systems                            80,000            3,118,400
Telephone & Data Systems Special Shares             60,000            2,295,000
US Cellular                                        133,000(b)         7,980,000
                                                                  --------------
Total                                                                22,222,650
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $445,451,450)                                              $ 606,866,772
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.1%)(f)
--------------------------------------------------------------------------------
ISSUER                         EFFECTIVE           AMOUNT            VALUE(a)
                                 YIELD           PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Amsterdam Funding
   06-01-06                      5.09%         $ 4,300,000(d)     $   4,299,392
CC (USA)/Centari
   07-07-06                      5.12            2,000,000            1,989,533
Citibank
   08-28-06                      5.14            4,000,000            4,000,295
Fairway Finance
   06-07-06                      5.00            5,000,000(d)         4,995,139
Jupiter Securitization
   06-13-06                      5.02            5,000,000(d)         4,990,954
Nieuw Amsterdam
   06-07-06                      5.02            3,735,000(d)         3,731,354
Old Line Funding
   06-05-06                      5.00            5,000,000(d)         4,996,528
Park Granada LLC
   06-01-06                      5.07            5,000,000(d)         4,999,297
   07-05-06                      4.95            2,000,000(d)         1,990,418
Thames Asset Global
   Securitization #1
   06-07-06                      5.01            5,000,000(d)         4,995,129
Variable Funding Capital
   06-12-06                      5.01            4,000,000(d)         3,993,333
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $44,987,200)                                               $  44,981,372
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $490,438,650)(h)                                           $ 651,848,144
================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 10.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $38,991,544 or 6.1% of net assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.4% of net assets. See Note 6 to the financial statements. 5.7% of net assets is the Fund's cash equivalent position.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $494,660,399 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                      $177,672,377
      Unrealized depreciation                       (20,484,632)
      ----------------------------------------------------------
      Net unrealized appreciation                  $157,187,745
      ----------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Select Value Fund

MAY 31, 2006

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $490,438,650)                                                  $  651,848,144
Cash in bank on demand deposit                                                             20,469
Foreign currency holdings (identified cost
   $12,626) (Note 1)                                                                       12,492
Capital shares receivable                                                                  23,005
Dividends and accrued interest receivable                                                 882,191
Receivable for investment securities sold                                               1,009,319
--------------------------------------------------------------------------------------------------
Total assets                                                                          653,795,620
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Capital shares payable                                                                    181,964
Payable for investment securities purchased                                             8,151,054
Unrealized depreciation on foreign currency contracts held, at
   value (Note 5)                                                                             354
Payable upon return of securities loaned (Note 6)                                       8,681,000
Accrued investment management services fee                                                 13,412
Accrued distribution fee                                                                  152,548
Accrued transfer agency fee                                                                   289
Accrued administrative services fee                                                         1,021
Other accrued expenses                                                                    132,694
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      17,314,336
--------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                 $  636,481,284
==================================================================================================

--------------------------------------------------------------------------------------------------
REPRESENTED BY
--------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                           $      881,730
Additional paid-in capital                                                            456,284,156
Undistributed net investment income                                                     7,183,354
Accumulated net realized gain (loss) (Note 9)                                          10,722,762
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Note 5)               161,409,282
--------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock           $  636,481,284
==================================================================================================
Net assets applicable to outstanding shares:   Class A                             $  462,618,574
                                               Class B                             $  151,084,709
                                               Class C                             $    9,685,589
                                               Class I                             $   13,011,082
                                               Class Y                             $       81,330
Net asset value per share of outstanding
   capital stock:                              Class A shares         63,621,494   $         7.27
                                               Class B shares         21,400,655   $         7.06
                                               Class C shares          1,371,804   $         7.06
                                               Class I shares          1,767,912   $         7.36
                                               Class Y shares             11,117   $         7.32
--------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                  $    8,480,300
--------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Select Value Fund

YEAR ENDED MAY 31, 2006
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Income:
Dividends                                                                          $    17,438,146
Interest                                                                                   491,257
Fee income from securities lending (Note 6)                                                 52,552
   Less foreign taxes withheld                                                            (105,895)
---------------------------------------------------------------------------------------------------
Total income                                                                            17,876,060
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       5,211,061
Distribution fee
   Class A                                                                               1,285,850
   Class B                                                                               1,804,688
   Class C                                                                                 111,631
Transfer agency fee                                                                      1,358,968
Incremental transfer agency fee
   Class A                                                                                  98,839
   Class B                                                                                  66,257
   Class C                                                                                   3,974
Service fee -- Class Y                                                                          93
Administrative services fees and expenses                                                  443,873
Compensation of board members                                                               11,678
Custodian fees                                                                              70,793
Printing and postage                                                                       185,211
Registration fees                                                                           53,655
Audit fees                                                                                  22,000
Other                                                                                       22,512
---------------------------------------------------------------------------------------------------
Total expenses                                                                          10,751,083
   Earnings credits on cash balances (Note 2)                                              (35,055)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                      10,716,028
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          7,160,032
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       58,498,488
   Foreign currency transactions                                                            27,305
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 58,525,793
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                           7,188,103
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   65,713,896
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $    72,873,928
===================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Select Value Fund

YEAR ENDED MAY 31,                                                             2006             2005
---------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           $   7,160,032    $     950,838
Net realized gain (loss) on investments                                      58,525,793       12,376,770
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies             7,188,103       56,281,462
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              72,873,928       69,609,070
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                  (529,693)        (266,155)
      Class I                                                                   (51,359)         (24,197)
      Class Y                                                                      (184)             (54)
   Net realized gain
      Class A                                                                (6,806,512)      (7,660,989)
      Class B                                                                (2,414,412)      (3,625,894)
      Class C                                                                  (151,973)        (218,709)
      Class I                                                                  (260,751)        (237,243)
      Class Y                                                                    (1,333)          (1,417)
---------------------------------------------------------------------------------------------------------
Total distributions                                                         (10,216,217)     (12,034,658)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------
Proceeds from sales
      Class A shares (Note 2)                                                60,014,047      124,796,537
      Class B shares                                                         16,495,618       46,615,268
      Class C shares                                                          1,486,765        2,552,513
      Class I shares                                                          6,962,213       18,507,892
      Class Y shares                                                             31,999            8,825
Fund Merger (Note 8)
      Class A shares                                                                 --      125,319,243
      Class B shares                                                                 --       15,378,619
      Class C shares                                                                 --           69,498
      Class I shares                                                                 --               --
      Class Y shares                                                                 --            2,180
Reinvestment of distributions at net asset value
      Class A shares                                                          7,200,569        7,833,011
      Class B shares                                                          2,375,087        3,585,007
      Class C shares                                                            147,488          214,147
      Class I shares                                                            312,026          261,274
      Class Y shares                                                              1,272            1,200
Payments for redemptions
      Class A shares                                                       (175,458,065)     (97,118,862)
      Class B shares (Note 2)                                               (85,499,800)     (48,962,547)
      Class C shares (Note 2)                                                (4,718,293)      (2,312,130)
      Class I shares                                                         (9,303,823)     (12,686,046)
      Class Y shares                                                            (26,759)         (21,951)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (179,979,656)     184,043,678
---------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (117,321,945)     241,618,090
Net assets at beginning of year                                             753,803,229      512,185,139
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                                 $ 636,481,284    $ 753,803,229
=========================================================================================================
Undistributed net investment income                                       $   7,183,354    $     581,104
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 2.04% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
20 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2006, foreign currency holdings were entirely comprised of British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $23,454 and accumulated net realized gain has been decreased by $23,454.

The tax character of distributions paid for the periods indicated is as follows:

YEAR ENDED MAY 31,                                       2006          2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ................................   $  529,693   $  1,684,096
   Long-term capital gain .........................    6,806,512      6,243,048

CLASS B
Distributions paid from:
   Ordinary income ................................           --        757,570
   Long-term capital gain .........................    2,414,412      2,868,324

CLASS C
Distributions paid from:
   Ordinary income ................................           --         45,862
   Long-term capital gain .........................      151,973        172,847

CLASS I
Distributions paid from:
   Ordinary income ................................       51,359         61,540
   Long-term capital gain .........................      260,751        199,900

CLASS Y
Distributions paid from:
   Ordinary income ................................          184            353
   Long-term capital gain .........................        1,333          1,118

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .....................                $  7,183,354
Accumulated long-term gain (loss) .................                $ 32,556,482
Unrealized appreciation (depreciation) ............                $139,575,562

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Select Value Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
22 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $358,864 for the year ended May 31, 2006.

The Investment Manager has a Subadvisory Agreement with GAMCO Asset Management Inc., which does business under the name Gabelli Asset Management Company.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $680,454 for Class A, $264,465 for Class B and $920 for Class C for the year ended May 31, 2006.

Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustments, will not exceed 1.27% for Class A, 2.04% for Class B, 2.04% for Class C, 0.92% for Class I and 1.10% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $35,055 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $47,236,671 and $252,829,141, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $14,216 for the year ended May 31, 2006.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                     YEAR ENDED MAY 31, 2006
                                                  CLASS A        CLASS B       CLASS C      CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                              8,666,493      2,447,173     220,780       997,688      4,623
Issued for reinvested distributions               1,065,172        360,408      22,381        45,685        187
Redeemed                                        (25,144,894)   (12,587,732)   (695,729)   (1,354,808)    (3,621)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                         (15,413,229)    (9,780,151)   (452,568)     (311,435)     1,189
----------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED MAY 31, 2005
                                                  CLASS A        CLASS B      CLASS C      CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                             19,869,943      7,503,894     411,826     2,943,689      1,333
Fund merger                                      20,446,384      2,546,185      11,514            --        354
Issued for reinvested distributions               1,236,257        579,169      34,602        40,658        190
Redeemed                                        (15,196,659)    (7,992,356)   (367,779)   (1,940,095)    (3,331)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          26,355,925      2,636,892      90,163     1,044,252     (1,454)
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                               CURRENCY TO        CURRENCY TO     UNREALIZED      UNREALIZED
EXCHANGE DATE                 BE DELIVERED        BE RECEIVED    APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------
June 2, 2006                       223,570            245,815        $--             $346
                               U.S. Dollar    Canadian Dollar

June 5, 2006                        15,182             16,709         --                8
                               U.S. Dollar    Canadian Dollar
---------------------------------------------------------------------------------------------
Total                                                                $--             $354
---------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $8,480,300 were on loan to brokers. For collateral, the Fund received $8,681,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $52,552 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

8. FUND MERGER

At the close of business on June 25, 2004, RiverSource Select Value Fund acquired the assets and assumed the identified liabilities of AXP Progressive Fund. The reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource Select Value Fund immediately before the acquisition were $528,993,724 and the combined net assets immediately after the acquisition were $669,763,264.

The merger was accomplished by a tax-free exchange of 20,805,224 shares of AXP Progressive Fund valued at $140,769,540.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

In exchange for the AXP Progressive Fund shares and net assets, RiverSource Select Value Fund issued the following number of shares:

                                                                       SHARES
--------------------------------------------------------------------------------
Class A                                                              20,446,384
Class B                                                               2,546,185
Class C                                                                  11,514
Class Y                                                                     354

AXP Progressive Fund's net assets at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income.

                                                                       ACCUMULATED     UNDISTRIBUTED
                              TOTAL        CAPITAL       UNREALIZED    NET REALIZED    NET INVESTMENT
                           NET ASSETS       STOCK       APPRECIATION       LOSS            INCOME
-----------------------------------------------------------------------------------------------------
AXP Progressive Fund      $140,769,540   $164,701,388   $ 20,528,831   $(44,468,052)       $7,373

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over remaining of $17,611,971 acquired in connection with the AXP Progressive Fund merger (Note 8), that if not offset by future capital gains realized after May 31, 2006 will expire as follows:

                              2011           2012
--------------------------------------------------------------------------------
                          $15,103,541     $2,508,430
--------------------------------------------------------------------------------

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
26 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.65       $ 6.13      $ 5.11      $ 5.01       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .08          .02          --         .01           --
Net gains (losses) (both realized and unrealized)                     .64          .63        1.03         .10         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .72          .65        1.03         .11         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.01)        (.01)         --        (.01)          --
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.10)        (.13)       (.01)       (.01)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.27       $ 6.65      $ 6.13      $ 5.11       $ 5.01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  463       $  525      $  323      $  156       $   40
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.30%        1.33%       1.38%       1.44%(d)     1.48%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.21%         .35%        .06%        .42%         .22%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     10.92%       10.66%      20.17%       2.12%       (2.34%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
28 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.50       $ 6.04      $ 5.07      $ 5.00       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .07         (.02)       (.03)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .58          .60        1.01         .08         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .65          .58         .98         .07         (.13)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.06       $ 6.50      $ 6.04      $ 5.07       $ 5.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  151       $  203      $  172      $   94       $   25
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.06%        2.09%       2.15%       2.20%(d)     2.26%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .37%        (.43%)      (.71%)      (.34%)       (.54%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     10.13%        9.76%      19.27%       1.46%       (2.53%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.50       $ 6.04      $ 5.07      $ 5.00       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .07         (.02)       (.03)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .58          .60        1.01         .08         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .65          .58         .98         .07         (.13)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.06       $ 6.50      $ 6.04      $ 5.07       $ 5.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   10       $   12      $   10      $    5       $    2
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.06%        2.09%       2.15%       2.20%(d)     2.26%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .40%        (.43%)      (.71%)      (.34%)       (.49%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     10.13%        9.76%      19.27%       1.46%       (2.53%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
30 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
---------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004(b)
Net asset value, beginning of period                               $ 6.70       $ 6.16      $ 6.34
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .12          .04         .02
Net gains (losses) (both realized and unrealized)                     .65          .63        (.20)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                      .77          .67        (.18)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.02)        (.01)         --
Distributions from realized gains                                    (.09)        (.12)         --
---------------------------------------------------------------------------------------------------------
Total distributions                                                  (.11)        (.13)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.36       $ 6.70      $ 6.16
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   13       $   14      $    6
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      .83%         .86%        .94%(d)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.56%         .80%        .83%(d)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%
---------------------------------------------------------------------------------------------------------
Total return(e)                                                     11.62%       11.02%      (2.84%)(f)
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.68       $ 6.15      $ 5.12      $ 5.01       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .10          .03          --         .02           --
Net gains (losses) (both realized and unrealized)                     .64          .63        1.04         .10         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .74          .66        1.04         .12         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.01)        (.01)         --        (.01)          --
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.10)        (.13)       (.01)       (.01)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.32       $ 6.68      $ 6.15      $ 5.12       $ 5.01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   --       $   --      $   --      $   --       $   --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.12%        1.15%       1.22%       1.25%(d)     1.17%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.63%         .51%        .21%        .63%         .22%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.26%       10.81%      20.36%       2.35%       (2.34%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
32 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Select Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006, and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Select Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2006


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Select Value Fund
Fiscal year ended May 31, 2006

CLASS A
INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .....................         100%
   Dividends Received Deduction for corporations .................         100%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.00715

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.09164
Total distributions ..............................................   $ 0.09879

CLASS B
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.09164

CLASS C
CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.09164


--------------------------------------------------------------------------------
34 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .....................         100%
   Dividends Received Deduction for corporations .................         100%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.01805

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.09164
Total distributions ..............................................   $ 0.10969

CLASS Y
INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals .....................         100%
   Dividends Received Deduction for corporations .................         100%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.01262

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 ....................................................   $ 0.09164
Total distributions ..............................................   $ 0.10426


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
36 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

                                                BEGINNING        ENDING          EXPENSES
                                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                               DEC. 1, 2005   MAY 31, 2006    THE PERIOD(a)   EXPENSE RATIO
-----------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                     $ 1,000       $ 1,089.50      $  6.56(c)         1.26%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $ 1,000       $ 1,018.65      $  6.34(c)         1.26%
-----------------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                     $ 1,000       $ 1,086.20      $ 10.51(c)         2.02%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $ 1,000       $ 1,014.86      $ 10.15(c)         2.02%
-----------------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                     $ 1,000       $ 1,086.20      $ 10.51(c)         2.02%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $ 1,000       $ 1,014.86      $ 10.15(c)         2.02%
-----------------------------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                     $ 1,000       $ 1,093.30      $  4.12(c)          .79%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $ 1,000       $ 1,020.99      $  3.98(c)          .79%
-----------------------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                     $ 1,000       $ 1,091.40      $  5.58(c)         1.07%
-----------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)      $ 1,000       $ 1,019.60      $  5.39(c)         1.07%
-----------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: +8.95% for Class A, +8.62% for Class B, +8.62% for Class C, +9.33% for Class I and +9.14% for Class Y.

(c) Effective June 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class A; 2.04% for Class B; 2.04% for Class C; 0.92% for Class I; and 1.10% for Class Y. If this change had been in place for the entire six-month period ended May 31, 2006, the actual expenses paid would have been $6.10 for Class A, $10.09 for Class B, $10.09 for Class C, $4.12 for Class I and $5.21 for Class Y; the hypothetical expenses paid would have been $5.89 for Class A, $9.75 for Class B, $9.75 for Class C, $3.98 for Class I and $5.04 for Class Y.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 37
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                     Board member        Chief Justice, Minnesota Supreme
901 S. Marquette Ave.              since 2006          Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards); former Governor of Minnesota
Age 71
------------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                  Board member        Trustee Professor of Economics and
901 S. Marquette Ave.              since 2004          Management, Bentley College; former
Minneapolis, MN 55402                                  Dean, McCallum Graduate School of
Age 55                                                 Business, Bentley College
------------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                    Board member        Former Managing Director,              American Progressive Insurance
901 S. Marquette Ave.              since 2005          Shikiar Asset Management
Minneapolis, MN 55402
Age 70
------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.              Board member        President Emeritus and Professor of    Valmont Industries, Inc. (manufactures
901 S. Marquette Ave.              since 2002          Economics, Carleton College            irrigation systems)
Minneapolis, MN 55402
Age 67
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
38 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia             Board member        Director, Enterprise Asset             Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004          Management, Inc. (private real estate  (transportation, distribution and
Minneapolis, MN 55402                                  and asset management company)          logistics consultants)
Age 53
------------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                     Board member        President and Chief Executive
901 S. Marquette Ave.              since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                  Insurance Company, Inc. since 1999
Age 52
------------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                    Board member        Former three-term United States
1201 Sunshine Ave.                 since 1997          Senator for Wyoming
Cody, WY 82414
Age 74
------------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby               Board member        Chief Executive Officer, RiboNovix,    Hybridon, Inc.
901 S. Marquette Ave.              since 2002          Inc. since 2003 (biotechnology);       (biotechnology); American Healthways,
Minneapolis, MN 55402                                  former President, Forester Biotech     Inc. (health management programs)
Age 62
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                                LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                Board member        President - U.S. Asset Management and
53600 Ameriprise Financial Center  since 2001,         Chief Investment Officer, Ameriprise
Minneapolis, MN 55474              Vice President      Financial, Inc. and President,
Age 45                             since 2002          Chairman of the Board and Chief
                                                       Investment Officer, RiverSource
                                                       Investments, LLC since 2005; Senior
                                                       Vice President - Chief Investment
                                                       Officer, Ameriprise Financial, Inc.
                                                       and Chairman of the Board and Chief
                                                       Investment Officer, RiverSource
                                                       Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


--------------------------------------------------------------------------------
                         RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 39
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND       PRINCIPAL OCCUPATION
AGE                                LENGTH OF SERVICE   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                     Treasurer           Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center    since 2002          since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                  2000-2002
Age 51
------------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                 Vice President      Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center    since 2004          Financial, Inc. and RiverSource Investments, LLC since 2006; Senior
Minneapolis, MN 55474                                  Vice President - Fixed Income, Ameriprise Financial, Inc., 2002-2006
Age 42                                                 and RiverSource Investments, LLC, 2004-2006; Managing Director, Zurich
                                                       Global Assets, 2001-2002
------------------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                     President           Senior Vice President - Mutual Funds, Ameriprise Financial, Inc.,
596 Ameriprise Financial Center    since 2002          since 2002 and Senior Vice President, RiverSource Investments, LLC
Minneapolis, MN 55474                                  since 2004; Vice President and Managing Director - American Express
Age 52                                                 Funds, Ameriprise Financial, Inc., 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                      Vice President,     President of Board Services Corporation
901 S. Marquette Ave.              General Counsel,
Minneapolis, MN 55402              and Secretary
Age 67                             since 1978
------------------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden                   Acting Chief        Vice President - Asset Management Compliance, RiverSource Investments,
1875 Ameriprise Financial Center   Compliance Officer  LLC since 2006; Chief Compliance Officer - Mason Street Advisors, LLC,
Minneapolis, MN 55474              since 2006          2002-2006
Age 40
------------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                     Anti-Money          Compliance Director and Anti-Money Laundering Officer, Ameriprise
2934 Ameriprise Financial Center   Laundering Officer  Financial, Inc. since 2004; Manager Anti-Money Laundering, Ameriprise
Minneapolis, MN 55474              since 2004          Financial, Inc., 2003-2004; Compliance Director and Bank Secrecy Act
Age 42                                                 Officer, American Express Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
40 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, the Board determined to approve the continuation of the subadvisory agreements.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                         RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 41
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SELECT VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                        AFFIRMATIVE                 WITHHOLD
-------------------------------------------------------------------------------
   Kathleen Blatz                     512,873,057.07             18,008,748.93
-------------------------------------------------------------------------------
   Arne H. Carlson                    512,814,587.21             18,067,218.79
-------------------------------------------------------------------------------
   Patricia M. Flynn                  514,326,014.18             16,555,791.82
-------------------------------------------------------------------------------
   Anne P. Jones                      513,209,031.92             17,672,774.08
-------------------------------------------------------------------------------
   Jeffrey Laikind                    513,664,328.82             17,217,477.18
-------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.              514,445,345.16             16,436,460.84
-------------------------------------------------------------------------------
   Catherine James Paglia             513,981,812.61             16,899,993.39
-------------------------------------------------------------------------------
   Vikki L. Pryor                     514,236,295.19             16,645,510.81
-------------------------------------------------------------------------------
   Alan K. Simpson                    511,560,412.94             19,321,393.06
-------------------------------------------------------------------------------
   Alison Taunton-Rigby               514,054,222.28             16,827,583.72
-------------------------------------------------------------------------------
   William F. Truscott                513,739,536.73             17,142,269.27
-------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE         AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
       497,743,017.58     21,692,711.39     11,383,358.16        62,718.87
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
42 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

         AFFIRMATIVE         AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
       501,318,672.45     17,962,046.36     11,538,368.32        62,718.87
-------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE         AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
       501,295,900.10     19,094,100.38     10,429,086.65        62,718.87
-------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

         AFFIRMATIVE         AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
       501,316,855.41     18,779,017.82     10,723,213.90        62,718.87
-------------------------------------------------------------------------------

LENDING

         AFFIRMATIVE         AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
       498,568,881.41     21,370,324.77     10,879,880.95        62,718.87
-------------------------------------------------------------------------------

BORROWING

         AFFIRMATIVE         AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
       498,738,027.29     21,104,005.48     10,977,054.36        62,718.87
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 43
--------------------------------------------------------------------------------

RIVERSOURCE(SM) SELECT VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                         This report must be accompanied or preceded by the
                         Fund's current prospectus. RiverSource Funds are
                         managed by RiverSource Investments, LLC and distributed
                         by Ameriprise Financial Services, Inc., Member NASD.
RIVERSOURCE [LOGO](SM)   Both companies are part of Ameriprise Financial, Inc.
      INVESTMENTS

                                                                 S-6240 H (7/06)

Annual Report

                                                         RIVERSOURCE [LOGO] (SM)
                                                               INVESTMENTS

    RIVERSOURCE (SM)
    SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------

    ANNUAL REPORT FOR THE
    PERIOD ENDED MAY 31, 2006
    2006 Prospectus Enclosed

>   RIVERSOURCE SMALL CAP EQUITY FUND
    SEEKS TO PROVIDE SHAREHOLDERS WITH
    LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

                                TABLE OF CONTENTS

Fund Snapshot.................................................................2

Performance Summary...........................................................4

Questions & Answers with Portfolio Management.................................5

The Fund's Long-term Performance.............................................10

Investments in Securities....................................................12

Financial Statements.........................................................19

Notes to Financial Statements................................................22

Report of Independent Registered Public Accounting Firm......................37

Federal Income Tax Information...............................................38

Fund Expenses Example........................................................40

Board Members and Officers...................................................42

Approval of Investment Management Services Agreement.........................45

Proxy Voting.................................................................46

Results of Meeting of Shareholders...........................................47

                                      [LOGO]
                                   DALBAR RATED
                                       2006
                                FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT

      AT MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                            <
--------------------------------------------------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP

PORTFOLIO MANAGERS                            SINCE           YEARS IN INDUSTRY
Kenneth Abrams                                 3/02                   22
Daniel Fitzpatrick, CFA                        3/02                    9

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PORTFOLIO MANAGERS                            SINCE           YEARS IN INDUSTRY
Brian Ertley, CFA                              2/06                    9
Thomas Vaiana                                 12/03                    9
William Martin, CFA                           12/03                   16
Wihelmine von Turk, CFA                       12/03                   22

LORD, ABBETT & CO. LLC

PORTFOLIO MANAGER                             SINCE           YEARS IN INDUSTRY
Michael Smith                                 12/03                   18

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                <
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/8/02      B: 3/8/02      C: 3/8/02      I: 3/4/04      Y: 3/8/02

Ticker symbols by class
A: AXSAX       B: AXSBX       C: --          I: --          Y: --

Total net assets                                           $383.6 million

Number of holdings                                                    410

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                              <
--------------------------------------------------------------------------------

Percentage of portfolio assets
Select Comfort (Specialty Retail)                       1.1%
------------------------------------------------------------
HCC Insurance Holdings (Insurance)                      1.0
------------------------------------------------------------
Beacon Roofing Supply
   (Trading Companies & Distributors)                   0.9
------------------------------------------------------------
Ohio Casualty (Insurance)                               0.8
------------------------------------------------------------
LCA-Vision (Health Care Providers & Services)           0.8
------------------------------------------------------------
Hilb Rogal & Hobbs (Insurance)                          0.8
------------------------------------------------------------
Foundry Networks (Communications Equipment)             0.7
------------------------------------------------------------
Genesis HealthCare
   (Health Care Providers & Services)                   0.7
------------------------------------------------------------
Pride Intl (Energy Equipment & Services)                0.7
------------------------------------------------------------
Amedisys (Health Care Providers & Services)             0.7
------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FUND SNAPSHOT

--------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets at May 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology           16.3%
Consumer Discretionary           16.1%
Health Care                      15.5%
Industrials                      15.0%
Financials                       14.1%
Materials                         7.1%
Energy                            6.1%
Short-Term Securities**           4.2%
Consumer Staples                  2.8%
Utilities                         1.7%
Telecommunication Services        1.1%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 4.2%, 2.3% is due to security lending activity and 1.9% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
STYLE MATRIX                                                                  <
--------------------------------------------------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                         LARGE
                         MEDIUM  SIZE
           X             SMALL

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

RiverSource Small Cap Equity Fund Class A (excluding sales charge)       +16.60%
Russell 2000(R) Index (unmanaged)                                        +18.24%
Lipper Small-Cap Core Funds Index                                        +19.23%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                   <
--------------------------------------------------------------------------------

                         CLASS A             CLASS B             CLASS C         CLASS I    CLASS Y
(INCEPTION DATES)        3/8/02              3/8/02              3/8/02          3/4/04     3/8/02
                                                  AFTER               AFTER
                     NAV(1)    POP(2)    NAV(1)   CDSC(3)    NAV(1)   CDSC(4)    NAV(5)      NAV(5)
AT MAY 31, 2006
----------------------------------------------------------------------------------------------------
1 year              +16.60%    +9.90%   +15.76%   +10.76%   +15.78%   +14.78%     +16.98%    +16.84%
----------------------------------------------------------------------------------------------------
3 years             +20.05%   +17.70%   +19.18%   +18.23%   +19.21%   +19.21%        N/A     +20.28%
----------------------------------------------------------------------------------------------------
Since inception      +9.48%    +7.95%   +8.68%     +8.32%    +8.64%    +8.64%     +11.25%     +9.69%
----------------------------------------------------------------------------------------------------

AT JUNE 30, 2006
----------------------------------------------------------------------------------------------------
1 year              +11.77%    +5.35%   +10.82%    +5.92%   +10.84%    +9.86%     +12.19%    +11.85%
----------------------------------------------------------------------------------------------------
3 years             +19.08%   +16.76%   +18.13%   +17.16%   +18.16%   +18.16%        N/A     +19.26%
----------------------------------------------------------------------------------------------------
Since inception      +8.91%    +7.42%    +8.07%    +7.71%    +8.03%    +8.03%     +10.13%     +9.07%
----------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------
4 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                  WITH PORTFOLIO MANAGEMENT

PERFORMANCE SUMMARY

RiverSource Small Cap Equity Fund's Class A shares (excluding sales charge) rose 16.60% for the 12 months ended May 31, 2006. The Fund underperformed its benchmark, the Russell 2000 Index (Russell Index), which gained 18.24%. The Fund also trailed its peer group, as represented by the Lipper Small-Cap Core Funds Index, which advanced 19.23% for the period.

On March 10, 2006, the assets of RiverSource Discovery Fund were merged into RiverSource Small Cap Equity Fund. This reorganization was completed after shareholders of RiverSource Discovery Fund approved a merger plan on Feb. 15, 2006.

RiverSource Small Cap Equity Fund's portfolio is managed by three independent money management firms that each invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. As of May 31, 2006, Wellington Management Company, LLP (Wellington Management), American Century Investment Management, Inc. (American Century) and Lord, Abbett & Co. LLC (Lord Abbett) managed 39%, 31% and 30% of the Fund's portfolio, respectively.

Q: What factors affected the performance of your portion of the Fund for the 12-month period?

      AMERICAN CENTURY: Our portion of the Fund failed to keep pace with the Russell 2000 Index's return. Disappointing stock selection in the consumer discretionary and consumer staples sectors detracted most during the annual period. Movie-rental chain Movie Gallery was the worst individual performer in our portion of the portfolio, declining sharply as a result of a substantial debt load left over from the company's acquisition of competitor Hollywood Entertainment last year. Other consumer-oriented holdings that detracted from performance included homebuilder NVR, which was hurt by a softer housing market, and poultry producer Pilgrim's Pride, which reported lower-than-expected profits amid weakening demand and declining prices.

      Stock selection in the information technology sector also hindered results. Internet software and services stocks detracted the most, led by Internet provider EarthLink. Declining earnings and a slowdown in its core business weighed on EarthLink's share price.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> DISAPPOINTING STOCK SELECTION IN THE CONSUMER DISCRETIONARY AND CONSUMER STAPLES SECTORS DETRACTED MOST DURING THE ANNUAL PERIOD.
      -- AMERICAN CENTURY

      Within our portion of the portfolio, the industrials sector provided the most significant positive contribution to performance. The two best individual performers were engineering services provider McDermott International, which benefited from its emphasis on offshore oil drilling platforms and pipelines, and building materials manufacturer USG, which rallied as construction activity remained strong.

      LORD ABBETT: Our portion of the Fund underperformed the Russell Index for the 12-month period. Stock selection within the information technology sector was the largest detractor from performance during the 12-month period. Websense, a global leader in web security and web filtering productivity software, underperformed as slowing growth concerns mounted. Foundry Networks, a maker of network routing and switching equipment, missed analyst expectations due to weak federal government spending and the perception of increased competition. Finally, homebuilding-related companies within the household durables industry hurt performance. These holdings included Ryland Group and Centex, both of which fell during the quarter upon reports indicating a slowdown in the housing market.

      The greatest contributor to performance during the period was stock selection and a large position within the materials and processing industries. Specifically, Commercial Metals, a manufacturer of steel and metal products, outperformed during the 12-month period on the expectation that the company would benefit from improving commercial construction activity and rebuilding efforts in the South. Shares of Hughes Supply, a materials distributor, rose upon the announcement that Home Depot would acquire the company.


--------------------------------------------------------------------------------
6 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> OUR HEALTH CARE HOLDINGS ARE POSITIONED TO POTENTIALLY BENEFIT FROM STRUCTURAL CHANGES IN THE DELIVERY OF HEALTH CARE PRODUCTS AND SERVICES TO AN EXPANDING PATIENT POPULATION.
      -- LORD ABBETT

      Also contributing to performance was stock selection within the financials sector, particularly insurance-related companies. Ohio Casualty, a U.S. property and casualty insurance group, has continued to experience solid underwriting results due to hurricane losses. Shares of HCC Insurance Holdings, an international insurance and re-insurance corporation, rose after posting strong fourth quarter earnings driven by an increase in premiums earned from financial products.

      WELLINGTON MANAGEMENT: Stock selection was strongest within the financials, health care and consumer discretionary sectors. An enterprise operating systems company, Red Hat, was a top contributor to performance. The company benefited from high subscription revenues, good expense control and solid cash flows. Shares of oil and gas services company TETRA Technologies rose as the company announced strong earnings results. Within the financials sector, Investment Technology Group advanced on strong reported earnings and record electronic trading volumes.

      Weak stock selection in the information technology and industrials sectors detracted from performance. Within information technology, Take-Two Interactive Software and Westell Technologies, specifically, detracted from performance. Video game publisher Take-Two Interactive Software declined as rising costs and disappointing holiday game sales hurt earnings. Shares of Westell Technologies, a maker of high speed internet modems, dropped after the company lowered the earnings outlook amid softer than expected sales.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> AGAINST A BACKDROP OF HIGHER INTEREST RATES AND RISING INFLATION, WE CONTINUE TO SELL OUR WINNERS AND REINVEST THE PROCEEDS IN WHAT WE BELIEVE ARE COMPANIES WITH STRONG GROWTH POTENTIAL.
      -- WELLINGTON MANAGEMENT

Q:    What changes did you make to your portion of the Fund during the period?

      AMERICAN CENTURY: We focus on individual stock selection rather than sector weightings (see Investment Term "Bottom-up investing"). Changes to our portion of the portfolio are driven primarily by our stock selection process, which evaluates stocks based on a balanced set of growth and value criteria. During the past year, we increased our holdings in hard disk manufacturer Komag, financial transaction processor Global Payments and aerial construction equipment maker JLG Industries. In contrast, we trimmed selected stocks in areas of the market that have outperformed recently, such as real estate investment trust Trizec Properties and oil exploration company Forest Oil.

      LORD ABBETT: During the period, health care positions were increased as investment valuations looked attractive. Our health care holdings are positioned to potentially benefit from structural changes in the delivery of health care products and services to an expanding patient population. We have reduced individual issues within the materials and processing industries as those investments achieved their price targets. In addition, we have decreased our exposure within the auto and transportation industries as increasing energy costs have reduced the attractiveness of certain transportation investments.

      WELLINGTON MANAGEMENT: During the period, we eliminated positions in two strongly performing energy stocks SBM Offshore and Cal Dive International. We also decreased our exposure to the health care sector, as we eliminated Triad Hospitals after reaching our price target. We increased our exposure to the consumer discretionary sector as we initiated new positions in DreamWorks Animation and Gymboree.


--------------------------------------------------------------------------------
8 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

Q:    How do you intend to manage your portion of the Fund in the coming months?

      AMERICAN CENTURY: Going forward, we will continue to use our structured, disciplined investment approach to seek stocks that we believe have an attractive combination of value and growth potential, while striking a balance between risk and expected return.

      LORD ABBETT: It is our belief that small company stocks with improving fundamentals that may be temporarily priced low can provide capital appreciation. Therefore, we will continue to identify and invest in small-cap stocks that exhibit strong fundamentals, attractive valuations and favorable growth prospects through our disciplined investment process, which incorporates quantitative analysis and fundamental research.

      WELLINGTON MANAGEMENT: Against a backdrop of higher interest rates and rising inflation, we continue to sell our winners and reinvest the proceeds in what we believe are companies with strong growth potential. Sector positioning is predominantly a result of our bottom-up stock selection process. At the end of the period, the Fund held a greater-than-Russell Index weight in the health care sector and a less-than-Russell Index weight in the financials sector.

--------------------------------------------------------------------------------

      INVESTMENT TERM:

      BOTTOM-UP INVESTING: An investment approach that de-emphasizes economic and market cycles and instead focuses on the analysis of individual stocks. Attention is directed to a specific company rather than on the industry in which that company operates or on the economy as a whole.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Equity Fund Class A shares (from 4/1/02 to 5/31/06)* as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group data is from April 1, 2002.


DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  CLASS A
                              --------------------------------------------------
                                        Short-term       Long-term
Fiscal year ended             Income   capital gains   capital gains    TOTAL
--------------------------------------------------------------------------------
May 31, 2006                   $--         $0.19           $0.55        $0.74
--------------------------------------------------------------------------------
May 31, 2005                    --          0.44            0.20         0.64
--------------------------------------------------------------------------------
May 31, 2004                    --            --            0.06         0.06
--------------------------------------------------------------------------------
May 31, 2003                    --            --              --           --
--------------------------------------------------------------------------------
May 31, 2002(1)                 --            --              --           --
--------------------------------------------------------------------------------

(1) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.


--------------------------------------------------------------------------------
10 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP EQUITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          RiverSource
                        Small Cap Equity
                          Fund Class A               Russell 2000(R)              Lipper Small-Cap
                     (includes sales charge)            Index(1)                 Core Funds Index(2)
4/1/02                        $9,425                     $10,000                      $10,000
5/31/02                       $8,790                      $9,643                       $9,675
5/31/03                       $7,991                      $8,854                       $8,716
5/31/04                      $10,344                     $11,536                      $11,356
5/31/05                      $11,856                     $12,669                      $12,558
5/31/06                      $13,825                     $14,980                      $14,973

--------------------------------------------------------------------------------

COMPARATIVE RESULTS

Results at May 31, 2006

                                                                                     SINCE
                                                            1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE SMALL CAP EQUITY FUND (INCLUDES SALES CHARGE)
----------------------------------------------------------------------------------------------
Class A    Cumulative value of $10,000                      $10,990    $16,305      $13,825
----------------------------------------------------------------------------------------------
           Average annual total return                        +9.90%    +17.70%       +7.95%
----------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX(1)
----------------------------------------------------------------------------------------------
           Cumulative value of $10,000                      $11,824    $16.920      $14,980
----------------------------------------------------------------------------------------------
           Average annual total return                       +18.24%    +19.16%      +10.18%
----------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
----------------------------------------------------------------------------------------------
           Cumulative value of $10,000                      $11,923    $17,181      $14,973
----------------------------------------------------------------------------------------------
           Average annual total return                       +19.23%    +19.77%      +10.17%
----------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from March 8, 2002. Russell 2000 Index and Lipper peer group data is from April 1, 2002.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Small Cap Equity Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
AEROSPACE & DEFENSE (2.2%)
Armor Holdings                                        3,536(b)    $     201,976
Aviall                                               45,200(b)        2,131,180
Curtiss-Wright                                       34,000           1,149,200
Hexcel                                              122,900(b)        2,529,283
Teledyne Technologies                                46,100(b)        1,578,925
United Industrial                                    19,021             935,072
                                                                  --------------
Total                                                                 8,525,636
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
EGL                                                   6,809(b)          306,882
Forward Air                                           6,329             236,831
                                                                  --------------
Total                                                                   543,713
--------------------------------------------------------------------------------

AIRLINES (1.3%)
AirTran Holdings                                    206,100(b)        2,535,029
Frontier Airlines Holdings                            7,101(b)           43,955
JetBlue Airways                                     150,600(b)        1,569,252
Mesa Air Group                                        5,925(b)           56,762
Republic Airways Holdings                            23,100(b)          354,585
SkyWest                                              11,925             277,018
                                                                  --------------
Total                                                                 4,836,601
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
ArvinMeritor                                         57,102             957,601
Goodyear Tire & Rubber                               32,207(b,d)        409,673
Shiloh Inds                                           5,123(b)          100,564
Tenneco                                              85,600(b)        2,040,704
                                                                  --------------
Total                                                                 3,508,542
--------------------------------------------------------------------------------

BEVERAGES (--%)
Hansen Natural                                          346(b)           63,965
--------------------------------------------------------------------------------

BIOTECHNOLOGY (3.1%)
Alkermes                                            131,229(b)        2,600,959
Amylin Pharmaceuticals                               52,162(b)        2,370,763
Digene                                               54,242(b)        2,027,566
Exelixis                                            107,438(b)        1,165,702
Human Genome Sciences                               179,800(b)        1,970,608
Incyte                                              188,301(b)          785,215
Kendle Intl                                           3,185(b)          103,258
ViroPharma                                           10,548(b)          102,632
ZymoGenetics                                         38,400(b)          662,400
                                                                  --------------
Total                                                                11,789,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
BUILDING PRODUCTS (1.1%)
Lennox Intl                                          33,052       $     940,990
NCI Building Systems                                  7,500(b)          454,800
Universal Forest Products                             9,482             623,252
USG                                                  23,660(b)        2,178,613
                                                                  --------------
Total                                                                 4,197,655
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Affiliated Managers Group                            14,350(b)        1,294,370
Calamos Asset Management Cl A                         2,414              76,741
Investment Technology Group                          47,500(b)        2,246,750
Investors Financial Services                         28,300           1,237,842
optionsXpress Holdings                               25,000             720,250
SWS Group                                            12,430             288,749
                                                                  --------------
Total                                                                 5,864,702
--------------------------------------------------------------------------------

CHEMICALS (2.9%)
Celanese Series A                                    25,688             506,310
Cytec Inds                                           42,000           2,418,360
Ferro                                                79,800           1,404,480
FMC                                                   4,903             316,587
Hercules                                            175,200(b)        2,710,344
Minerals Technologies                                33,300           1,942,722
Olin                                                 27,370             484,723
Pioneer Companies                                    11,264(b)          312,801
Spartech                                              8,567             196,698
Westlake Chemical                                    24,100             752,402
                                                                  --------------
Total                                                                11,045,427
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
BancFirst                                             3,666             164,054
Bank of Hawaii                                       24,101           1,222,644
Center Financial                                      5,567             129,878
City Holding                                          4,538             164,094
City Natl                                            10,407             756,901
Columbia Banking System                                 729              24,494
Commerce Bancshares                                   8,460             437,467
Community Trust Bancorp                                 503              17,117
Cullen/Frost Bankers                                  4,766             270,232
First Citizens BancShares Cl A                        1,018             192,209
First Community Bancorp                              20,300           1,178,618
First Indiana                                         1,573              41,244
First Regional Bancorp                                1,153(b)           98,409

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
COMMERCIAL BANKS (CONT.)
Hanmi Financial                                      17,400       $     333,558
Intervest Bancshares                                  4,022(b)          161,845
Old Second Bancorp                                    2,350              70,782
Pacific Capital Bancorp                                 673              23,138
PrivateBancorp                                       16,900             744,952
Taylor Capital Group                                  1,041              42,816
Whitney Holding                                       1,415              51,138
Wilmington Trust                                      1,975              84,352
                                                                  --------------
Total                                                                 6,209,942
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.8%)
Administaff                                          21,521             827,052
American Reprographics                                  807(b)           27,979
Bowne & Co                                          105,100           1,523,950
CompX Intl                                            2,184              34,070
Consolidated Graphics                                 9,755(b)          496,920
Copart                                               12,400(b)          340,256
Dun & Bradstreet                                        541(b)           39,423
ICT Group                                             1,012(b)           27,101
IKON Office Solutions                               104,200           1,346,264
John H Harland                                       27,509           1,178,210
Kenexa                                               39,310(b)        1,191,093
PICO Holdings                                           840(b)           28,560
Spherion                                             21,493(b)          179,681
Strayer Education                                    19,237           1,917,930
TeleTech Holdings                                    24,100(b)          290,164
Vertrue                                               8,413(b)          327,686
Williams Scotsman Intl                               38,073(b)          989,898
                                                                  --------------
Total                                                                10,766,237
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.9%)
CommScope                                            34,100(b)          996,743
Comtech Telecommunications                           43,000(b)        1,292,580
Foundry Networks                                    223,200(b)        2,870,352
Glenayre Technologies                                85,890(b)          239,633
Polycom                                              63,900(b)        1,379,601
SpectraLink                                          73,600             683,008
                                                                  --------------
Total                                                                 7,461,917
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Ampex Cl A                                            1,193(b)           17,668
Avid Technology                                      41,000(b)        1,614,990
Electronics for Imaging                              54,400(b)        1,274,592
Intergraph                                           13,763(b)          489,275
Komag                                                37,007(b)        1,536,901
LaserCard                                            16,492(b)          272,943
Palm                                                 15,607(b)          257,203
Stratasys                                            63,000(b)        1,906,380
                                                                  --------------
Total                                                                 7,369,952
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
CONSTRUCTION & ENGINEERING (0.9%)
EMCOR Group                                          11,041(b)    $     530,962
McDermott Intl                                       19,608(b)        1,286,481
Washington Group Intl                                28,900           1,557,421
                                                                  --------------
Total                                                                 3,374,864
--------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
Advanta Cl B                                         65,400           2,393,641
AmeriCredit                                          42,711(b)        1,240,327
EZCORP Cl A                                           4,026(b)          130,080
                                                                  --------------
Total                                                                 3,764,048
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Greif Cl A                                            2,136             135,422
Silgan Holdings                                       9,151             342,156
                                                                  --------------
Total                                                                   477,578
--------------------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Building Material Holding                            39,636           1,130,419
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
NASDAQ Stock Market                                  37,900(b)        1,153,676
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Arbinet-thexchange                                    4,162(b)           23,016
CenturyTel                                           14,130             505,148
General Communication Cl A                          174,200(b)        2,278,536
Premiere Global Services                              9,474(b)           71,055
Talk America Holdings                                 2,404(b)           18,751
Valor Communications Group                            3,139              38,672
                                                                  --------------
Total                                                                 2,935,178
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
Cleco                                                 7,161             159,046
El Paso Electric                                     85,400(b)        1,646,512
Pepco Holdings                                        5,273             121,068
Unisource Energy                                     11,957             362,297
                                                                  --------------
Total                                                                 2,288,923
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
Acuity Brands                                           669              26,693
AO Smith                                             19,688             865,288
AVX                                                  23,457             383,991
Energy Conversion Devices                            17,700(b)          703,575
FuelCell Energy                                     111,200(b)        1,163,152
Genlyte Group                                        21,400(b)        1,493,292
Lamson & Sessions                                    20,311(b)          495,385
                                                                  --------------
Total                                                                 5,131,376
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.2%)
Agilysys                                             40,108       $     661,782
Arrow Electronics                                    41,083(b)        1,335,198
Brightpoint                                          22,627(b)          483,770
CalAmp                                               17,241(b)          168,617
Ingram Micro Cl A                                   123,700(b)        2,135,062
Measurement Specialties                              96,600(b)        2,640,077
Mettler-Toledo Intl                                  11,540(b,c)        747,677
MTS Systems                                          14,919             622,868
Multi-Fineline Electronix                             4,750(b)          158,033
Photon Dynamics                                      76,100(b)        1,213,795
Planar Systems                                       21,472(b)          287,295
Plexus                                               41,033(b)        1,613,828
RadiSys                                              56,900(b)        1,180,675
Sirenza Microdevices                                  2,770(b)           31,633
SMART Modular Technologies                          175,000(b)        1,503,250
Tessco Technologies                                   7,197(b)          139,766
X-Rite                                               91,500           1,068,720
Zygo                                                 13,621(b)          204,860
                                                                  --------------
Total                                                                16,196,906
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.9%)
Bristow Group                                         4,519(b)          162,729
Grey Wolf                                           225,430(b)        1,724,540
Lone Star Technologies                               13,696(b)          664,256
Maverick Tube                                         1,255(b)           60,491
Mitcham Inds                                         14,417(b)          212,507
Parker Drilling                                      28,120(b)          207,526
Pride Intl                                           87,400(b)        2,827,389
SEACOR Holdings                                       4,377(b)          356,726
Seitel                                              124,463(b)          496,607
TETRA Technologies                                   71,650(b)        2,082,866
Unit                                                 35,000(b)        2,097,199
Warrior Energy Service                                6,500(b)          170,430
                                                                  --------------
Total                                                                11,063,266
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Longs Drug Stores                                     2,077              95,625
Spartan Stores                                        8,447             111,922
Wild Oats Markets                                     4,370(b)           69,702
                                                                  --------------
Total                                                                   277,249
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Chiquita Brands Intl                                 21,716             310,756
Del Monte Foods                                     104,113           1,232,698
J & J Snack Foods                                    65,800           2,128,630
M&F Worldwide                                        11,633(b)          183,801
Seaboard                                                540             708,480
                                                                  --------------
Total                                                                 4,564,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
GAS UTILITIES (1.1%)
Energen                                              44,323       $   1,501,663
UGI                                                 115,291           2,681,669
                                                                  --------------
Total                                                                 4,183,332
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.8%)
Arrow Intl                                           51,500           1,660,360
Candela                                              30,605(b)          527,018
Cantel Medical                                        1,213(b)           16,752
Cutera                                               17,076(b)          281,583
Dade Behring Holdings                                27,114           1,009,997
Haemonetics                                          21,462(b)        1,083,831
Hologic                                               4,001(b)          157,999
ICU Medical                                           5,899(b)          244,632
IDEXX Laboratories                                      703(b)           53,730
Kensey Nash                                          91,049(b)        2,681,393
Kinetic Concepts                                     10,208(b)          397,091
Kyphon                                               56,900(b)        2,258,361
Mentor                                               22,500             908,775
Molecular Devices                                    10,830(b)          311,254
Natus Medical                                         4,229(b)           52,736
Nutraceutical Intl                                   10,384(b)          168,740
STERIS                                                3,392              77,168
SurModics                                             9,740(b)          378,983
Symmetry Medical                                     64,100(b)        1,194,183
TriPath Imaging                                     121,800(b)          870,870
Vital Signs                                           2,052             102,641
West Pharmaceutical Services                            934              31,775
ZOLL Medical                                          3,473(b)          102,870
                                                                  --------------
Total                                                                14,572,742
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (7.3%)
Air Methods                                          10,353(b)          232,425
Alliance Imaging                                     12,384(b)           71,827
Amedisys                                             78,400(b)        2,802,800
Chemed                                               19,800           1,066,230
Emageon                                              64,100(b)          826,890
Genesis HealthCare                                   60,500(b)        2,847,735
HealthTronics                                         6,905(b)           50,959
Henry Schein                                            518(b)           23,875
LCA-Vision                                           59,000           3,206,060
LifePoint Hospitals                                  52,800(b)        1,865,424
Magellan Health Services                             59,399(b)        2,402,690
Manor Care                                           56,400           2,619,216
Matria Healthcare                                    45,004(b)        1,298,815
Odyssey HealthCare                                    2,166(b)           35,327
Option Care                                         126,752           1,428,495
Pediatrix Medical Group                                 760(b)           35,104
PSS World Medical                                   113,865(b)        2,022,242

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Sierra Health Services                               44,991(b)    $   1,853,629
TriZetto Group                                       19,849(b)          283,047
United Surgical Partners Intl                        43,300(b)        1,347,063
WellCare Health Plans                                24,332(b)        1,210,517
                                                                  --------------
Total                                                                27,530,370
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Churchill Downs                                      26,515           1,101,433
Denny's                                             288,000(b)        1,324,799
Domino's Pizza                                       44,919           1,063,682
Luby's                                               19,172(b)          200,156
Main Street Restaurant Group                         12,200(b)           76,128
Marcus                                                7,624             134,259
Monarch Casino & Resort                               1,998(b)           55,065
Multimedia Games                                     43,166(b)          483,891
Papa John's Intl                                     37,412(b)        1,176,982
Sunterra                                             11,846(b)          122,488
Vail Resorts                                          2,474(b)           88,940
                                                                  --------------
Total                                                                 5,827,823
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.1%)
Blount Intl                                           8,876(b)          113,790
Centex                                               27,400           1,306,706
Ethan Allen Interiors                                39,500           1,503,370
NVR                                                   1,884(b)        1,147,356
Ryland Group                                         53,200           2,617,972
Universal Electronics                                73,639(b)        1,310,038
                                                                  --------------
Total                                                                 7,999,232
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Teleflex                                             19,516           1,197,111
--------------------------------------------------------------------------------

INSURANCE (7.0%)
American Financial Group                             12,578             530,288
Aspen Insurance Holdings                             67,600(c)        1,464,892
Conseco                                               5,624(b)          135,482
EMC Insurance Group                                   2,673              85,215
First Acceptance                                     31,100(b)          385,018
First American                                       10,167             426,709
FPIC Insurance Group                                 43,670(b)        1,640,682
HCC Insurance Holdings                              122,950           3,773,336
Hilb Rogal & Hobbs                                   81,600           3,175,056
LandAmerica Financial Group                          24,201           1,619,531
Ohio Casualty                                       108,500           3,240,895
Platinum Underwriters Holdings                       50,800(c)        1,368,552
ProAssurance                                         35,700(b)        1,685,397
Protective Life                                      15,903             704,821
Reinsurance Group of America                         30,200           1,432,990
Safety Insurance Group                                6,545             308,531

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
INSURANCE (CONT.)
Selective Insurance Group                             1,033       $      56,299
United America Indemnity Cl A                        67,300(b,c)      1,529,729
USI Holdings                                        173,900(b)        2,396,342
Zenith Natl Insurance                                24,050             962,000
                                                                  --------------
Total                                                                26,921,765
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.9%)
Blair                                                 2,282              81,330
Insight Enterprises                                  77,500(b)        1,405,850
NetFlix                                              71,000(b,d)      1,965,990
PetMed Express                                        1,125(b)           13,928
                                                                  --------------
Total                                                                 3,467,098
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.6%)
EarthLink                                             2,134(b)           17,776
RealNetworks                                         78,507(b)          742,676
United Online                                        28,520             339,958
Vignette                                            109,700(b)        1,495,211
WebEx Communications                                 41,000(b)        1,346,850
Websense                                            104,700(b)        2,319,106
                                                                  --------------
Total                                                                 6,261,577
--------------------------------------------------------------------------------

IT SERVICES (2.4%)
Acxiom                                               47,495           1,119,932
BISYS Group                                         103,400(b)        1,525,150
CACI Intl Cl A                                       29,000(b)        1,766,680
Global Payments                                      40,667           1,894,269
infoUSA                                               2,847              29,580
Kanbay Intl                                          56,000(b)          774,480
Sapient                                             267,500(b)        1,431,125
SM&A                                                 12,066(b)           70,224
Sykes Enterprises                                    24,028(b)          414,243
                                                                  --------------
Total                                                                 9,025,683
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Hasbro                                                2,142              39,713
JAKKS Pacific                                        57,950(b)        1,129,446
Steinway Musical Instruments                          6,287(b)          170,063
                                                                  --------------
Total                                                                 1,339,222
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.7%)
Icon ADR                                             48,900(b,c)      2,599,035
--------------------------------------------------------------------------------

MACHINERY (2.0%)
Accuride                                             15,003(b)          172,234
Actuant Cl A                                         40,800           2,408,423
American Science & Engineering                          832(b)           47,815
Columbus McKinnon                                    10,280(b)          270,364
Crane                                                10,490             421,488

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
MACHINERY (CONT.)
Cummins                                              14,608       $   1,609,948
Flow Intl                                            14,439(b)          193,483
Graco                                                21,400             983,758
JLG Inds                                             19,814             430,955
Wabash Natl                                          61,400           1,031,520
                                                                  --------------
Total                                                                 7,569,988
--------------------------------------------------------------------------------

MARINE (0.1%)
Kirby                                                 5,337(b)          400,969
--------------------------------------------------------------------------------

MEDIA (4.2%)
ADVO                                                 62,750           1,673,543
Catalina Marketing                                   70,700           2,070,802
Charter Communications Cl A                         694,600(b)          729,330
DreamWorks Animation SKG  Cl A                       75,213(b)        1,951,777
Entravision Communications  Cl A                    227,200(b)        1,785,792
Harris Interactive                                  406,000(b)        2,021,880
John Wiley & Sons Cl A                                  700              24,381
LodgeNet Entertainment                               80,947(b)        1,530,708
New Frontier Media                                    1,843(b)           15,924
Playboy Enterprises Cl B                             76,976(b)          742,049
Sinclair Broadcast Group Cl A                        17,237             146,687
TiVo                                                273,400(b)        1,730,622
Valassis Communications                              64,000(b)        1,855,360
                                                                  --------------
Total                                                                16,278,855
--------------------------------------------------------------------------------

METALS & MINING (3.9%)
Arch Coal                                            12,300             594,705
Carpenter Technology                                 15,300           1,710,540
Century Aluminum                                     31,800(b)        1,324,470
Chaparral Steel                                       2,580(b)          158,489
Cleveland-Cliffs                                      7,647             562,972
Commercial Metals                                    80,400           1,978,645
Gibraltar Inds                                       39,100           1,088,935
Massey Energy                                        50,607           1,888,653
Metal Management                                     16,045             503,653
Novamerican Steel                                     2,041(b,c)         91,539
Olympic Steel                                        17,292             576,169
Quanex                                               18,868             741,890
Reliance Steel & Aluminum                            24,389           1,965,997
Ryerson                                              26,862             701,098
Steel Dynamics                                       20,847           1,211,002
                                                                  --------------
Total                                                                15,098,757
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
MULTILINE RETAIL (0.5%)
Bon-Ton Stores                                       16,746       $     442,429
Dollar Tree Stores                                    3,424(b)           90,496
Tuesday Morning                                      78,400           1,259,889
                                                                  --------------
Total                                                                 1,792,814
--------------------------------------------------------------------------------

MULTI-UTILITIES (--%)
Vectren                                               3,132              83,092
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.4%)
Comstock Resources                                   64,200(b)        1,819,428
EXCO Resources                                      135,200(b)        1,622,400
Frontier Oil                                         33,979           1,902,825
Giant Inds                                            3,836(b)          242,435
Harvest Natural Resources                            43,433(b)          599,810
OPTI Canada                                          83,900(b,c)      1,743,980
Penn Virginia                                           393              26,685
Pogo Producing                                       25,724           1,159,123
St. Mary Land & Exploration                          25,547             998,632
Swift Energy                                          3,321(b)          133,371
Tesoro                                                8,854             603,046
W&T Offshore                                         14,890             571,329
Whiting Petroleum                                    37,800(b)        1,430,730
                                                                  --------------
Total                                                                12,853,794
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Louisiana-Pacific                                    46,787           1,135,053
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.2%)
Nu Skin Enterprises Cl A                             90,500           1,552,980
Revlon Cl A                                         488,600(b)        1,456,028
USANA Health Sciences                                45,900(b,d)      1,726,299
                                                                  --------------
Total                                                                 4,735,307
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Alpharma Cl A                                        45,805           1,072,753
King Pharmaceuticals                                 65,772(b)        1,169,426
Medicines                                            51,900(b)          960,150
Pain Therapeutics                                     7,401(b)           62,909
Par Pharmaceutical Companies                         62,800(b)        1,441,260
                                                                  --------------
Total                                                                 4,706,498
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.8%)
CBL & Associates Properties                          30,346           1,135,244
Innkeepers USA Trust                                  6,076              94,300
Mission West Properties                              11,108             119,078
New Century Financial                                 1,156              53,835
NorthStar Realty Finance                             23,006             254,446
Redwood Trust                                        31,900           1,466,123

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Saul Centers                                          1,887       $      67,309
Strategic Hotels & Resorts                           55,700           1,142,964
Tanger Factory Outlet Centers                         3,170              96,273
Taubman Centers                                      31,635           1,230,602
Ventas                                               38,300           1,242,452
                                                                  --------------
Total                                                                 6,902,626
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Jones Lang LaSalle                                    9,500             755,345
--------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Arkansas Best                                         5,370             221,298
Con-way                                              29,500           1,743,155
Heartland Express                                    15,955             268,996
JB Hunt Transport Services                           60,600           1,482,882
Kansas City Southern                                 17,391(b)          461,383
Knight Transportation                                15,110             287,694
Landstar System                                      12,406             548,221
Old Dominion Freight Line                             5,950(b)          183,320
                                                                  --------------
Total                                                                 5,196,949
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Cymer                                                 6,556(b)          304,133
Cypress Semiconductor                                74,000(b)        1,123,320
MKS Instruments                                      19,615(b)          428,195
OmniVision Technologies                                 582(b)           17,053
ON Semiconductor                                    321,414(b)        1,941,340
PortalPlayer                                         44,800(b)          450,240
Power Integrations                                   33,400(b)          588,508
Semtech                                              90,200(b)        1,509,948
Trident Microsystems                                 60,400(b)        1,333,632
Zoran                                                 7,877(b)          194,956
                                                                  --------------
Total                                                                 7,891,325
--------------------------------------------------------------------------------

SOFTWARE (2.6%)
Actuate                                              20,714(b)           83,477
Ansoft                                                4,342(b)           85,016
Aspen Technology                                     58,920(b)          689,364
Bottomline Technologies                             123,500(b)        1,242,410
DocuCorp Intl                                         2,971(b)           23,619
Epicor Software                                     223,600(b)        2,412,644
MicroStrategy Cl A                                   10,906(b)        1,029,308
Opsware                                             189,700(b)        1,483,454
Red Hat                                             105,900(b)        2,776,699
SPSS                                                  6,568(b)          243,016
Sybase                                                  964(b)           19,637
                                                                  --------------
Total                                                                10,088,644
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
--------------------------------------------------------------------------------
SPECIALTY RETAIL (4.4%)
Barnes & Noble                                       30,042       $   1,147,004
Borders Group                                        67,600           1,403,376
Dress Barn                                           68,978(b)        1,613,395
Group 1 Automotive                                   27,855           1,692,748
GUESS?                                                5,885(b)          243,992
Gymboree                                             75,333(b)        2,666,035
Pantry                                               21,873(b)        1,264,259
Payless ShoeSource                                   46,030(b)        1,228,080
Select Comfort                                      130,700(b,d)      4,281,733
United Auto Group                                    35,100           1,479,114
                                                                  --------------
Total                                                                17,019,736
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Brown Shoe                                           38,909           1,368,819
DHB Inds                                             48,206(b)           75,683
Kellwood                                             26,455             825,131
Skechers USA Cl A                                    71,300(b)        1,915,118
Warnaco Group                                        50,300(b)          904,897
                                                                  --------------
Total                                                                 5,089,648
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.0%)
Brookline Bancorp                                    84,908           1,215,883
Capital Crossing Bank                                   594(b)           13,484
Corus Bankshares                                     40,802           1,152,657
Downey Financial                                     19,100           1,300,709
Ocwen Financial                                       5,199(b)           58,957
                                                                  --------------
Total                                                                 3,741,690
--------------------------------------------------------------------------------

TOBACCO (0.3%)
Loews - Carolina Group                               27,039(g)        1,255,691
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (2.0%)
Applied Industrial Technologies                      32,714           1,261,125
Beacon Roofing Supply                                91,000(b)        3,430,700
BlueLinx Holdings                                    26,630             358,972
GATX                                                 16,200             703,242
Rush Enterprises Cl A                                52,600(b)          916,292
UAP Holding                                           9,427             222,477
WESCO Intl                                            8,971(b)          589,754
                                                                  --------------
Total                                                                 7,482,562
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
NeuStar Cl A                                         49,200(b)        1,582,764
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $333,902,013)                                              $ 377,128,337
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.3%)(e)
--------------------------------------------------------------------------------
ISSUER                             EFFECTIVE       AMOUNT              VALUE(a)
                                     YIELD       PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
General Electric
   06-01-06                          5.05%      $ 7,100,000       $   7,099,003
Morgan Stanley & Co
   06-07-06                          5.03         3,000,000           2,997,066
Park Granada LLC
   06-01-06                          5.07         6,500,000(f)        6,499,085
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $16,597,485)                                               $  16,595,154
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $350,499,498)(h)                                           $ 393,723,491
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 2.5% of net assets.

(d) At May 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of net assets. See Note 6 to the financial statements. 2.0% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $6,499,085 or 1.7% of net assets.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $351,507,816 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $  58,216,048
      Unrealized depreciation                                       (16,000,373)
      --------------------------------------------------------------------------
      Net unrealized appreciation$                                   42,215,675
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
18 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Small Cap Equity Fund

MAY 31, 2006
------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $350,499,498)                                                                  $  393,723,491
Capital shares receivable                                                                                 103,372
Dividends and accrued interest receivable                                                                 199,006
Receivable for investment securities sold                                                               3,463,494
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                 285
------------------------------------------------------------------------------------------------------------------
Total assets                                                                                          397,489,648
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                            854,854
Capital shares payable                                                                                     22,331
Payable for investment securities purchased                                                             3,834,650
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                 353
Payable upon return of securities loaned (Note 6)                                                       8,915,500
Accrued investment management services fee                                                                  9,989
Accrued distribution fee                                                                                   90,376
Accrued service fee                                                                                            10
Accrued transfer agency fee                                                                                   230
Accrued administrative services fee                                                                           831
Other accrued expenses                                                                                    177,021
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      13,906,145
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                 $  383,583,503
==================================================================================================================

------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                           $      641,772
Additional paid-in capital                                                                            378,108,485
Undistributed net investment income                                                                        13,069
Accumulated net realized gain (loss) (Note 9)                                                         (38,404,124)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                         43,224,301
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                           $  383,583,503
==================================================================================================================
Net assets applicable to outstanding shares:               Class A                                 $  301,740,278
                                                           Class B                                 $   60,305,938
                                                           Class C                                 $    4,028,030
                                                           Class I                                 $   13,723,448
                                                           Class Y                                 $    3,785,809
Net asset value per share of outstanding capital stock:    Class A shares       50,185,615         $         6.01
                                                           Class B shares       10,418,435         $         5.79
                                                           Class C shares          696,761         $         5.78
                                                           Class I shares        2,252,911         $         6.09
                                                           Class Y shares          623,527         $         6.07
------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                                  $    8,614,780
------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Small Cap Equity Fund

YEAR ENDED MAY 31, 2006
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Income:
Dividends                                                                             $  1,596,813
Interest                                                                                   242,258
Fee income from securities lending (Note 6)                                                 71,428
   Less foreign taxes withheld                                                                (562)
---------------------------------------------------------------------------------------------------
Total income                                                                             1,909,937
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       2,525,974
Distribution fee
   Class A                                                                                 452,722
   Class B                                                                                 523,768
   Class C                                                                                  39,821
Transfer agency fee                                                                        503,210
Incremental transfer agency fee
   Class A                                                                                  37,848
   Class B                                                                                  21,835
   Class C                                                                                   1,534
Service fee -- Class Y                                                                       1,133
Administrative services fees and expenses                                                  205,335
Compensation of board members                                                                9,261
Custodian fees                                                                             245,000
Printing and postage                                                                       108,999
Registration fees                                                                           69,479
Audit fees                                                                                  28,000
Other                                                                                        4,337
---------------------------------------------------------------------------------------------------
Total expenses                                                                           4,778,256
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)       (588,693)
---------------------------------------------------------------------------------------------------
                                                                                         4,189,563
   Earnings credits on cash balances (Note 2)                                              (11,122)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                       4,178,441
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         (2,268,504)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       33,624,560
   Foreign currency transactions                                                            (2,326)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 33,622,234
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   (2,923,041)
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   30,699,193
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $ 28,430,689
===================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
20 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Small Cap Equity Fund

YEAR ENDED MAY 31,                                                          2006             2005
-------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) net                                            $  (2,268,504)   $  (1,702,385)
Net realized gain (loss) on investments                                    33,622,234       12,992,758
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      (2,923,041)      10,020,607
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            28,430,689       21,310,980
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                             (17,372,457)     (11,500,238)
      Class B                                                              (6,022,801)      (4,643,257)
      Class C                                                                (471,809)        (404,261)
      Class I                                                              (1,408,864)        (480,700)
      Class Y                                                                 (52,996)         (17,882)
-------------------------------------------------------------------------------------------------------
Total distributions                                                       (25,328,927)     (17,046,338)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                 58,763,013       42,214,236
   Class B shares                                                          14,951,838       11,856,869
   Class C shares                                                             995,437          785,005
   Class I shares                                                           6,074,412        6,372,262
   Class Y shares                                                             551,533           42,940
Fund merger (Note 8)
   Class A shares                                                         147,952,723              N/A
   Class B shares                                                           8,894,365              N/A
   Class C shares                                                              29,077              N/A
   Class Y shares                                                           3,254,154              N/A
Reinvestment of distributions at net asset value
   Class A shares                                                          17,158,193       11,350,576
   Class B shares                                                           5,942,462        4,582,819
   Class C shares                                                             464,417          390,851
   Class I shares                                                           1,407,589          479,601
   Class Y shares                                                              51,518           16,607
Payments for redemptions
   Class A shares                                                         (46,603,549)     (26,275,534)
   Class B shares (Note 2)                                                (16,531,263)     (12,218,472)
   Class C shares (Note 2)                                                 (1,305,768)      (1,252,693)
   Class I shares                                                            (970,786)      (3,945,613)
   Class Y shares                                                            (150,826)         (48,940)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         200,928,539       34,350,514
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   204,030,301       38,615,156
Net assets at beginning of year                                           179,553,202      140,938,046
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $ 383,583,503    $ 179,553,202
=======================================================================================================
Undistributed net investment income                                     $      13,069    $       8,001
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Small Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc, (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 3.58% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has


--------------------------------------------------------------------------------
22 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,992,403 and accumulated net realized loss has been increased by $2,259,045 resulting in a net reclassification adjustment to decrease paid-in capital by $733,358.


--------------------------------------------------------------------------------
24 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                             2006             2005
----------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income....................................   $ 3,661,251      $7,971,199
      Long-term capital gain.............................    13,711,206       3,529,039

CLASS B
Distributions paid from:
      Ordinary income....................................     1,275,077       3,218,266
      Long-term capital gain.............................     4,747,724       1,424,991

CLASS C
Distributions paid from:
      Ordinary income....................................       100,078         280,196
      Long-term capital gain.............................       371,731         124,065

CLASS I
Distributions paid from:
      Ordinary income....................................       295,483         333,176
      Long-term capital gain.............................     1,113,381         147,524

CLASS Y
Distributions paid from:
      Ordinary income....................................        11,162          12,394
      Long-term capital gain.............................        41,834           5,488

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .................................     $        --
Accumulated long-term gain (loss) .............................     $ 8,930,032
Unrealized appreciation (depreciation) ........................     $(4,096,786)

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Small Cap Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $110,839 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.06% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.


--------------------------------------------------------------------------------
26 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $538,790 for Class A, $64,839 for Class B and $392 for Class C for the year ended May 31, 2006.

For the year ended May 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.51% for Class A, 2.29% for Class B, 2.29% for Class C, 1.24% for Class I and 1.30% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $329,411, $106,166, $8,090 and $1,416, respectively, and the management fees waived at the Fund level were $143,610. Under this agreement which was effective until March 10, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y of the Fund's average daily net assets. Effective as of March 11, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A, 2.17% for Class B, 2.17% for Class C, 1.05% for Class I and 1.23% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $11,122 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $363,080,443 (including $131,924,209 from RiverSource Discovery Fund that was acquired in the fund merger as described in Note 8) and $216,611,687, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED MAY 31, 2006
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                       9,449,816      2,482,230     165,490       968,562     87,674
Fund merger                               24,229,678      1,510,416       4,944            --    527,932
Issued for reinvested distributions        2,878,594      1,030,975      80,714       233,241      8,567
Redeemed                                  (7,480,386)    (2,751,904)   (217,037)     (151,014)   (23,804)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                   29,077,702      2,271,717      34,111     1,050,789    600,369
---------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED MAY 31, 2005
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                       7,370,205      2,101,516     139,307     1,102,542      6,876
Issued for reinvested distributions        1,970,590        814,000      69,423        82,548      2,863
Redeemed                                  (4,553,292)    (2,202,331)   (218,459)     (698,249)    (8,566)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                    4,787,503        713,185      (9,729)      486,841      1,173
---------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE                         CURRENCY TO       CURRENCY TO        UNREALIZED        UNREALIZED
                                     BE DELIVERED       BE RECEIVED       APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------
June 1, 2006                              101,055            91,415           $ --              $353
                                  Canadian Dollar       U.S. Dollar

June 2, 2006                              136,606           124,337            285                --
                                  Canadian Dollar       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Total                                                                         $285              $353
---------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $8,614,780 were on loan to brokers. For collateral, the Fund received $8,915,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $71,428 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
28 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

8. FUND MERGER

At the close of business on March 10, 2006, RiverSource Small Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource Discovery Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Small Cap Equity Fund immediately before the acquisition were $232,843,921 and the combined net assets immediately after the acquisition were $392,974,240.

The merger was accomplished by a tax-free exchange of 15,913,149 shares of RiverSource Discovery Fund valued at $160,130,319.

In exchange for the RiverSource Discovery Fund shares and net assets, RiverSource Small Cap Equity Fund issued the following number of shares:

                                                                        SHARES
--------------------------------------------------------------------------------
Class A                                                             24,229,678
Class B                                                              1,510,416
Class C                                                                  4,944
Class Y                                                                527,932
--------------------------------------------------------------------------------

RiverSource Discovery Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss.

                                                                    ACCUMULATED      TEMPORARY
                         TOTAL         CAPITAL       UNREALIZED    NET REALIZED     BOOK-TO-TAX
                       NET ASSETS       STOCK       APPRECIATION       LOSS         DIFFERENCE
--------------------------------------------------------------------------------------------------
RiverSource
  Discovery Fund      $160,130,319   $188,437,875   $25,941,715     $(53,530,440)   $(718,831)
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $46,312,769 at May 31, 2006 that if not offset by capital gains will expire as follows:

                            2009                      2010
--------------------------------------------------------------------------------
                         $4,182,470                $42,130,299
--------------------------------------------------------------------------------

RiverSource Small Cap Equity acquired $52,825,629 of capital loss carry-overs in connection with the RiverSource Discovery Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.


--------------------------------------------------------------------------------
30 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.81       $ 5.63      $ 4.40      $ 4.84       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.04)        (.04)       (.03)       (.02)        (.01)
Net gains (losses) (both realized and unrealized)                     .98          .86        1.32        (.42)        (.34)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .94          .82        1.29        (.44)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.01       $ 5.81      $ 5.63      $ 4.40       $ 4.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  302       $  123      $   92      $   45       $   15
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.51%        1.55%       1.54%       1.55%        1.58%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.74%)       (.84%)      (.80%)      (.79%)      (1.07%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.60%       14.62%      29.45%      (9.09%)      (6.74%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.76%, 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
32 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.66       $ 5.54      $ 4.36      $ 4.84       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)        (.08)       (.07)       (.04)        (.01)
Net gains (losses) (both realized and unrealized)                     .96          .84        1.31        (.44)        (.34)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .87          .76        1.24        (.48)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.79       $ 5.66      $ 5.54      $ 4.36       $ 4.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   60       $   46      $   41      $   21       $    7
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.29%        2.31%       2.31%       2.31%        2.36%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.53%)      (1.60%)     (1.56%)     (1.55%)      (1.85%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     15.76%       13.73%      28.57%      (9.92%)      (6.74%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.54%, 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.65       $ 5.53      $ 4.35      $ 4.83       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)        (.09)       (.07)       (.04)        (.01)
Net gains (losses) (both realized and unrealized)                     .96          .85        1.31        (.44)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .87          .76        1.24        (.48)        (.36)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.78       $ 5.65      $ 5.53      $ 4.35       $ 4.83
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    4       $    4      $    4      $    2       $    1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.29%        2.31%       2.30%       2.31%        2.36%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.53%)      (1.60%)     (1.55%)     (1.54%)      (1.85%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     15.78%       13.74%      28.64%      (9.94%)      (6.94%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.54%, 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
34 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004(b)
Net asset value, beginning of period                               $ 5.86       $ 5.66      $ 5.99
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)        (.03)       (.02)
Net gains (losses) (both realized and unrealized)                    1.00          .87        (.31)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .97          .84        (.33)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)         --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.09       $ 5.86      $ 5.66
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   14       $    7      $    4
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.24%        1.30%       1.06%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.47%)       (.59%)       .18%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.98%       14.89%      (5.51%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.29%, 1.32% and 1.66% for the periods ended May 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.85       $ 5.65      $ 4.41      $ 4.84       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)        (.04)       (.03)       (.02)        (.01)
Net gains (losses) (both realized and unrealized)                     .99          .88        1.33        (.41)        (.34)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .96          .84        1.30        (.43)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.07       $ 5.85      $ 5.65      $ 4.41       $ 4.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    4       $   --      $   --      $   --       $   --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.30%        1.37%       1.37%       1.34%        1.36%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.50%)       (.67%)      (.57%)      (.58%)       (.85%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.84%       14.92%      29.61%      (8.88%)      (6.74%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.53%, 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
36 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Equity Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Equity Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
July 20, 2006


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 37
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Small Cap Equity Fund
Fiscal year ended May 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals........................ 39.74%
       Dividends Received Deduction for corporations.................... 38.41%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.15677
March 7, 2006........................................................   0.03660
Total................................................................ $ 0.19337

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.38289
March 7, 2006........................................................   0.16332
Total................................................................ $ 0.54621
Total distributions.................................................. $ 0.73958

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

       Qualified Dividend Income for individuals........................ 39.74%
       Dividends Received Deduction for corporations.................... 38.41%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.15677
March 7, 2006........................................................   0.03660
Total................................................................ $ 0.19337

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.38289
March 7, 2006........................................................   0.16332
Total................................................................ $ 0.54621
Total distributions.................................................. $ 0.73958


--------------------------------------------------------------------------------
38 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals......................... 39.74%
       Dividends Received Deduction for corporations..................... 38.41%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.15677
March 7, 2006........................................................   0.03660
Total................................................................ $ 0.19337

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.38289
March 7, 2006........................................................   0.16332
Total................................................................ $ 0.54621
Total distributions.................................................. $ 0.73958

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals......................... 39.74%
       Dividends Received Deduction for corporations..................... 38.41%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.15677
March 7, 2006........................................................   0.03660
Total................................................................ $ 0.19337

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.38289
March 7, 2006........................................................   0.16332
Total................................................................ $ 0.54621
Total distributions.................................................. $ 0.73958

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals......................... 39.74%
       Dividends Received Deduction for corporations..................... 38.41%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.15677
March 7, 2006........................................................   0.03660
Total................................................................ $ 0.19337

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005........................................................ $ 0.38289
March 7, 2006........................................................   0.16332
Total................................................................ $ 0.54621
Total distributions.................................................. $ 0.73958


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 39
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
40 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

                                                  BEGINNING        ENDING         EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                                DEC. 1, 2005    MAY 31, 2006    THE PERIOD(a)   EXPENSE RATIO
--------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $1,000         $1,060.10       $ 7.55(c)         1.47%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $1,000         $1,017.60       $ 7.39(c)         1.47%
--------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $1,000         $1,056.70       $11.59(c)         2.26%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $1,000         $1,013.66       $11.35(c)         2.26%
--------------------------------------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $1,000         $1,056.80       $11.59(c)         2.26%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $1,000         $1,013.66       $11.35(c)         2.26%
--------------------------------------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $1,000         $1,062.80       $ 6.07(c)         1.18%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $1,000         $1,019.05       $ 5.94(c)         1.18%
--------------------------------------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                       $1,000         $1,061.30       $ 6.53(c)         1.27%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)        $1,000         $1,018.60       $ 6.39(c)         1.27%
--------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: +6.01% for Class A, +5.67% for Class B, +5.68% for Class C, +6.28% for Class I and +6.13% for Class Y.

(c) Effective as of March 11, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A; 2.17% for Class B; 2.17% for Class C; 1.05% for Class I; and 1.23% for Class Y of the Fund's average daily net assets. If this change had been in place for the entire six-month period ended May 31, 2006, the actual expenses paid would have been $7.19 or Class A, $11.13 for Class B, $11.13 for Class C, $5.40 for Class I and $6.32 for Class Y; the hypothetical expenses paid would have been $7.04 for Class A, $10.90 for Class B, $10.90 for Class C, $5.40 for Class I and $5.29 for Class Y.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 41
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                            POSITION HELD WITH
ADDRESS,                         FUND AND LENGTH OF      PRINCIPAL OCCUPATION             OTHER
AGE                              SERVICE                 DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                   Board member since      Chief Justice,
901 S. Marquette Ave.            2006                    Minnesota Supreme
Minneapolis, MN 55402                                    Court, 1998-2005
Age 52

-----------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                  Board member since      Chair, Board Services
901 S. Marquette Ave.            1999                    Corporation (provides
Minneapolis, MN 55402                                    administrative
Age 71                                                   services to boards);
                                                         former Governor of
                                                         Minnesota

-----------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                Board member since      Trustee Professor of
901 S. Marquette Ave.            2004                    Economics and
Minneapolis, MN 55402                                    Management, Bentley
Age 55                                                   College; former Dean,
                                                         McCallum Graduate
                                                         School of Business,
                                                         Bentley College

-----------------------------------------------------------------------------------------------------------------------
Anne P. Jones                    Board member since      Attorney and
901 S. Marquette Ave.            1985                    Consultant
Minneapolis, MN 55402
Age 71

-----------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                  Board member since      Former Managing                  American Progressive
901 S. Marquette Ave.            2005                    Director, Shikiar                Insurance
Minneapolis, MN 55402                                    Asset Management
Age 70

-----------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.            Board member since      President Emeritus               Valmont Industries,
901 S. Marquette Ave.            2002                    and Professor of                 Inc. (manufactures
Minneapolis, MN 55402                                    Economics, Carleton              irrigation systems)
Age 67                                                   College

-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION             OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member since      Director, Enterprise             Strategic
901 S. Marquette Ave.            2004                    Asset Management,                Distribution, Inc.
Minneapolis, MN 55402                                    Inc. (private real               (transportation,
Age 53                                                   estate and asset                 distribution and
                                                         management company)              logistics consultants)

-----------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                   Board member since      President and Chief
901 S. Marquette Ave.            2006                    Executive Officer,
Minneapolis, MN 55402                                    SBLI USA Mutual Life
Age 52                                                   Insurance Company,
                                                         Inc. since 1999

-----------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                  Board member            Former three-term
1201 Sunshine Ave.               since 1997              United States Senator
Cody, WY 82414                                           for Wyoming
Age 74

-----------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby             Board member since      Chief Executive                  Hybridon, Inc.
901 S. Marquette Ave.            2002                    Officer, RiboNovix,              (biotechnology);
Minneapolis, MN 55402                                    Inc. since 2003                  American Healthways,
Age 62                                                   (biotechnology);                 Inc. (health
                                                         former President,                management programs)
                                                         Forester Biotech

-----------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                            POSITION HELD WITH      PRINCIPAL OCCUPATION
ADDRESS,                         FUND AND LENGTH OF      DURING PAST FIVE                 OTHER
AGE                              SERVICE                 YEARS                            DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
William F. Truscott              Board member since      President - U.S.
53600 Ameriprise Financial       2001, Vice              Asset Management and
Center Minneapolis,              President since         Chief Investment
MN 55474 Age 45                  2002                    Officer, Ameriprise
                                                         Financial, Inc. and
                                                         President, Chairman
                                                         of the Board and
                                                         Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC
                                                         since 2005; Senior
                                                         Vice President -
                                                         Chief Investment
                                                         Officer, Ameriprise
                                                         Financial, Inc. and
                                                         Chairman of the
                                                         Board and Chief
                                                         Investment Officer,
                                                         RiverSource
                                                         Investments, LLC,
                                                         2001-2005

-----------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 43
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

-----------------------------------------------------------------------------------------------------------------------
NAME,                            POSITION HELD WITH
ADDRESS,                         FUND AND LENGTH OF      PRINCIPAL OCCUPATION
AGE                              SERVICE                 DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                   Treasurer since 2002    Vice President - Investment Accounting,
105 Ameriprise Financial                                 Ameriprise Financial, Inc., since 2002;
Center Minneapolis, MN 55474                             Vice President - Finance, American
Age 51                                                   Express Company, 2000-2002

-----------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley               Vice President since    Executive Vice President - Equity and
172 Ameriprise Financial         2004                    Fixed Income, Ameriprise Financial, Inc.
Center Minneapolis, MN 55474                             and RiverSource Investments, LLC since
Age 42                                                   2006; Senior Vice President - Fixed
                                                         Income, Ameriprise Financial, Inc.,
                                                         2002-2006 and RiverSource Investments,
                                                         LLC, 2004-2006; Managing Director,
                                                         Zurich Global Assets, 2001-2002

-----------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                   President since 2002    Senior Vice President - Mutual Funds,
596 Ameriprise Financial                                 Ameriprise Financial, Inc., since 2002
Center Minneapolis, MN 55474                             and Senior Vice President, RiverSource
Age 52                                                   Investments, LLC since 2004; Vice
                                                         President and Managing Director -
                                                         American Express Funds, Ameriprise
                                                         Financial, Inc., 2000-2002

-----------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                    Vice President,         President of Board Services Corporation
901 S. Marquette Ave.            General Counsel, and
Minneapolis, MN 55402            Secretary since 1978
Age 67

-----------------------------------------------------------------------------------------------------------------------
Edward S. Dryden                 Acting Chief            Vice President - Asset Management
1875 Ameriprise Financial        Compliance Officer      Compliance, RiverSource Investments, LLC
Center Minneapolis, MN 55474     since 2006              since 2006; Chief Compliance Officer -
Age 40                                                   Mason Street Advisors, LLC, 2002-2006

-----------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                   Anti-Money Laundering   Compliance Director and Anti-Money
2934 Ameriprise Financial        Officer since 2004      Laundering Officer, Ameriprise
Center Minneapolis, MN 55474                             Financial, Inc. since 2004; Manager
Age 42                                                   Anti-Money Laundering, Ameriprise
                                                         Financial, Inc., 2003-2004; Compliance
                                                         Director and Bank Secrecy Act Officer,
                                                         American Express Centurion Bank,
                                                         2000-2003

-----------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
44 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, the Board determined to approve the continuation of the subadvisory agreements.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 45
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
46 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SMALL CAP EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                     AFFIRMATIVE                    WITHHOLD
--------------------------------------------------------------------------------
   Kathleen Blatz                   162,288,100.37                 3,906,678.38
--------------------------------------------------------------------------------
   Arne H. Carlson                  162,205,395.36                 3,989,383.39
--------------------------------------------------------------------------------
   Patricia M. Flynn                162,314,190.46                 3,880,588.29
--------------------------------------------------------------------------------
   Anne P. Jones                    162,326,748.98                 3,868,029.77
--------------------------------------------------------------------------------
   Jeffrey Laikind                  162,543,896.10                 3,650,882.65
--------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.            162,274,066.56                 3,920,712.19
--------------------------------------------------------------------------------
   Catherine James Paglia           162,659,759.12                 3,535,019.63
--------------------------------------------------------------------------------
   Vikki L. Pryor                   162,586,062.83                 3,608,715.92
--------------------------------------------------------------------------------
   Alan K. Simpson                  161,371,112.55                 4,823,666.20
--------------------------------------------------------------------------------
   Alison Taunton-Rigby             162,547,471.11                 3,647,307.64
--------------------------------------------------------------------------------
   William F. Truscott              162,262,139.11                 3,932,639.64
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

       AFFIRMATIVE          AGAINST            ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
     158,023,038.56      4,733,731.25       3,438,008.94           0.00
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 47
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

      AFFIRMATIVE          AGAINST            ABSTAIN         BROKER NON-VOTES
-------------------------------------------------------------------------------
    159,788,566.43       3,360,993.45       3,045,218.87           0.00
-------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

      AFFIRMATIVE          AGAINST            ABSTAIN         BROKER NON-VOTES
-------------------------------------------------------------------------------
    159,389,168.13       3,650,525.53       3,155,085.09           0.00
-------------------------------------------------------------------------------

LENDING

      AFFIRMATIVE          AGAINST            ABSTAIN         BROKER NON-VOTES
-------------------------------------------------------------------------------
    157,830,818.35       4,812,319.59       3,551,640.81           0.00
-------------------------------------------------------------------------------

BORROWING

      AFFIRMATIVE          AGAINST            ABSTAIN         BROKER NON-VOTES
-------------------------------------------------------------------------------
    158,626,153.65       4,467,886.57       3,100,738.53           0.00
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
48 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE (SM) SMALL CAP EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                         This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
RIVERSOURCE [LOGO] (SM)  Both companies are part of Ameriprise Financial, Inc.
      INVESTMENTS

                                                                 S-6237 J (7/06)

Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE
PERIOD ENDED MAY 31, 2006

> RIVERSOURCE SMALL CAP VALUE FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot..................................................................2

Performance Summary............................................................3

Questions & Answers  with Portfolio Management.................................4

The Fund's Long-term Performance..............................................12

Investments in Securities.....................................................14

Financial Statements..........................................................22

Notes to Financial Statements.................................................25

Report of Independent Registered  Public Accounting Firm......................38

Federal Income Tax Information................................................39

Fund Expenses Example.........................................................41

Board Members and Officers....................................................43

Approval of Investment Management  Services Agreement.........................46

Proxy Voting..................................................................48

Results of Meeting of Shareholders............................................49

      [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 1
--------------------------------------------------------------------------------

FUND SNAPSHOT

                                AT MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

PORTFOLIO MANAGERS          SINCE   YEARS IN INDUSTRY
James McClure, CFA          3/04           34
John Harloe, CFA            3/04           30

DONALD SMITH & CO., INC.

PORTFOLIO MANAGERS          SINCE   YEARS IN INDUSTRY
Donald Smith                3/04           37
Richard Greenberg, CFA      3/04           26

FRANKLIN PORTFOLIO ASSOCIATES LLC

PORTFOLIO MANAGERS          SINCE   YEARS IN INDUSTRY

John Cone, CFA              3/04           24
Michael Dunn, CFA           3/04           19
Oliver Buckley              3/04           18
Kristin Crawford            3/04           11
Langton Garvin, CFA         3/04           11
Patrick Slattery, CFA       7/06           11

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

PORTFOLIO MANAGERS          SINCE   YEARS IN INDUSTRY

Gary Lisenbee               4/06           33
Howard Gleicher, CFA        4/06           21
David Graham                4/06           38
Jeffrey Peck                4/06           11
Jay Cunningham, CFA         4/06           11

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term  capital appreciation.

Inception dates by class

A: 6/18/01       B: 6/18/01     C: 6/18/01  I: 3/4/04    Y: 6/18/01

Ticker symbols by class

A: ASVAX        B: ASBVX        C: APVCX        I: --       Y: --

Total net assets                                        $1.013 billion

Number of holdings                                                 470










--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                    LARGE
                    MEDIUM  SIZE
  X                 SMALL

--------------------------------------------------------------------------------
SECTOR COMPOSITION*
--------------------------------------------------------------------------------

Percentage of portfolio assets

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                      21.8%
Industrials                     21.3%
Consumer Discretionary          15.9%
Information Technology          13.2%
Short-Term Securities**          6.1%
Materials                        5.6%
Energy                           5.2%
Health Care                      4.3%
Utilities                        3.8%
Consumer Staples                 1.8%
Telecommunication Services       1.0%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 6.1%, 1.7% is due to security lending activity and 4.4% is the Fund's cash equivalent position.
--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Percentage of portfolio assets

iShares Russell 2000 Value Index Fund

(Diversified Financial Services)                                           3.6%
--------------------------------------------------------------------------------
Dillard's Cl A (Multiline Retail)                                          1.6
--------------------------------------------------------------------------------
Royal Group Technologies (Building Products)                               1.5
--------------------------------------------------------------------------------
3Com (Communications Equipment)                                            1.2
--------------------------------------------------------------------------------
Genesis HealthCare
(Health Care Providers & Services)                                         1.2
--------------------------------------------------------------------------------
Terex (Machinery)                                                          1.2
--------------------------------------------------------------------------------
Harsco (Machinery)                                                         1.2
--------------------------------------------------------------------------------
Reliant Energy (Electric Utilities)                                        1.2
--------------------------------------------------------------------------------
Knight Capital Group Cl A (Capital Markets)                                1.1
--------------------------------------------------------------------------------
MI Developments Cl A
(Real Estate Management & Development)                                     1.1
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
For the year ended May 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+17.63%   RiverSource Small Cap Value Fund Class A (excluding sales charge)

+18.22%   Russell 2000(R) Value Index (unmanaged)

+18.77%   Lipper Small-Cap Value Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                       CLASS A               CLASS B               CLASS C        CLASS I     CLASS Y
(INCEPTION DATES)     (6/18/01)             (6/18/01)              (6/18/01)     (3/4/04)    (6/18/01)
                                                   AFTER                 AFTER
                  NAV(1)    POP(2)      NAV(1)    CDSC(3)     NAV(1)    CDSC(4)   NAV(5)      NAV(5)
AT MAY 31, 2006
------------------------------------------------------------------------------------------------------
1 year           +17.63%    +10.86%     +17.49%   +12.49%     +17.46%   +16.46%   +17.76%    +17.52%
------------------------------------------------------------------------------------------------------
3 years          +20.16%    +17.82%     +19.73%   +18.80%     +19.68%   +19.68%     N/A      +20.19%
------------------------------------------------------------------------------------------------------
Since inception  +12.59%    +11.25%     +12.03%   +11.77%     +12.09%   +12.09%   +11.69%    +12.69%
------------------------------------------------------------------------------------------------------

AT JUNE 30, 2006

------------------------------------------------------------------------------------------------------
1 year           +15.38%    +8.75%      +15.19%   +10.28%     +15.34%   +14.35%   +15.69%    +15.45%
------------------------------------------------------------------------------------------------------
3 years          +19.51%    +17.17%     +19.15%   +18.21%     +19.18%   +19.18%     N/A      +19.67%
------------------------------------------------------------------------------------------------------
5 years          +11.54%    +10.23%     +11.00%   +10.74%     +11.06%   +11.06%     N/A      +11.68%
------------------------------------------------------------------------------------------------------
Since inception  +12.57%    +11.26%     +12.03%   +11.90%     +12.09%   +12.09%   +11.75%    +12.71%
------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND  ---  2006 ANNUAL REPORT  ---  3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                     WITH PORTFOLIO MANAGEMENT

RiverSource Small Cap Value Fund's Class A shares rose 17.63%, excluding sales charge, for the 12 months ended May 31, 2006. The Fund underperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which increased 18.22%. The Fund also lagged its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 18.77% for the period.

RiverSource Small Cap Value Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small-company value stocks. The goal is to provide long-term capital appreciation. On April 24, 2006, Metropolitan West Capital Management, LLC (Metropolitan West) replaced both Goldman Sachs Asset Management, L.P. (Goldman Sachs) and Royce & Associates, LLC (Royce) as subadviser to the Fund. As of May 31, 2006, Barrow Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 20%, Donald Smith & Co., Inc. (Donald Smith) managed approximately 19%, Franklin Portfolio Associates LLC (Franklin Portfolio) managed approximately 20%, and Metropolitan West managed approximately 41% of the Fund's assets.

Q: What factors affected performance for your portion of the Fund during the annual period?

      BARROW HANLEY: Stock selection and our portion of the Fund's significant allocation to the industrials sector contributed positively to performance. Positive holdings in the sector included Terex, Flowserve, Insituform Technologies and Kirby. In addition, within the information technology sector, Plexus was a strong performer for the period. Following a relocation of much of its capacity to low cost geographic areas, Plexus' fundamentals rebounded strongly. Depressed valuation and earnings, always a hallmark of our methodology, have reversed for the company to become the source of powerful momentum.

      Detracting from performance was our stock selection and positioning in the consumer discretionary sector. Pressures from higher energy as well as other costs have been raising the cost to produce goods faster than prices have been raised to the end consumer. As a result, this has taken a toll on consumer-driven

--------------------------------------------------------------------------------
                   4 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      companies. American Italian Pasta was our portion of the Fund's most disappointing position during the period, largely due to unexplained market share losses. The position has been eliminated.

      DONALD SMITH: Our portion of the Fund was unable to keep up with the strong appreciation in the first calendar quarter of 2006 of the Fund's benchmark and peer group. Our positioning in energy, in particular, detracted from performance relative to the Russell Index. Stocks impacted by the hurricanes, such as the reinsurers, also did poorly. Other detractors included two companies hurt by higher energy prices -- Royal Group Technologies and Sea Containers. Other laggards were Reliant Energy, USEC and Visteon.

      Positive contributors included the lodging industry, which performed well, and the portfolio also benefited from the takeover of La Quinta hotel chain. Airline stocks Alaska Air Group, America West and Air France-KLM all rose strongly, despite the increase in oil prices. In particular, this group saw good pricing and traffic trends. Finally, metal stocks such as AK Steel and Stillwater Mining rebounded along with commodity prices.

      FRANKLIN PORTFOLIO: Dissecting the year into two parts revealed that the first six months resulted in positive gains vs. the Russell Index while the past six months have disappointingly seen a give-back of all of that plus an additional small margin. In fact, the two halves were almost mirror images in terms of performance relative to the Russell Index.

      Stock selection, as usual, was the largest contributor and in this case was negative. Chiquita Brands Intl detracted from performance during the period while Reliance Steel & Aluminum contributed on the positive side.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND  ---  2006 ANNUAL REPORT  ---  5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      METROPOLITAN WEST: The most significant factor affecting our performance during our short, initial portfolio management period has been transitioning the portfolio from the prior investment managers to our investment strategy. In assuming the management of these assets, we inherited a mix of both cash and legacy securities from the prior managers. We have used a significant portion of the cash to build our expected allocation to the Fund in accord with our small-cap intrinsic value strategy. We have used the remaining cash and securities to minimize transaction costs to the Fund and purchase IShares (an exchanged traded fund) to mimic the small-cap market and provide liquidity. At May 31, 2006, our portion of the Fund's portfolio was a combination of our strategy's stocks, the legacy stocks of the former subadvisers and IShares. These legacy securities and our purchases of IShares have negatively affected our performance during this period.

      Finally, security selection in the energy, industrials and utilities sectors positively contributed to performance during the period. However, security selection in the consumer discretionary sector detracted from performance during this period.

      GOLDMAN SACHS: The Fund's energy positions helped performance as this sector benefited from strong industry fundamentals. The strongest performers in the portfolio included Whiting Petroleum and Range Resources. Both companies are examples of what we look for in energy companies: long-lived reserves, low costs and management teams with return on investment discipline. In addition, the Fund's holding in Tessera Technologies, a maker of semiconductor packaging technology, benefited after the company announced the approval of new patent relationships. Finally, within the financials sector, Accredited Home Lenders emerged as a top performer.

--------------------------------------------------------------------------------
                   6 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      Fund holdings in the industrials and consumer discretionary sectors experienced a challenging period due to stock specific events. Specifically GrafTech Intl, Caraustar Inds, Ditech Communications and Lionbridge Technologies detracted from performance. GrafTech Intl, a maker of graphite electrodes for steel mini-mills, lowered near-term expectations, but reported improved revenues across its business lines. Caraustar Inds declined following its strong performance at the end of 2005. Ditech Communications, a telecommunications equipment supplier, was unable to meet the market's high revenue expectation and is dealing with the consolidation of its end markets. Shares of Lionbridge Technologies, which provides multilingual services to technology companies, declined after it delayed a series of product releases.

      ROYCE: Our portion of the Fund benefited from positive returns of holdings in natural resources, technology and industrials. Within natural resources, energy services had the largest positive impact. Holdings in precious metals also positively impacted our portion of the Fund. TEXTRA Technologies and Agnico-Eagle Mines were the best performing companies within these areas. Components and systems, and telecommunications were the best performing industries within technology, with companies Tektronix and Foundry Networks leading the way. Within the industrials sector, machinery and metal fabrication and distribution were the top performing industries, and Lincoln Electric Holdings and IPSCO were the best performers, accordingly. Performance of the Royce managed portion of the Fund was also impacted by a large amount of cash held during the last 40 days of our management period ended April 21, 2006.


Q:    What changes did you make to your portion of the Fund and why?

      BARROW HANLEY: Given our methodology, changes to the portfolio significantly depend on finding companies with the potential for high fundamental improvement and are therefore evolutionary in nature. During the annual period the following stocks were eliminated from our portion of the Fund: Advance Auto Part, Brookstone,


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      Chesapeake Energy, Continental Airlines, Cost Plus, Linens'n Things, Murphy Oil and Tidewater. New to the portfolio are 21st Century Insurance Group, a personal auto insurance provider; Champion Enterprises, a maker of factory-built homes; Diebold, specializing in self-service transaction systems and Mercury Computer Systems, a manufacturer of embedded computer systems and software for the defense industry.

      DONALD SMITH: As is typical of our deep value strategy, we sold a number of names that have performed well and purchased stocks with more depressed valuations. We eliminated positions in America West, FBL Financial, La Quinta (acquired), SEACOR, Sierra Pacific Resources, Sycamore Networks, Tech Data and TriQuint Semiconductor. Many of our purchases were in the technology sector where we were able to find stocks that had declined from their highs to prices close to book value. Included in this category were 3Com and UTStarcom.

      FRANKLIN PORTFOLIO: In spite of these short-term disappointments there have been no major structural changes with regard to our approach within small-cap value. We remain fully invested as we always do, maintaining a very diversified portfolio with limited active exposures to industry risk and an emphasis on stock selection.

      METROPOLITAN WEST: As mentioned, we have transitioned a significant portion of the portfolio to our small-cap intrinsic value strategy, seeking out high quality companies with sustainable business models that are producing strong free cash flow. Of these companies, we identify those selling at typically more than a 40% discount to our assessment of intrinsic value with sustainable catalysts to close the value gap in approximately three years.

--------------------------------------------------------------------------------
8 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      In addition, while we are holding some of the legacy securities with minimal liquidity from the Fund's previous subadvisers to minimize transaction costs, we have transitioned some of these securities into IShares to provide greater liquidity.

      GOLDMAN SACHS: We believe maintaining a disciplined approach to valuation is a key component to successful value investing. We carefully monitor stock prices relative to the prospects of our holdings. A key component in the sell decision is an increased risk profile related to factors such as competitive environment, management changes or an increase in acquisition activity. We sold positions in JAKKS Pacific and Too for a combination of these reasons. We also eliminated Patina Oil & Gas, which was recently acquired by Noble Energy, and Monaco Coach as both investments achieved our valuation targets.

      New positions during the period included Central Pacific Financial, a Hawaiian bank, and Aspen Insurance Holdings, a Bermuda-based reinsurer. We believe that Central Pacific Financial should be able to achieve cost savings after its recent acquisition of an industry peer and could also benefit from an upturn in the Hawaiian economy. We initiated a position in Aspen Insurance Holdings as we believe the company sells at an attractive valuation and is led by a proven management team.

      ROYCE: Changes in the portfolio during the performance period were generally minimal. We took profits in the natural resources area as oil and energy prices rose. Our exposure to financial intermediaries decreased as we both pared and sold many of our insurance holdings. The portfolio's exposure to the technology and industrials sectors increased, primarily due to opportunities that we found in the latter half of 2005.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 9
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

Q:    How do you intend to manage your portion of the Fund going forward?

      BARROW HANLEY: Almost regardless of the economic or stock market outlook, we go about our business of managing the portfolio the same way - stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences (see Investment Term below). The portfolio should always be composed of stocks that are selling at significant discounts to their fundamental long-term value. Our typical holding period approximates four years.

      --------------------------------------------------------------------------
      INVESTMENT TERM:

      BOTTOM-UP INVESTING: An investment approach that de-emphasizes economic and market cycles and instead focuses on the analysis of individual stocks. Attention is directed to a specific company rather than on the industry in which that company operates or on the economy as a whole.
      --------------------------------------------------------------------------

      The current portfolio reflects the cumulative total of these individual opportunities during the last three or four years and, as such, is heavily weighted by beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and of market values that reflect their prospects.

      The current, past and future construction of the portfolio should remain grounded in the discovery and exploitation of individual stock values more or less independent of sector or industry conditions. Those conditions may, as they have in the case of our industrials stocks, add to our performance (or subtract from it) over time. The primary value added should continue to come from securities analysis one stock at a time.

--------------------------------------------------------------------------------
10 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      DONALD SMITH: Our lack of a position in energy stocks has hurt performance. We continue to have minimal energy exposure and a large exposure to industries directly or indirectly impacted by higher energy prices. Our belief is that an oil-sensitive airline, for example, will either be a beneficiary of lower oil prices or will eventually adjust its pricing for the current high oil price environment. We continue to add to positions in technology companies that have solid balance sheets, sell at approximately their book value and have declined substantially (more than 80 percent) from their five-year highs.

      FRANKLIN PORTFOLIO: We continue to emphasize stocks with the characteristics that we have identified as leading to long-term outperformance in the small-cap value universe. We look for stocks that have inexpensive valuations relative to their peers and their own history and also have identifiable business or market momentum so that their potential is realized. We perform this analysis within industries and sectors, and are careful to maintain sector and industry weights within the portfolio similar to those in the benchmark. When stocks within the portfolio no longer have the desired characteristics, we replace them with stocks that meet our criteria.

      METROPOLITAN WEST: Our goal is to be managing our total portion of the Fund with our small-cap intrinsic value strategy, as quickly as possible. However, we need to be cognizant of the best method to accomplish this. We have done so by minimizing stock turnover of positions that will be liquidated in a short time frame and by tracking the performance of the small-cap market when necessary. We anticipate this transition being completed within the next three to six months.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 11
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Value Fund Class A shares (from 7/1/01 to 5/31/06)* as compared to the performance of two widely cited performance indices, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  CLASS A
                        --------------------------------------------------------
                                        Short-term        Long-term
Fiscal year ended       Income         capital gains    capital gains     TOTAL
--------------------------------------------------------------------------------
May 31, 2006              $--               $0.16            $0.88        $1.04
--------------------------------------------------------------------------------
May 31, 2005               --                0.16             0.67         0.83
--------------------------------------------------------------------------------
May 31, 2004               --                  --               --           --
--------------------------------------------------------------------------------
May 31, 2003               --                0.03               --         0.03
--------------------------------------------------------------------------------
May 31, 2002(1)            --                  --               --           --
--------------------------------------------------------------------------------

(1) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

--------------------------------------------------------------------------------
12 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       RiverSource Small Cap
                        Value Fund Class A                Russell 2000          Lipper Small-Cap
                      (includes sales charge)            Value Index(1)       Value Funds Index(2)
7/1/01                        $9,425                        $10,000                 $10,000
5/31/02                      $11,159                        $11,095                 $10,937
5/31/03                       $9,770                        $10,263                 $10,144
5/31/04                      $12,833                        $13,425                 $13,666
5/31/05                      $14,411                        $15,453                 $15,670
5/31/06                      $16,952                        $18,269                 $18,611

--------------------------------------------------------------------------------

COMPARATIVE RESULTS
Results at May 31, 2006

                                                                                         SINCE
                                                                1 YEAR       3 YEARS   INCEPTION(3)
RIVERSOURCE SMALL CAP VALUE FUND (INCLUDES SALES CHARGE)
----------------------------------------------------------------------------------------------------
Class A    Cumulative value of $10,000                         $11,086       $16,355      $16,952
----------------------------------------------------------------------------------------------------
           Average annual total return                         +10.86%       +17.82%      +11.25%
----------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
----------------------------------------------------------------------------------------------------
           Cumulative value of $10,000                         $11,822       $17,804      $18,269
----------------------------------------------------------------------------------------------------
           Average annual total return                         +18.22%       +21.20%      +13.04%
----------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
----------------------------------------------------------------------------------------------------
           Cumulative value of $10,000                         $11,877       $18,347      $18,611
----------------------------------------------------------------------------------------------------
           Average annual total return                         +18.77%       +22.42%      +13.47%
----------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from June 18, 2001. Russell 2000 Value Index and Lipper peer group data is from July 1, 2001.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 13
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Small Cap Value Fund

MAY 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (95.6%)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
AEROSPACE & DEFENSE (1.4%)
AAR                                                   78,400(b)      $ 1,887,872
Aviall                                                 7,102(b)          334,859
Ceradyne                                              34,500(b)        1,506,615
DRS Technologies                                       7,100             378,146
Ducommun                                               4,693(b)           91,138
EDO                                                   33,296             871,356
Herley Inds                                          118,000(b)        2,232,560
Mercury Computer Systems                             190,500(b)        3,128,011
MTC Technologies                                      80,171(b)        2,222,340
Orbital Sciences                                      75,600(b)        1,133,244
                                                                     -----------
Total                                                                 13,786,141
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
EGL                                                    5,400(b)          243,378
Forward Air                                           17,764             664,729
                                                                     -----------
Total                                                                    908,107
--------------------------------------------------------------------------------

AIRLINES (2.3%)
Air France-KLM ADR                                   286,770(c)        6,165,555
AirTran Holdings                                      63,672(b)          783,166
Alaska Air Group                                     217,000(b)        8,406,580
AMR                                                  141,000(b)        3,477,060
Mesa Air Group                                       419,000(b)        4,014,020
                                                                     -----------
Total                                                                 22,846,381
--------------------------------------------------------------------------------

AUTO COMPONENTS (2.9%)
Aftermarket Technology                               169,500(b)        4,115,460
BorgWarner                                            43,000           2,828,540
Lear                                                 431,900(d)       10,236,030
Superior Inds Intl                                   337,100           6,199,269
Tenneco                                               74,230(b)        1,769,643
Visteon                                              569,000(b)        4,221,980
                                                                     -----------
Total                                                                 29,370,922
--------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Thor Inds                                             57,900           2,783,832
Winnebago Inds                                        66,000(d)        1,873,080
                                                                     -----------
Total                                                                  4,656,912
--------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Albany Molecular Research                             87,600(b)          903,156
BioMarin Pharmaceutical                              130,100(b)        1,689,999
                                                                     -----------
Total                                                                  2,593,155
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
BUILDING PRODUCTS (1.9%)
Goodman Global                                        28,446(b)      $   482,160
Lennox Intl                                           41,800           1,190,046
Royal Group Technologies                           1,812,100(b,c)     15,946,480
Universal Forest Products                             21,700           1,426,341
                                                                     -----------
Total                                                                 19,045,027
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Affiliated Managers Group                             10,007(b)          902,631
Knight Capital Group Cl A                            759,612(b)       11,713,217
LaBranche & Co                                       157,200(b,d)      2,034,168
Piper Jaffray Companies                               13,600(b)          860,744
                                                                     -----------
Total                                                                 15,510,760
--------------------------------------------------------------------------------

CHEMICALS (2.4%)
Albemarle                                             48,779           2,341,392
American Vanguard                                      9,924             187,861
HB Fuller                                             14,000             675,500
Landec                                               271,555(b)        2,332,657
Minerals Technologies                                 39,851           2,324,907
Olin                                                  13,000             230,230
Penford                                                2,685              36,972
Pioneer Companies                                     58,700(b)        1,630,099
PolyOne                                              821,400(b)        7,762,231
RPM Intl                                             174,000           3,241,621
Schulman A                                            21,200             511,980
Sensient Technologies                                 71,500           1,442,870
Spartech                                              38,700             888,552
WR Grace & Co                                         41,400(b)          587,880
                                                                     -----------
Total                                                                 24,194,752
--------------------------------------------------------------------------------

COMMERCIAL BANKS (5.5%)
Alabama Natl BanCorporation                           25,613           1,729,390
Alliance Bankshares                                    1,800(b)           33,840
Bancorp                                               75,208(b)        1,726,776
Bank of Hawaii                                        91,500           4,641,795
Boston Private Financial Holdings                     98,000           2,940,000
Capitol Bancorp                                       13,300             544,768
Cardinal Financial                                    27,300             331,968
Cathay General Bancorp                                70,136           2,517,181
Central Pacific Financial                             57,456           2,066,692
Citizens Banking                                     118,935           3,168,428
City Holding                                          26,400             954,624
Columbia Banking System                               20,100             675,360

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
COMMERCIAL BANKS (CONT.)
Community Bank System                                 14,800         $   286,972
Cullen/Frost Bankers                                  92,600           5,250,420
First BanCorp Puerto Rico                            101,600(c)        1,080,008
First Citizens BancShares Cl A                         2,300             434,263
First Community Bancorp                               26,500           1,538,590
First Republic Bank                                  125,900           5,290,318
Greater Bay Bancorp                                   65,100           1,940,631
Hanmi Financial                                       27,200             521,424
IBERIABANK                                            42,290           2,575,038
Independent Bank                                      15,120             407,484
Irwin Financial                                       32,571             670,963
Mercantile Bank                                       12,445             500,289
Millennium Bankshares                                 17,636             158,724
Natl Penn Bancshares                                  26,175             498,372
Pacific Capital Bancorp                               36,900           1,268,622
Prosperity Bancshares                                112,507           3,632,851
Republic Bancorp                                     165,097           1,794,604
Southcoast Financial                                   6,293(b)          137,810
Sterling Bancorp                                      19,155             353,410
Sterling Bancshares                                   52,300             893,807
Superior Bancorp                                     178,840(b,d)      2,051,295
Susquehanna Bancshares                                47,900           1,094,036
Texas Regional Bancshares Cl A                        12,980             410,038
Umpqua Holdings                                       25,200             663,768
United Community Banks                                17,000             506,090
                                                                     -----------
Total                                                                 55,290,649
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.9%)
Brady Cl A                                           175,600           6,990,636
CBIZ                                                  81,800(b)          674,850
Central Parking                                      209,240           2,994,224
Corinthian Colleges                                  204,000(b)        2,817,240
Ennis                                                 51,000             995,520
FTI Consulting                                        11,200(b)          295,568
IKON Office Solutions                                 77,900           1,006,468
John H Harland                                        21,000             899,430
Kforce                                                19,900(b)          304,072
LECG                                                  22,953(b)          401,678
PICO Holdings                                         10,200(b)          346,800
Providence Service                                    24,648(b)          768,771
Resources Connection                                  14,484(b)          369,342
Schawk                                               132,000           2,497,440
School Specialty                                      23,934(b)          862,581
Spherion                                             175,000(b)        1,463,000
TeleTech Holdings                                     94,100(b)        1,132,964
Waste Connections                                     43,115(b)        1,657,772
West                                                  58,237(b)        2,825,659
                                                                     -----------
Total                                                                 29,304,015
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
COMMUNICATIONS EQUIPMENT (2.1%)
3Com                                               2,854,000(b)      $12,871,540
Anaren                                                47,500(b)          933,850
Andrew                                                56,144(b)          568,177
Audiovox Cl A                                         62,200(b)          758,840
CommScope                                             81,000(b)        2,367,630
Ditech Networks                                       62,425(b)          564,322
Oplink Communications                                 17,400(b)          328,686
UTStarcom                                            505,936(b)        3,227,872
                                                                     -----------
Total                                                                 21,620,917
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
Advanced Digital Information                          21,000(b)          249,270
Diebold                                              172,000           7,311,719
Emulex                                                26,366(b)          467,206
Imation                                               43,200           1,662,336
Intergraph                                            56,562(b)        2,010,779
Komag                                                 47,600(b)        1,976,828
Mobility Electronics                                  60,019(b)          429,136
Palm                                                  14,200(b)          234,016
                                                                     -----------
Total                                                                 14,341,290
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
Comfort Systems USA                                   89,385           1,162,005
Infrasource Services                                  41,635(b)          766,084
Insituform Technologies Cl A                         263,800(b)        6,753,280
Modtech Holdings                                      56,130(b)          527,061
                                                                     -----------
Total                                                                  9,208,430
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
Advanta Cl B                                          26,700             977,220
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Caraustar Inds                                        59,000(b)          519,790
Myers Inds                                            37,400             594,660
                                                                     -----------
Total                                                                  1,114,450
--------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Building Material Holding                             40,600           1,157,912
Handleman                                             52,900             450,708
Prestige Brands Holdings                              79,847(b)          860,751
                                                                     -----------
Total                                                                  2,469,371
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.9%)
Financial Federal                                     71,316           1,994,709
iShares Russell 2000 Value Index Fund                 524,000(d)      37,576,040
                                                                     -----------
Total                                                                 39,570,749
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Alaska Communications Systems Group                   55,736         $   692,241
Broadwing                                            130,300(b)        1,485,420
CT Communications                                     50,400             818,496
General Communication Cl A                           294,235(b)        3,848,594
Golden Telecom                                        25,200(c)          634,284
Talk America Holdings                                 53,900(b)          420,420
                                                                     -----------
Total                                                                  7,899,455
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.6%)
CH Energy Group                                       22,400           1,031,520
Cleco                                                132,140           2,934,829
El Paso Electric                                     129,339(b)        2,493,656
ITC Holdings                                         104,850           2,716,664
Otter Tail                                            37,700             983,593
Reliant Energy                                     1,040,000(b)       12,116,000
Sierra Pacific Resources                             254,844(b)        3,529,589
Unisource Energy                                      28,000             848,400
                                                                     -----------
Total                                                                 26,654,251
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
AMETEK                                                57,000           2,600,910
Baldor Electric                                       31,468             936,802
Encore Wire                                           52,600(b)        2,008,794
Franklin Electric                                     20,413           1,067,804
GrafTech Intl                                         96,400(b)          594,788
Regal-Beloit                                         174,500           8,363,785
Roper Inds                                            68,000           3,185,120
Thomas & Betts                                        32,700(b)        1,880,250
                                                                     -----------
Total                                                                 20,638,253
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
Aeroflex                                             119,397(b)        1,398,139
Agilysys                                              62,100           1,024,650
Bell Microproducts                                    11,027(b)           66,603
Benchmark Electronics                                142,000(b)        3,437,820
Checkpoint Systems                                    30,367(b)          685,991
Coherent                                              72,000(b)        2,370,960
CTS                                                   35,900             487,522
CyberOptics                                            2,384(b)           32,565
Littelfuse                                           208,800(b)        7,314,264
LoJack                                               150,000(b)        2,647,500
Methode Electronics                                  227,800           2,173,212
MTS Systems                                           14,029             585,711
Multi-Fineline Electronix                              9,300(b,d)        309,411
Newport                                               17,400(b)          285,360
Plexus                                               231,500(b)        9,104,895
ScanSource                                            13,807(b)          812,956

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
TTM Technologies                                      13,700(b)      $   200,157
Vishay Intertechnology                               528,800(b)        8,593,000
                                                                     -----------
Total                                                                 41,530,716
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.0%)
GulfMark Offshore                                     23,900(b)          601,324
Hydril                                                11,009(b)          824,464
Maverick Tube                                         44,500(b)        2,144,900
Oceaneering Intl                                      83,000(b)        6,225,000
Oil States Intl                                       97,935(b)        3,402,262
SEACOR Holdings                                       17,000(b)        1,385,500
Veritas DGC                                           83,000(b)        3,920,090
W-H Energy Services                                   24,945(b)        1,405,401
                                                                     -----------
Total                                                                 19,908,941
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Great Atlantic & Pacific Tea                          29,200             735,840
Performance Food Group                                92,000(b)        2,998,280
                                                                     -----------
Total                                                                  3,734,120
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Chiquita Brands Intl                                  62,600             895,806
Corn Products Intl                                    26,691             712,116
Delta & Pine Land                                     98,940           2,801,981
Fresh Del Monte Produce                              102,000(c,d)      1,783,980
J & J Snack Foods                                     94,653           3,062,024
Lance                                                  9,933             236,604
Sanderson Farms                                        4,558             139,566
Tootsie Roll Inds                                     52,900           1,604,457
                                                                     -----------
Total                                                                 11,236,534
--------------------------------------------------------------------------------

GAS UTILITIES (0.9%)
Cascade Natural Gas                                    5,462             114,702
Laclede Group                                         39,400           1,325,810
New Jersey Resources                                 110,600           4,968,152
Northwest Natural Gas                                 46,074           1,607,061
Piedmont Natural Gas                                   2,828              68,749
South Jersey Inds                                     21,408             575,019
Southwest Gas                                         28,317             824,308
                                                                     -----------
Total                                                                  9,483,801
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Advanced Medical Optics                              132,000(b)        5,982,239
Analogic                                              15,100             862,663
Cardiac Science                                        9,000(b)           79,110
Cooper Companies                                      61,000           2,888,350
Greatbatch                                            45,019(b)        1,021,481
Laserscope                                            10,349(b)          219,399

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Matthews Intl Cl A                                     9,042         $   314,300
Molecular Devices                                     62,900(b)        1,807,746
Symmetry Medical                                      60,577(b)        1,128,550
ZOLL Medical                                          76,130(b)        2,254,971
                                                                     -----------
Total                                                                 16,558,809
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Amedisys                                              31,384(b)        1,121,978
AMN Healthcare Services                              114,000(b)        2,243,520
Genesis HealthCare                                   271,100(b)       12,760,677
Magellan Health Services                              22,700(b)          918,215
Option Care                                          201,155(d)        2,267,017
PSS World Medical                                     43,583(b)          774,034
Radiologix                                            49,000(b)          117,110
RehabCare Group                                       88,000(b)        1,484,560
                                                                     -----------
Total                                                                 21,687,111
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Aztar                                                 30,877(b)        1,601,281
Bluegreen                                             36,200(b)          435,848
Bob Evans Farms                                       35,900           1,001,251
California Pizza Kitchen                              33,930(b)          984,309
Isle of Capri Casinos                                 17,964(b)          507,663
Kerzner Intl                                          60,500(b,c)      4,797,045
Lodgian                                              556,348(b)        6,403,565
Marcus                                                13,400             235,974
O`Charley's                                           43,700(b)          727,605
Papa John's Intl                                      15,200(b)          478,192
Ruby Tuesday                                           8,276             230,156
Six Flags                                             34,300(b)          288,120
Speedway Motorsports                                   9,800             376,810
                                                                     -----------
Total                                                                 18,067,819
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Avatar Holdings                                       13,200(b)          743,820
Beazer Homes USA                                      13,954             694,212
Brookfield Homes                                      16,335(d)          581,526
Champion Enterprises                                 363,013(b)        4,319,855
Furniture Brands Intl                                 87,100           1,874,392
Helen of Troy                                        258,686(b,c)      4,964,184
Technical Olympic USA                                 73,650           1,330,119
WCI Communities                                       36,200(b,d)        767,078
                                                                     -----------
Total                                                                 15,275,186
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Tredegar                                             159,000           2,253,030
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
INSURANCE (4.0%)
21st Century Insurance Group                          86,600         $ 1,309,392
American Equity Investment Life Holding               64,153             837,197
American Natl Insurance                               27,300           3,168,165
American Physicians Capital                           45,600(b)        2,107,632
AmerUs Group                                          72,000           4,186,079
Aspen Insurance Holdings                              24,180(c)          523,981
Infinity Property & Casualty                          94,000           4,006,280
LandAmerica Financial Group                           30,800           2,061,136
Natl Atlantic Holdings Cl A                            5,400(b)           55,890
Navigators Group                                      18,987(b)          782,644
Ohio Casualty                                         80,700           2,410,509
Phoenix Companies                                     39,100             554,438
Presidential Life                                     31,600             790,316
ProAssurance                                          33,676(b)        1,589,844
ProCentury                                            18,520             237,241
Quanta Capital Holdings                            1,317,600(b,c)      3,188,592
Republic Companies Group                              14,816             223,722
RLI                                                   31,727           1,500,687
Safety Insurance Group                                 4,300             202,702
Selective Insurance Group                             72,000           3,924,000
StanCorp Financial Group                              73,534           3,589,930
State Auto Financial                                   8,500             276,250
Stewart Information Services                          72,000           2,736,720
                                                                     -----------
Total                                                                 40,263,347
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Insight Enterprises                                   93,089(b)        1,688,634
ValueVision Media Cl A                                14,400(b)          178,704
                                                                     -----------
Total                                                                  1,867,338
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
Internet Capital Group                               121,200(b)        1,044,744
United Online                                         83,500             995,320
Vignette                                             111,100(b)        1,514,293
                                                                     -----------
Total                                                                  3,554,357
--------------------------------------------------------------------------------

IT SERVICES (1.3%)
BearingPoint                                          69,668(b)          559,434
Ciber                                                104,600(b)          664,210
Gartner                                              333,000(b)        5,211,450
Kanbay Intl                                           46,723(b)          646,179
Lionbridge Technologies                              166,305(b)        1,097,613
MPS Group                                            132,000(b)        1,985,280
Perot Systems Cl A                                    28,200(b)          395,928
StarTek                                               28,400             428,272
Sykes Enterprises                                    133,600(b)        2,303,264
                                                                     -----------
Total                                                                 13,291,630
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (1.6%)
Arctic Cat                                            23,600         $   432,824
Brunswick                                            161,400           5,799,102
Head                                                 755,200(b,c)      2,741,376
JAKKS Pacific                                         76,900(b)        1,498,781
K2                                                   220,000(b)        2,426,600
LeapFrog Enterprises                                  34,363(b)          352,221
RC2                                                   76,300(b)        2,712,465
                                                                     -----------
Total                                                                 15,963,369
--------------------------------------------------------------------------------

MACHINERY (7.1%)
Actuant Cl A                                          15,884             937,633
AGCO                                                 180,000(b)        4,402,800
Albany Intl Cl A                                      25,300           1,010,988
Commercial Vehicle Group                              61,617(b)        1,265,613
EnPro Inds                                            27,700(b)          962,852
Flowserve                                            161,200(b)        8,572,616
FreightCar America                                    22,300           1,346,028
Gardner Denver                                        34,400(b)        2,595,824
Harsco                                               151,100          12,242,122
IDEX                                                 135,900           6,570,765
Kaydon                                               206,600           8,621,418
Lindsay Mfg                                           14,900             328,545
Lydall                                                14,063(b)          127,411
Mueller Inds                                          59,313           1,936,569
Nordson                                                7,700             359,205
RBC Bearings                                          38,165(b)          955,270
Tennant                                               26,984           1,339,756
Terex                                                137,889(b)       12,616,844
Titan Intl                                            16,800             323,064
Wabash Natl                                          229,055           3,848,124
Watts Water Technologies Cl A                         85,000           2,913,800
                                                                     -----------
Total                                                                 73,277,247
--------------------------------------------------------------------------------

MARINE (0.8%)
Kirby                                                107,600(b)        8,083,988
--------------------------------------------------------------------------------

MEDIA (1.9%)
ADVO                                                  27,860             743,026
Carmike Cinemas                                       80,000           1,690,400
Central European Media Enterprises Cl A               72,000(b,c)      4,281,120
Journal Register                                      90,725             907,250
Media General Cl A                                    17,800             669,814
Radio One Cl D                                       186,000(b)        1,363,380
RCN                                                   35,040(b)          920,501
Saga Communications                                   98,164(b)          990,475
Valassis Communications                              241,400(b)        6,998,186
World Wrestling Entertainment                         30,500             544,425
                                                                     -----------
Total                                                                 19,108,577
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
METALS & MINING (2.8%)
AK Steel Holding                                     822,800(b)      $11,066,660
AM Castle & Co                                        50,700           1,404,390
Century Aluminum                                     184,800(b)        7,696,920
Commercial Metals                                     14,200             349,462
Quanex                                                40,350           1,586,562
Reliance Steel & Aluminum                             26,300           2,120,043
Ryerson                                               10,900             284,490
Steel Dynamics                                        24,200           1,405,778
Stillwater Mining                                    187,900(b)        2,579,867
                                                                     -----------
Total                                                                 28,494,172
--------------------------------------------------------------------------------

MULTILINE RETAIL (2.7%)
Conn's                                                50,000(b,d)      1,446,000
Dillard's Cl A                                       589,600          16,048,912
Dollar General                                       405,600           6,611,280
Fred's                                               145,000           2,111,200
Tuesday Morning                                       41,357             664,607
                                                                     -----------
Total                                                                 26,881,999
--------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
Dynegy Cl A                                          625,000(b)        3,300,000
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.3%)
Callon Petroleum                                      74,700(b)        1,334,142
Chesapeake Energy                                    196,500           6,010,935
Cimarex Energy                                        60,586           2,457,368
Delta Petroleum                                       43,782(b)          753,050
Encore Acquisition                                   185,500(b)        4,926,880
Harvest Natural Resources                            128,400(b)        1,773,204
Holly                                                  5,100             425,493
Petroleum Development                                  8,082(b)          294,508
Quicksilver Resources                                 87,000(b)        3,051,090
St. Mary Land & Exploration                           23,200             906,888
Swift Energy                                          50,000(b)        2,008,000
Tsakos Energy Navigation                              70,000(c)        2,580,200
USEC                                                 383,500           4,625,010
Whiting Petroleum                                     67,601(b)        2,558,698
                                                                     -----------
Total                                                                 33,705,466
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Louisiana-Pacific                                     26,000             630,760
Neenah Paper                                         115,000           3,528,200
                                                                     -----------
Total                                                                  4,158,960
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Chattem                                                2,646(b)           92,822
Elizabeth Arden                                       26,381(b)          538,172
Playtex Products                                     198,305(b)        2,280,508
                                                                     -----------
Total                                                                  2,911,502
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
PHARMACEUTICALS (0.4%)
Alpharma Cl A                                         71,200         $ 1,667,504
Par Pharmaceutical Companies                          72,000(b)        1,652,400
Salix Pharmaceuticals                                 39,393(b)          475,867
                                                                     -----------
Total                                                                  3,795,771
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.5%)
Acadia Realty Trust                                   38,071             814,339
American Campus Communities                           16,549             394,859
Arbor Realty Trust                                    69,800           1,707,308
BioMed Realty Trust                                   39,995           1,146,657
Boykin Lodging                                        58,600(b)          626,434
Capital Trust Cl A                                     9,700             330,382
CapitalSource                                         77,156           1,809,308
CentraCore Properties Trust                           30,600             741,132
Cogdell Spencer                                        4,276              79,405
Digital Realty Trust                                  25,231             633,298
Entertainment Properties Trust                        53,571           2,199,090
Equity One                                             9,400             208,680
FelCor Lodging Trust                                 104,000           2,164,240
Getty Realty                                          21,100             543,325
Glenborough Realty Trust                              31,392             625,015
Inland Real Estate                                   107,600           1,523,616
Innkeepers USA Trust                                  85,000           1,319,200
Investors Real Estate Trust                           37,700             346,463
Kite Realty Group Trust                               18,700             277,508
LaSalle Hotel Properties                              51,700           2,147,101
Lexington Corporate Properties Trust                  64,410           1,310,099
LTC Properties                                        15,600             342,576
Natl Retail Properties                               174,712           3,371,942
Nationwide Health Properties                          10,200             214,098
Natl Health Investors                                 29,200             781,392
New Century Financial                                 20,500             954,685
Omega Healthcare Investors                            61,400             757,062
Pan Pacific Retail Properties                         34,949           2,316,070
Parkway Properties                                    46,843           1,843,272
Redwood Trust                                         11,300             519,348
Senior Housing Properties Trust                       78,800           1,356,148
Trustreet Properties                                  23,400             303,732
U-Store-It Trust                                      51,587             827,971
Winston Hotels                                        51,200             557,056
                                                                     -----------
Total                                                                 35,092,811
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
MI Developments Cl A                                 323,500(c)       11,345,145
Wellsford Real Properties                            211,300           1,553,055
                                                                     -----------
Total                                                                 12,898,200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
ROAD & RAIL (1.1%)
Covenant Transport Cl A                              118,000(b)      $ 1,545,800
Heartland Express                                     54,989             927,120
Landstar System                                      102,000           4,507,380
SCS Transportation                                    79,892(b)        1,954,957
USA Truck                                            112,000(b)        2,214,240
                                                                     -----------
Total                                                                 11,149,497
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Asyst Technologies                                   138,400(b)          952,192
ATMI                                                  17,235(b)          451,557
Axcelis Technologies                                  50,110(b)          319,201
Cabot Microelectronics                                13,500(b)          388,260
Cirrus Logic                                         155,500(b)        1,271,990
Cymer                                                 39,700(b)        1,841,683
Entegris                                              97,749(b)          946,210
Fairchild Semiconductor Intl                           9,117(b)          159,274
FormFactor                                            20,383(b)          789,637
Integrated Device Technology                         133,535(b)        1,914,892
Integrated Silicon Solution                          587,800(b)        3,315,192
Tessera Technologies                                  63,183(b)        1,784,288
Zoran                                                 11,700(b)          289,575
                                                                     -----------
Total                                                                 14,423,951
--------------------------------------------------------------------------------

SOFTWARE (2.7%)
Business Objects ADR                                 131,000(b,c)      3,863,190
FileNet                                                6,665(b)          173,623
Hyperion Solutions                                    94,000(b)        2,698,740
Lawson Software                                      222,293(b)        1,500,478
Manhattan Associates                                 137,000(b)        2,756,440
Mentor Graphics                                      660,600(b)        8,303,742
Parametric Technology                                 47,823(b)          637,959
Reynolds & Reynolds Cl A                             221,800           6,212,618
TIBCO Software                                       104,978(b)          805,181
Ulticom                                               39,000(b)          354,120
                                                                     -----------
Total                                                                 27,306,091
--------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Aaron Rents                                           90,459           2,442,393
Asbury Automotive Group                               56,500(b)        1,178,590
Cato Cl A                                             30,550             720,675
Charming Shoppes                                      89,891(b)        1,001,386
Christopher & Banks                                   12,250             330,015
Dress Barn                                            64,688(b)        1,513,052
Gymboree                                              35,662(b)        1,262,078
Men's Wearhouse                                      191,900           6,499,652
Payless ShoeSource                                    39,900(b)        1,064,532
Rent-Way                                             358,200(b)        2,582,622
Select Comfort                                        58,856(b)        1,928,123

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
SPECIALTY RETAIL (CONT.)
Sonic Automotive                                      60,200         $ 1,440,586
Too                                                   10,600(b)          434,600
Zale                                                  18,631(b)          437,456
                                                                     -----------
Total                                                                 22,835,760
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Fossil                                                51,742(b)          943,257
Kellwood                                               8,542             266,425
K-Swiss Cl A                                          85,586           2,257,759
Steven Madden                                         59,100           1,890,018
UniFirst                                              72,000           2,307,599
                                                                     -----------
Total                                                                  7,665,058
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.5%)
Accredited Home  Lenders Holding                      76,637(b)        3,980,526
BankUnited Financial Cl A                             18,200             564,564
Corus Bankshares                                      69,200           1,954,900
Doral Financial                                       29,200(c)          220,168
Federal Agricultural Mtge Cl C                        25,400             636,270
Fidelity Bankshares                                   54,032           1,751,177
First Financial Holdings                               8,500             264,095
First Niagara Financial Group                        309,087           4,355,036
FirstFed Financial                                    34,500(b)        1,995,480
Fremont General                                       98,500           1,992,655
ITLA Capital                                           6,800             338,980
PFF Bancorp                                           85,833           2,918,322
Sterling Financial                                     8,300             249,332
TierOne                                               52,400           1,718,720
W Holding                                            305,000(c)        2,275,300
                                                                     -----------
Total                                                                 25,215,525
--------------------------------------------------------------------------------

TOBACCO (0.1%)
Vector Group                                          42,155             707,782
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.6%)
Applied Industrial Technologies                       54,857           2,114,738
BlueLinx Holdings                                     30,400             409,792
Huttig Building Products                             265,000(b)        1,698,650
NuCO2                                                 21,665(b)          579,322
UAP Holding                                           54,147           1,277,869
                                                                     -----------
Total                                                                  6,080,371
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Sea Containers Cl A                                  306,000(c)        2,466,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Dobson Communications Cl A                           179,811(b)     $  1,544,576
UbiquiTel                                             34,263(b)          356,678
                                                                    ------------
Total                                                                  1,901,254
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $880,997,012)                                                $968,137,657
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER (--%)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
Air France-KLM ADR
  Warrants                                           260,700(b,c,g) $    344,124
--------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                         $    344,124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.2%)(E)
--------------------------------------------------------------------------------

ISSUER                          EFFECTIVE          AMOUNT              VALUE(a)
                                  YIELD          PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Amsterdam Funding
       06-01-06                   5.09%          $8,300,000(f)    $    8,298,826
Chesham Finance LLC
       06-26-06                   5.05            2,000,000            1,992,734
Emerald Ctfs MBNA MCCT 2001
       06-20-06                   5.04            3,000,000(f)         2,991,617
Five Finance
       08-18-06                   5.06            3,000,000            2,967,045
General Electric
       06-01-06                   5.05            5,000,000            4,999,299
Jupiter Securitization
       06-13-06                   5.02            5,000,000(f)         4,990,954
Morgan Stanley & Co
       06-07-06                   5.03           10,000,000            9,990,219
Old Line Funding
       06-05-06                   5.00            3,000,000(f)         2,997,917
Park Granada LLC
       06-01-06                   5.07           12,600,000(f)        12,598,226
       07-05-06                   4.95            5,860,000(f)         5,831,925
Thames Asset Global Securitization #1
       06-07-06                   5.01            5,000,000(f)         4,995,129
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $62,663,841)                                               $   62,653,891
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $943,660,853)(h)                                           $1,031,135,672
================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 6.8% of net assets.

(d) At May 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.7% of net assets. See Note 5 to the financial statements. 4.5% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $42,704,594 or 4.2% of net assets.

(g)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2006, is as follows:

      SECURITY                          ACQUISITION                   COST
                                           DATES
      --------------------------------------------------------------------------
      Air France-KLM ADR
        Warrants                         05-05-04                      $--

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $946,120,227 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $133,847,609
      Unrealized depreciation                                       (48,832,164)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 85,015,445
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 21
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Small Cap Value Fund

MAY 31, 2006
---------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $943,660,853)                                                                            $1,031,135,672
Capital shares receivable                                                                                           109,578
Dividends and accrued interest receivable                                                                           482,573
Receivable for investment securities sold                                                                         4,285,803
U.S. government securities held as collateral (Note 5)                                                           14,311,438
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                  1,050,325,064
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                                   200,348
Capital shares payable                                                                                              265,980
Payable for investment securities purchased                                                                       4,763,922
Payable upon return of securities loaned (Note 5)                                                                31,857,638
Accrued investment management services fee                                                                           25,545
Accrued distribution fee                                                                                            248,517
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           2,008
Accrued administrative services fee                                                                                   2,123
Other accrued expenses                                                                                              230,800
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                37,596,882
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                           $1,012,728,182
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                     $    1,533,638
Additional paid-in capital                                                                                      799,741,971
Undistributed net investment income                                                                                 327,324
Accumulated net realized gain (loss)                                                                            123,650,430
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            87,474,819
---------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                     $1,012,728,182
===========================================================================================================================
Net assets applicable to outstanding shares:                               Class A                           $  684,925,134
                                                                           Class B                           $  295,732,446
                                                                           Class C                           $   19,259,021
                                                                           Class I                           $   12,568,001
                                                                           Class Y                           $      243,580
Net asset value per share of outstanding capital stock:                    Class A shares      102,738,724   $         6.67
                                                                           Class B shares       45,754,001   $         6.46
                                                                           Class C shares        2,974,187   $         6.48
                                                                           Class I shares        1,860,614   $         6.75
                                                                           Class Y shares           36,297   $         6.71
---------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                                             $   30,333,874
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Small Cap Value Fund

YEAR ENDED MAY 31, 2006

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Income:
Dividends                                                                  $  11,937,596
Interest                                                                       3,018,363
Fee income from securities lending (Note 5)                                      480,055
      Less foreign taxes withheld                                                (46,729)
-----------------------------------------------------------------------------------------
Total income                                                                  15,389,285
-----------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                             9,285,758
Distribution fee
      Class A                                                                  1,844,040
      Class B                                                                  3,273,190
      Class C                                                                    209,094
Transfer agency fee                                                            2,364,880
Incremental transfer agency fee
      Class A                                                                    164,002
      Class B                                                                    126,142
      Class C                                                                      7,715
Service fee -- Class Y                                                               236
Administrative services fees and expenses                                        858,118
Compensation of board members                                                     13,894
Custodian fees                                                                   314,670
Printing and postage                                                             328,850
Registration fees                                                                 63,659
Audit fees                                                                        22,000
Other                                                                             41,928
-----------------------------------------------------------------------------------------
Total expenses                                                                18,918,176
      Earnings credits on cash balances (Note 2)                                 (49,524)
-----------------------------------------------------------------------------------------
Total net expenses                                                            18,868,652
-----------------------------------------------------------------------------------------
Investment income (loss) -- net                                               (3,479,367)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-----------------------------------------------------------------------------------------
Net realized gain (loss) on:
      Security transactions (Note 3)                                         181,873,296
      Foreign currency transactions                                                   77
-----------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      181,873,373
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies         988,040
-----------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                        182,861,413
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $ 179,382,046
=========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 23
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Small Cap Value Fund

YEAR ENDED MAY 31,                                                              2006               2005
------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) net                                             $    (3,479,367)   $    (5,526,296)
Net realized gain (loss) on investments                                      181,873,373        137,157,856
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies           988,040         (5,722,066)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              179,382,046        125,909,494
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net realized gain
    Class A                                                                 (103,826,567)       (87,160,923)
    Class B                                                                  (47,166,712)       (42,002,961)
    Class C                                                                   (3,028,269)        (2,641,893)
    Class I                                                                   (1,951,325)          (987,102)
    Class Y                                                                      (30,726)           (29,363)
------------------------------------------------------------------------------------------------------------
Total distributions                                                         (156,003,599)      (132,822,242)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                                   90,698,108        186,154,654
    Class B shares                                                            21,317,454         55,968,406
    Class C shares                                                             1,913,051          3,383,949
    Class I shares                                                             5,429,061         11,767,518
    Class Y shares                                                                48,247             82,648
Reinvestment of distributions at net asset value
    Class A shares                                                           102,571,027         86,153,624
    Class B shares                                                            46,381,202         41,351,458
    Class C shares                                                             2,943,852          2,544,957
    Class I shares                                                             1,949,775            985,864
    Class Y shares                                                                28,649             27,705
Payments for redemptions
    Class A shares                                                          (271,291,018)      (178,725,166)
    Class B shares (Note 2)                                                 (126,473,240)       (94,333,731)
    Class C shares (Note 2)                                                   (7,351,736)        (5,791,867)
    Class I shares                                                            (3,928,203)        (7,664,344)
    Class Y shares                                                               (77,909)           (56,785)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           (135,841,680)       101,848,890
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     (112,463,233)        94,936,142
Net assets at beginning of year                                            1,125,191,415      1,030,255,273
------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 1,012,728,182    $ 1,125,191,415
============================================================================================================
Undistributed net investment income                                      $       327,324    $       266,349
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements


--------------------------------------------------------------------------------
24 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Small Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 1.24% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 25
--------------------------------------------------------------------------------
actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At May 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2006 was $344,124 representing 0.03% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


-------------------------------------------------------------------------------
26 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
-------------------------------------------------------------------------------

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 27
-------------------------------------------------------------------------------

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,540,342 and accumulated net realized gain has been decreased by $3,545,287 resulting in a net reclassification adjustment to increase paid-in capital by $4,945.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                    2006              2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
       Ordinary income .....................       $15,977,856       $16,290,844
       Long-term capital gain ..............        87,848,711        70,870,079

CLASS B
Distributions paid from:
       Ordinary income .....................         7,254,089         7,846,326
       Long-term capital gain ..............        39,912,623        34,156,635

CLASS C
Distributions paid from:
       Ordinary income .....................           466,242           493,680
       Long-term capital gain ..............         2,562,027         2,148,213

CLASS I
Distributions paid from:
       Ordinary income .....................           300,209           184,434
       Long-term capital gain ..............         1,651,116           802,668

CLASS Y
Distributions paid from:
       Ordinary income .....................             4,728             5,486
       Long-term capital gain ..............            25,998            23,877

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.....................................   $29,780,501
Accumulated long-term gain (loss).................................   $96,656,627
Unrealized appreciation (depreciation)............................   $85,015,445


--------------------------------------------------------------------------------
28 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the exdividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $890,341 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC and Metropolitan West Capital Management, LLC (Metropolitan West). Effective April 24, 2006, Metropolitan West replaced Royce & Associates, LLC and Goldman Sachs Asset Management, L.P. as subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.06% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 29
--------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,140,037 for Class A, $474,247 for Class B and $2,358 for Class C for the year ended May 31, 2006.

Under an agreement, which was effective until May 31, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y of the Fund's average daily net assets. Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class A, 2.18% for Class B, 2.18% for Class C, 1.06% for Class I and 1.24% for Class Y of the Fund's average daily net assets. For the year ended May 31, 2006, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $49,524 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short term obligations) aggregated $786,894,860 and $1,017,905,345, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $1,821 for the year ended May 31, 2006.


--------------------------------------------------------------------------------
30 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED MAY 31, 2006
                                        CLASS A        CLASS B       CLASS C       CLASS I      CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                   13,233,824      3,199,631       286,641       782,772      7,048
Issued for reinvested distributions    16,543,667      7,730,254       489,821       310,474      4,591
Redeemed                              (39,799,868)   (19,064,456)   (1,109,011)     (617,306)   (11,086)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)               (10,022,377)    (8,134,571)     (332,549)      475,940        553
---------------------------------------------------------------------------------------------------------


                                                           YEAR ENDED MAY 31, 2005
                                        CLASS A        CLASS B       CLASS C       CLASS I      CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                   27,439,204      8,386,049       508,589     1,720,447     12,193
Issued for reinvested distributions    12,782,433      6,274,880       385,599       145,408      4,092
Redeemed                              (26,499,321)   (14,380,169)     (875,315)   (1,123,122)    (8,385)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                13,722,316        280,760        18,873       742,733      7,900
---------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $30,333,874 were on loan to brokers. For collateral, the Fund received $17,546,200 in cash and U.S. government securities valued at $14,311,438. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $480,055 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 31
--------------------------------------------------------------------------------

AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
32 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.62     $ 6.62     $ 5.04     $ 5.79        $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)      (.02)      (.03)      (.03)         (.01)
Net gains (losses) (both realized and unrealized)                     1.10        .85       1.61       (.69)          .91
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.09        .83       1.58       (.72)          .90
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.67     $ 6.62     $ 6.62     $ 5.04        $ 5.79
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in millions)                              $ 685      $ 747      $ 656      $ 434         $ 381
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.49%      1.51%      1.51%      1.60%(d)      1.59%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.09%)     (.24%)     (.50%)     (.63%)        (.61%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.63%     12.30%     31.35%     (12.45%)      18.40%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 33
--------------------------------------------------------------------------------

CLASS B

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.45     $ 6.50     $ 4.97     $ 5.75        $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.06)      (.06)      (.07)      (.06)         (.03)
Net gains (losses) (both realized and unrealized)                     1.11        .84       1.60       (.69)          .89
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05        .78       1.53       (.75)          .86
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.46     $ 6.45     $ 6.50     $ 4.97        $ 5.75
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $ 296      $ 348      $ 349      $ 255         $ 227
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.25%      2.28%      2.27%      2.36%(d)      2.36%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.82%)     (.99%)    (1.25%)    (1.38%)       (1.39%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.49%     11.72%     30.78%     (13.06%)      17.59%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
34 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.47     $ 6.52     $ 4.99     $ 5.76        $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.05)      (.07)      (.07)      (.06)         (.03)
Net gains (losses) (both realized and unrealized)                     1.10        .85       1.60       (.68)          .90
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05        .78       1.53       (.74)          .87
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.48     $ 6.47     $ 6.52     $ 4.99        $ 5.76
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 19       $ 21       $ 21       $ 16          $ 11
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.25%      2.28%      2.27%      2.36%(d)      2.36%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.82%)     (.99%)    (1.25%)    (1.38%)       (1.41%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.46%     11.70%     30.66%     (12.86%)      17.79%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 35
--------------------------------------------------------------------------------

CLASS I

--------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006        2005        2004(b)
Net asset value, beginning of period                                 $ 6.68      $ 6.65      $ 6.89
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02          --        (.01)
Net gains (losses) (both realized and unrealized)                      1.09         .86        (.23)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.11         .86        (.24)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.04)       (.83)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.75      $ 6.68      $ 6.65
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $   13      $    9      $    4
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.00%       1.02%       1.02%(d)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .38%        .25%       (.04%)(d)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                77%         70%         97%
--------------------------------------------------------------------------------------------------------
Total return(e)                                                       17.76%      12.74%      (3.48%)(f)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

--------------------------------------------------------------------------------
36 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006        2005        2004        2003        2002(b)
Net asset value, beginning of period                                 $ 6.66      $ 6.65      $ 5.06      $ 5.79      $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01        (.01)       (.02)       (.02)       (.01)
Net gains (losses) (both realized and unrealized)                      1.08         .85        1.61        (.68)        .91
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.09         .84        1.59        (.70)        .90
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.04)       (.83)         --        (.03)         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.71      $ 6.66      $ 6.65      $ 5.06      $ 5.79
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $--         $--         $--         $--         $--
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.30%       1.34%       1.34%       1.40%(d)    1.42%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .09%       (.07%)      (.33%)      (.46%)      (.47%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                77%         70%         97%         50%         12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       17.52%      12.42%      31.42%     (12.10%)     18.40%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 37
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2006

--------------------------------------------------------------------------------
38 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Small Cap Value Fund

Fiscal year ended May 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals ...................      25.87%
       Dividends Received Deduction for corporations ...............      23.75%
PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.15975

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.87861
Total distributions ................................................   $1.03836


CLASS B
INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals ...................      25.87%
       Dividends Received Deduction for corporations ...............      23.75%
PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.15975

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.87861
Total distributions ................................................   $1.03836


CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals ...................      25.87%
       Dividends Received Deduction for corporations ...............      23.75%
PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.15975

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.87861
Total distributions ................................................   $1.03836

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 39
--------------------------------------------------------------------------------

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals ...................      25.87%
       Dividends Received Deduction for corporations ...............      23.75%
PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.15975

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.87861
Total distributions ................................................   $1.03836


CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:
       Qualified Dividend Income for individuals ...................      25.87%
       Dividends Received Deduction for corporations ...............      23.75%
PAYABLE DATE                                                          PER SHARE

Dec. 21, 2005 ......................................................   $0.15975

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ......................................................   $0.87861
Total distributions ................................................   $1.03836


--------------------------------------------------------------------------------
40 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 41
--------------------------------------------------------------------------------

                                                     BEGINNING            ENDING             EXPENSES
                                                   ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING     ANNUALIZED
                                                   DEC. 1, 2005        MAY 31, 2006        THE PERIOD(a)   EXPENSE RATIO
------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------
      Actual(b)                                         $1,000            $1,087.60           $7.81(c)          1.50%
------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)          $1,000            $1,017.45           $7.54(c)          1.50%
------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------
      Actual(b)                                         $1,000            $1,087.20           $11.76(c)         2.26%
------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)          $1,000            $1,013.66           $11.35(c)         2.26%
------------------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------------------
      Actual(b)                                         $1,000            $1,088.80           $11.77(c)         2.26%
------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)          $1,000            $1,013.66           $11.35(c)         2.26%
------------------------------------------------------------------------------------------------------------------------
Class I
------------------------------------------------------------------------------------------------------------------------
      Actual(b)                                         $1,000            $1,086.50           $5.25(c)          1.01%
------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)          $1,000            $1,019.90           $5.09(c)          1.01%
------------------------------------------------------------------------------------------------------------------------
Class Y
------------------------------------------------------------------------------------------------------------------------
      Actual(b)                                         $1,000            $1,087.00           $6.82(c)          1.31%
------------------------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)          $1,000            $1,018.40           $6.59(c)          1.31%
------------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: +8.76% for Class A, +8.72% for Class B, +8.88% for Class C, +8.65% for Class I and +8.70% for Class Y.

(c) Effective as of June 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class A; 2.18% for Class B; 2.18% for Class C; 1.06% for Class I; and 1.24% for Class Y. If this change had been in place for the entire six-month period ended May 31, 2006, the actual expenses paid would have been $6.97 for Class A, $10.98 for Class B, $10.99 for Class C, $5.15 for Class I and $6.09 for Class Y; the hypothetical expenses paid would have been $6.74 for Class A, $10.60 for Class B, $10.60 for Class C, $4.99 for Class I and $5.89 for Class Y.


--------------------------------------------------------------------------------
42 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND         PRINCIPAL OCCUPATION                     OTHER
AGE                         LENGTH OF SERVICE     DURING PAST FIVE YEARS                   DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Kathleen Blatz              Board member          Chief Justice, Minnesota Supreme
901 S. Marquette Ave.       since 2006            Court, 1998-2005
Minneapolis, MN 55402
Age 52
---------------------------------------------------------------------------------------------------------------------
Arne H. Carlson             Board member          Chair, Board Services Corporation
901 S. Marquette Ave.       since 1999            (provides administrative services
Minneapolis, MN 55402                             to boards); former Governor
Age 71                                            of Minnesota
---------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn           Board member          Trustee Professor of Economics and
901 S. Marquette Ave.       since 2004            Management, Bentley College;
Minneapolis, MN 55402                             former Dean, McCallum Graduate
Age 55                                            School of Business, Bentley College
---------------------------------------------------------------------------------------------------------------------
Anne P. Jones               Board member          Attorney and Consultant
901 S. Marquette Ave.       since 1985
Minneapolis, MN 55402
Age 71
---------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind             Board member          Former Managing Director,                American Progressive
901 S. Marquette Ave.       since 2005            Shikiar Asset Management                 Insurance
Minneapolis, MN 55402
Age 70
---------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.       Board member          President Emeritus and                   Valmont Industries, Inc.
901 S. Marquette Ave.       since 2002            Professor of Economics,                  (manufactures irrigation
Minneapolis, MN 55402                             Carleton College                         systems)
Age 67
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 43
--------------------------------------------------------------------------------

NAME,                                 POSITION HELD
ADDRESS,                              WITH FUND AND          PRINCIPAL OCCUPATION                    OTHER
AGE                                   LENGTH OF SERVICE      DURING PAST FIVE YEARS                  DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia                Board member           Director, Enterprise Asset              Strategic Distribution, Inc.
901 S. Marquette Ave.                 since 2004             Management, Inc. (private real          (transportation, distribution
Minneapolis, MN 55402                                        estate and asset management             and logistics consultants)
Age 53                                                       company)
-----------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                        Board member           President and Chief Executive
901 S. Marquette Ave.                 since 2006             Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                        Insurance Company, Inc. since 1999
Age 52
-----------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson                       Board member           Former three-term United States
1201 Sunshine Ave.                    since 1997             Senator for Wyoming
Cody, WY 82414
Age 74
-----------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                  Board member           Chief Executive Officer, RiboNovix,     Hybridon, Inc.
901 S. Marquette Ave.                 since 2002             Inc. since 2003 (biotechnology);        (biotechnology); American
Minneapolis, MN 55402                                        former President, Forester Biotech      Healthways, Inc. (health
Age 62                                                                                               management programs)
-----------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                                 POSITION HELD
ADDRESS,                              WITH FUND AND          PRINCIPAL OCCUPATION                    OTHER
AGE                                   LENGTH OF SERVICE      DURING PAST FIVE YEARS                  DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                   Board member           President - U.S. Asset Management
53600 Ameriprise Financial Center     since 2001,            and Chief Investment Officer,
Minneapolis, MN 55474                 Vice President         Ameriprise Financial, Inc. and
Age 45                                since 2002             President, Chairman of the Board
                                                             and Chief Investment Officer,
                                                             RiverSource Investments, LLC
                                                             since 2005; Senior Vice President -
                                                             Chief Investment Officer, Ameriprise
                                                             Financial, Inc. and Chairman of the
                                                             Board and Chief Investment Officer,
                                                             RiverSource Investments, LLC,
                                                             2001-2005
-----------------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
44 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                                 POSITION HELD
ADDRESS,                              WITH FUND AND             PRINCIPAL OCCUPATION
AGE                                   LENGTH OF SERVICE         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                        Treasurer                 Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center       since 2002                since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                           2000-2002
Age 51
-----------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                    Vice President            Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center       since 2004                Financial, Inc. and RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                           Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 42                                                          2002-2006 and RiverSource Investments, LLC, 2004-2006;
                                                                Managing Director, Zurich Global Assets, 2001-2002
-----------------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                        President                 Senior Vice President - Mutual Funds, Ameriprise Financial, Inc.,
596 Ameriprise Financial Center       since 2002                since 2002 and Senior Vice President, RiverSource Investments,
Minneapolis, MN 55474                                           LLC since 2004; Vice President and Managing Director -
Age 52                                                          American Express Funds, Ameriprise Financial, Inc., 2000-2002
-----------------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                         Vice President,           President of Board Services Corporation
901 S. Marquette Ave.                 General Counsel,
Minneapolis, MN 55402                 and Secretary
Age 67                                since 1978
-----------------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden                      Acting Chief              Vice President - Asset Management Compliance, RiverSource
1875 Ameriprise Financial Center      Compliance Officer        Investments, LLC since 2006; Chief Compliance Officer - Mason
Minneapolis, MN 55474                 since 2006                Street Advisors, LLC, 2002-2006
Age 40
-----------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                        Anti-Money                Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center      Laundering Officer        Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474                 since 2004                Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Age 42                                                          Director and Bank Secrecy Act Officer, American Express
                                                                Centurion Bank, 2000-2003
-----------------------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 45
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, at a meeting of the Board held on April 12-13, 2006, the Board, including all of its independent members, determined to terminate the subadvisory agreement with Goldman Sachs Asset Management, L.P. ("GSAM"). Previously, Royce & Associates, LLC ("Royce") had provided notice of termination of its subadvisory agreement to the investment manager, but had agreed to manage its portion of the Fund's assets through April 2006. The Board then approved a new subadvisory agreement with Metropolitan West Capital Management, LLC ("Metropolitan West"), which became effective on April 24, 2006. Effective June 1, 2006, Evergreen Investments acquired a majority interest in Metropolitan West. The Board also determined to approve the continuation of the subadvisory agreements for Donald Smith & Co., Inc., Franklin Portfolio Associates LLC, and Barrow, Hanley, Mewhinney & Strauss, Inc.


--------------------------------------------------------------------------------
46 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The recommendation to terminate GSAM was made by the investment manager in the ordinary course of its ongoing evaluation of the subadvisers. GSAM was no longer best suited to delivering under the Fund's investment strategy, and it had begun to deliver less than expected performance. Royce elected to no longer act as a subadviser on the Fund, as they are exiting the subadvised business.

The recommendation to hire Metropolitan West to manage the assets previously managed by GSAM and Royce was based on RiverSource Investments' analysis that the investment strategy of Metropolitan West is complementary with the Fund's other subadvisers and is in the best interests of the Fund and its shareholders.


--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 47
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
48 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE SMALL CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                     AFFIRMATIVE                   WITHHOLD
--------------------------------------------------------------------------------
      Kathleen Blatz               807,659,418.99                25,771,683.32
--------------------------------------------------------------------------------
      Arne H. Carlson              805,918,064.56                27,513,037.75
--------------------------------------------------------------------------------
      Patricia M. Flynn            808,792,401.86                24,638,700.45
--------------------------------------------------------------------------------
      Anne P. Jones                806,896,213.53                26,534,888.78
--------------------------------------------------------------------------------
      Jeffrey Laikind              807,780,586.60                25,650,515.71
--------------------------------------------------------------------------------
      Stephen R. Lewis, Jr.        809,124,558.39                24,306,543.92
--------------------------------------------------------------------------------
      Catherine James Paglia       808,884,047.62                24,547,054.69
--------------------------------------------------------------------------------
      Vikki L. Pryor               808,701,220.25                24,729,882.06
--------------------------------------------------------------------------------
      Alan K. Simpson              804,544,715.90                28,886,386.41
--------------------------------------------------------------------------------
      Alison Taunton-Rigby         808,725,557.22                24,705,545.09
--------------------------------------------------------------------------------
      William F. Truscott          808,359,340.26                25,071,762.05
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

      AFFIRMATIVE           AGAINST           ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------
    792,567,274.42       24,763,409.44     16,073,438.73           26,979.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 49
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

      AFFIRMATIVE           AGAINST           ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------
    798,099,391.00       19,717,999.28     15,586,732.31           26,979.72
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

      AFFIRMATIVE           AGAINST           ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------
    789,400,204.59       26,159,513.86     17,844,404.14           26,979.72
--------------------------------------------------------------------------------

BORROWING

      AFFIRMATIVE           AGAINST           ABSTAIN          BROKER NON-VOTES
--------------------------------------------------------------------------------
    792,042,932.55       24,903,450.42     16,457,739.62           26,979.72
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
50 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) SMALL CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
RIVERSOURCE [LOGO](SM)  by RiverSource Investments, LLC and distributed by
       INVESTMENTS      Ameriprise Financial Services, Inc., Member NASD. Both
                        companies are part of Ameriprise Financial, Inc.

                                                                 S-6239 J (7/06)

Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
VALUE FUND

--------------------------------------------------------------------------------

    ANNUAL REPORT FOR THE
    PERIOD ENDED MAY 31, 2006

>   RIVERSOURCE VALUE FUND
    SEEKS TO PROVIDE SHAREHOLDERS WITH
    LONG-TERM CAPITAL GROWTH.
    INCOME IS A SECONDARY OBJECTIVE.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ............................................................    2

Performance Summary ......................................................    3

Questions & Answers with Portfolio Management ............................    4

The Fund's Long-term Performance .........................................    6

Investments in Securities ................................................    8

Financial Statements .....................................................   11

Notes to Financial Statements ............................................   14

Report of Independent Registered Public Accounting Firm ..................   27

Federal Income Tax Information ...........................................   28

Fund Expenses Example ....................................................   30

Board Members and Officers ...............................................   32

Approval of Investment Management Services Agreement .....................   35

Proxy Voting .............................................................   35

Results of Meeting of Shareholders .......................................   36

                                      [LOGO]
                                   DALBAR RATED
                                       2006
                                 FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT MAY 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                            <
--------------------------------------------------------------------------------

LORD, ABBETT & CO. LLC

PORTFOLIO MANAGERS                            SINCE           YEARS IN INDUSTRY
Eli Salzmann                                   6/01                  20
Sholom Dinsky, CFA                             6/01                  39
Kenneth Fuller                                 6/02                  31

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                <
--------------------------------------------------------------------------------

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates by class

A: 6/18/01      B: 6/18/01      C: 6/18/01      I: 3/4/04      Y: 6/18/01

Ticker symbols by class

A: AVLAX        B: AVFBX        C: AVUCX        I: AUEIX       Y: --

Total net assets                                           $422.5 million

Number of holdings                                                     97

--------------------------------------------------------------------------------
STYLE MATRIX                                                                  <
--------------------------------------------------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
  X                     LARGE
                        MEDIUM  SIZE
                        SMALL


--------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                           <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Staples                  17.3%
Health Care                       16.6%
Industrials                       16.0%
Financials                        13.5%
Energy                            10.0%
Materials                          7.8%
Short-Term Securities**            4.6%
Informational Technology           4.2%
Telecommunication Services         4.1%
Consumer Discretionary             3.8%
Utilities                          2.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 4.6%, 2.2% is due to security lending activity and 2.4% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                              <
--------------------------------------------------------------------------------

Percentage of portfolio assets

Exxon Mobil (Oil, Gas & Consumable Fuels)                                   4.5%
--------------------------------------------------------------------------------
Procter & Gamble (Household Products)                                       3.4
--------------------------------------------------------------------------------
Schlumberger (Energy Equipment & Services)                                  2.6
--------------------------------------------------------------------------------
Wyeth (Pharmaceuticals)                                                     2.5
--------------------------------------------------------------------------------
Novartis ADR (Pharmaceuticals)                                              2.4
--------------------------------------------------------------------------------
Kraft Foods Cl A (Food Products)                                            2.3
--------------------------------------------------------------------------------
Pfizer (Pharmaceuticals)                                                    2.1
--------------------------------------------------------------------------------
General Electric (Industrial Conglomerates)                                 2.0
--------------------------------------------------------------------------------
Newmont Mining (Metals & Mining)                                            2.0
--------------------------------------------------------------------------------
Intl Paper (Paper & Forest Products)                                        2.0
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Value Fund Class A (excluding sales charge)                 +12.41%

Russell 1000(R) Value Index (unmanaged)                                 +12.61%

Lipper Large-Cap Value Funds Index                                      +11.50%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                  <
--------------------------------------------------------------------------------

                         CLASS A             CLASS B             CLASS C         CLASS I    CLASS Y
(INCEPTION DATES)       (6/18/01)           (6/18/01)           (6/18/01)       (3/4/04)   (6/18/01)
                                                  AFTER               AFTER
                     NAV(1)    POP(2)    NAV(1)   CDSC(3)    NAV(1)   CDSC(4)    NAV(5)      NAV(5)
AT MAY 31, 2006
----------------------------------------------------------------------------------------------------
1 year              +12.41%    +5.95%   +11.46%    +6.46%   +11.44%   +10.44%    +12.81%     +12.48%
----------------------------------------------------------------------------------------------------
3 years             +13.11%   +10.89%   +12.23%   +11.16%   +12.20%   +12.20%       N/A      +13.18%
----------------------------------------------------------------------------------------------------
Since inception      +4.82%    +3.57%    +4.04%    +3.69%    +4.08%    +4.08%     +7.58%      +4.96%
----------------------------------------------------------------------------------------------------
AT JUNE 30, 2006
----------------------------------------------------------------------------------------------------
1 year              +11.37%    +4.96%   +10.40%    +5.44%   +10.59%    +9.60%    +11.98%     +11.45%
----------------------------------------------------------------------------------------------------
3 years             +12.29%   +10.10%   +11.42%   +10.34%   +11.47%   +11.47%       N/A      +12.46%
----------------------------------------------------------------------------------------------------
5 years              +4.52%    +3.29%    +3.71%    +3.37%    +3.84%    +3.84%       N/A       +4.67%
----------------------------------------------------------------------------------------------------
Since inception      +4.58%    +3.36%    +3.77%    +3.60%    +3.85%    +3.85%     +6.96%      +4.72%
----------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 3
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

RiverSource Value Fund rose 12.41% for the 12 months ended May 31, 2006 (Class A shares, excluding sales charges), underperforming the Fund's benchmark, the Russell 1000 Value Index, which advanced 12.61% for the period. The Fund outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which was up 11.50% for the period.

Lord, Abbett & Co. LLC (Lord Abbett), an independent money management firm, manages the portfolio of RiverSource Value Fund. The Fund seeks long-term capital growth as a primary objective and income as a secondary objective by investing in undervalued stocks of large companies. Below, Lord Abbett discusses the Fund's results and positioning for the fiscal year ended May 31, 2006.

Q:    What factors affected performance for this period?

A: The Fund's significant underweight within the financials sector relative to the Russell 1000 Value Index detracted from performance. Large banks such as JPMorgan Chase & Co posted strong earnings late in the 12-month period. The Fund's large allocation to the health care sector also hurt performance, with the sector turning in weak performance for the annual period. Finally, stock selection within the integrated oils sector hurt performance. Historically high energy prices sent stocks in this sector soaring and the Fund's lack of exposure to certain holdings within the sector, such as Chevron and ConocoPhillips, detracted from performance relative to the Russell 1000 Value Index.

      Stock selection within the energy sector contributed positively to the Fund's performance during the twelve-month period. Schlumberger and Baker Hughes, both oil service providers, performed well during the period primarily as a result of the industry's renewed focus on worldwide exploration and production. Additionally, stock selection in the producer durables industry aided performance. Emerson Electric and Parker Hannifin, both industrial electrical equipment companies, benefited from increased demand for their respective products. Similarly, Caterpillar, a farm and construction machinery company, saw impressive growth in sales as a result of increased demand for agriculture and construction equipment.


--------------------------------------------------------------------------------
4 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> THE FUND'S EXPOSURE TO THE MATERIALS SECTOR CONTRIBUTED TO PERFORMANCE, AS THIS SECTOR WAS ONE OF THE TOP PERFORMERS FOR THE PERIOD.

      The Fund's exposure to the materials sector contributed to performance, as this sector was one of the top performers for the period. Finally, stock selection in the auto and transportation industries contributed to performance. Union Pacific, the largest railroad in the U.S., has seen its profits soar as increased demand for freight transportation has the company operating near full capacity.

Q:    What changes did you make to the portfolio during the period?

A: During the annual period, we added selectively to the consumer staples and health care sectors. We also modestly added to the financials sector. We reduced our exposure to the consumer discretionary sector as well as the auto and transportation industries.

Q:    How are you positioning the Fund going forward?

A: We believe fundamentals in the health care sector may improve in the future as new products come through the research pipeline. As a result, we currently maintain a significant weight in the health care sector. We hold a modest position in the financials sector as we are concerned about the unsustainably high levels of earnings and problem loans that banks are facing. We recently reduced this allocation modestly by investing in selective non-bank opportunities. We continue to believe that oil prices are well above normal and oil companies are considerably "over earning" their long-term potential. We remain with less exposure to integrated oils but continue with a full position in the oil service area.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 5
--------------------------------------------------------------------------------

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Value Fund Class A shares (from 7/1/01 to 5/31/06)* as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 18, 2001. Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  CLASS A
                              --------------------------------------------------
                                        Short-term       Long-term
Fiscal year ended             Income   capital gains   capital gains    TOTAL
--------------------------------------------------------------------------------
May 31, 2006                   $0.04       $0.01           $0.55        $0.60
--------------------------------------------------------------------------------
May 31, 2005                    0.02          --              --         0.02
--------------------------------------------------------------------------------
May 31, 2004                    0.01          --              --         0.01
--------------------------------------------------------------------------------
May 31, 2003                      --          --              --           --
--------------------------------------------------------------------------------
May 31, 2002(1)                 0.01          --              --         0.01(2)
--------------------------------------------------------------------------------

(1) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(2)   Represents tax return of capital.


--------------------------------------------------------------------------------
6 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              RiverSource
                          Value Fund Class A            Russell 1000(R)              Lipper Large-Cap
                        (includes sales charge)         Value Index(1)             Value Funds Index(2)
7/1/01                         $9,425                       $10,000                       $10,000
5/31/02                        $8,945                        $9,659                        $9,272
5/31/03                        $8,222                        $8,900                        $8,346
5/31/04                        $9,830                       $10,664                        $9,879
5/31/05                       $10,583                       $12,316                       $10,870
5/31/06                       $11,896                       $13,869                       $12,120

COMPARATIVE RESULTS

Results at May 31, 2006

                                                                           SINCE
                                                  1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE VALUE FUND (INCLUDES SALES CHARGE)
------------------------------------------------------------------------------------
Class A    Cumulative value of $10,000            $10,595    $13,636      $11,896
------------------------------------------------------------------------------------
           Average annual total return              +5.95%    +10.89%       +3.57%
------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
------------------------------------------------------------------------------------
           Cumulative value of $10,000            $11,261    $15,581      $13,869
------------------------------------------------------------------------------------
           Average annual total return             +12.61%    +15.93%       +6.88%
------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
------------------------------------------------------------------------------------
           Cumulative value of $10,000            $11,150    $14,521      $12,120
------------------------------------------------------------------------------------
           Average annual total return             +11.50%    +13.24%       +3.99%
------------------------------------------------------------------------------------

Results for other share classes can be found on page 3.

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from June 18, 2001. Russell 1000 Value Index and Lipper peer group data is from July 1, 2001.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 7
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Value Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
AEROSPACE & DEFENSE (4.2%)
Boeing                                               20,400       $   1,698,300
General Dynamics                                     48,946           3,114,923
Honeywell Intl                                       57,425           2,364,762
Lockheed Martin                                      19,000           1,377,310
Northrop Grumman                                     37,209           2,406,678
Raytheon                                            134,637           6,173,107
Rockwell Collins                                      8,500             464,100
                                                                  --------------
Total                                                                17,599,180
--------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Honda Motor ADR                                      63,100(c)        2,084,193
--------------------------------------------------------------------------------

BEVERAGES (4.9%)
Anheuser-Busch Companies                             27,000           1,232,280
Coca-Cola                                           127,000           5,591,810
Coca-Cola Enterprises                               101,537           1,996,217
Diageo ADR                                           92,949(c)        6,152,295
PepsiCo                                              96,800           5,852,528
                                                                  --------------
Total                                                                20,825,130
--------------------------------------------------------------------------------

BIOTECHNOLOGY (0.5%)
MedImmune                                            69,884(b)        2,223,709
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Bank of New York                                    180,710           6,004,993
Morgan Stanley                                        6,680             398,262
                                                                  --------------
Total                                                                 6,403,255
--------------------------------------------------------------------------------

CHEMICALS (2.3%)
Monsanto                                             66,439           5,591,506
Praxair                                              80,000           4,216,000
                                                                  --------------
Total                                                                 9,807,506
--------------------------------------------------------------------------------

COMMERCIAL BANKS (3.7%)
Bank of America                                     132,370           6,406,707
Commerce Bancorp                                     10,500             412,545
Marshall & Ilsley                                    36,040           1,634,054
Mitsubishi UFJ Financial Group ADR                  158,539(c)        2,181,497
PNC Financial Services Group                         29,371           2,023,956
SunTrust Banks                                       38,900           2,945,119
                                                                  --------------
Total                                                                15,603,878
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Waste Management                                    179,114       $   6,559,155
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Motorola                                            103,100           2,174,379
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.7%)
Hewlett-Packard                                     141,100           4,568,818
Sun Microsystems                                    578,389(b)        2,695,293
                                                                  --------------
Total                                                                 7,264,111
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor                                                59,144           5,184,563
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
Citigroup                                           140,400           6,921,720
JPMorgan Chase & Co                                 191,096           8,148,333
                                                                  --------------
Total                                                                15,070,053
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
AT&T                                                318,980           8,312,618
BellSouth                                           123,100           4,157,087
Embarq                                                    1(b)               40
Sprint Nextel                                        65,879           1,397,294
Verizon Communications                              124,600           3,888,766
                                                                  --------------
Total                                                                17,755,805
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.2%)
Ameren                                               50,800           2,514,092
PG&E                                                108,692           4,312,898
Southern                                             73,009           2,334,098
                                                                  --------------
Total                                                                 9,161,088
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.8%)
Emerson Electric                                     92,800           7,657,856
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.8%)
Baker Hughes                                         56,923           4,912,455
Schlumberger                                        167,736          10,998,449
                                                                  --------------
Total                                                                15,910,904
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.5%)
Kroger                                              352,569           7,090,163
Wal-Mart Stores                                      71,600           3,469,020
                                                                  --------------
Total                                                                10,559,183
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
8 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
FOOD PRODUCTS (4.4%)
Campbell Soup                                       202,074       $   7,110,984
Kellogg                                              35,951           1,693,292
Kraft Foods Cl A                                    300,951           9,961,478
                                                                  --------------
Total                                                                18,765,754
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Baxter Intl                                         154,289           5,816,696
Boston Scientific                                   223,408(b)        4,620,077
Medtronic                                            63,653           3,213,840
                                                                  --------------
Total                                                                13,650,613
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Medco Health Solutions                               14,400(b)          776,160
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (5.7%)
Clorox                                               65,921(e)        4,165,548
Kimberly-Clark                                       81,400           4,938,538
Procter & Gamble                                    273,760          14,851,480
                                                                  --------------
Total                                                                23,955,566
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.1%)
General Electric                                    255,122           8,740,480
--------------------------------------------------------------------------------

INSURANCE (3.7%)
ACE                                                  46,000(c)        2,381,420
AFLAC                                               107,800           5,045,040
Allstate                                             18,700           1,028,687
American Intl Group                                  80,113           4,870,870
XL Capital Cl A                                      34,100(c)        2,157,848
                                                                  --------------
Total                                                                15,483,865
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
IAC/InterActiveCorp                                 131,100(b)        3,386,313
--------------------------------------------------------------------------------

IT SERVICES (2.0%)
Automatic Data Processing                           153,981           7,001,516
Electronic Data Systems                              59,143           1,450,186
                                                                  --------------
Total                                                                 8,451,702
--------------------------------------------------------------------------------

MACHINERY (4.1%)
Caterpillar                                          46,580           3,398,011
Deere & Co                                           43,741           3,744,230
Dover                                                23,400           1,142,856
Eaton                                                28,955           2,129,351
Pall                                                 56,272           1,693,224
Parker Hannifin                                      68,681           5,358,491
                                                                  --------------
Total                                                                17,466,163
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
MEDIA (2.2%)
Comcast Special Cl A                                232,500(b)    $   7,440,000
Tribune                                              61,305           1,829,341
                                                                  --------------
Total                                                                 9,269,341
--------------------------------------------------------------------------------

METALS & MINING (3.6%)

Barrick Gold                                        208,481(c,e)      6,381,603
Newmont Mining                                      167,000           8,709,050
                                                                  --------------
Total                                                                15,090,653
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Federated Dept Stores                                23,900           1,740,637
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.4%)
BP ADR                                               60,900(c)        4,305,630
El Paso                                             233,651           3,637,946
Exxon Mobil                                         315,980          19,246,342
                                                                  --------------
Total                                                                27,189,918
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (2.1%)
Intl Paper                                          255,000           8,664,900
--------------------------------------------------------------------------------

PHARMACEUTICALS (12.9%)
Abbott Laboratories                                  64,250           2,743,475
AstraZeneca ADR                                      53,166(c)        2,814,608
GlaxoSmithKline ADR                                  96,169(c)        5,318,146
Johnson & Johnson                                    52,300           3,149,506
Merck & Co                                          125,700           4,184,553
Novartis ADR                                        189,700(c)       10,524,556
Pfizer                                              380,109           8,993,379
Schering-Plough                                     130,197           2,481,555
Teva Pharmaceutical Inds ADR                        105,561(c)        3,843,476
Wyeth                                               236,900          10,835,806
                                                                  --------------
Total                                                                54,889,060
--------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Union Pacific                                        62,200           5,772,160
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Fannie Mae                                           56,578           2,814,756
Freddie Mac                                          47,800           2,869,912
                                                                  --------------
Total                                                                 5,684,668
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $352,202,862)                                              $ 410,821,901
--------------------------------------------------------------------------------


                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.7%)(f)
--------------------------------------------------------------------------------
ISSUER                             EFFECTIVE       AMOUNT              VALUE(a)
                                     YIELD       PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Amsterdam Funding
   06-01-06                          5.09%      $ 5,000,000(d)    $   4,999,294
Chesham Finance LLC
   06-26-06                          5.05         1,700,000           1,693,824
Jupiter Securitization
   06-13-06                          5.02         3,000,000(d)        2,994,572
Morgan Stanley & Co
   06-07-06                          5.03         3,000,000           2,997,066

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                             EFFECTIVE       AMOUNT              VALUE(a)
                                     YIELD       PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER (CONT.)
Park Granada LLC
   06-01-06                          5.07%      $ 2,100,000(d)    $   2,099,704
Thames Asset Global
   Securitization #1
   06-07-06                          5.01         5,000,000(d)        4,995,129
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $19,782,362)                                               $  19,779,589
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $371,985,224)(g)                                           $ 430,601,490
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 11.4% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $15,088,699 or 3.6% of net assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of net assets. See Note 5 to the financial statements. 2.4% of net assets is the Fund's cash equivalent position.

(g) At May 31, 2006, the cost of securities for federal income tax purposes was $373,754,813 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $  63,918,768
Unrealized depreciation                                              (7,072,091)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $  56,846,677
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
10 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Value Fund

MAY 31, 2006

----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $371,985,224)                                                                       $ 430,601,490
Capital shares receivable                                                                                       9,024
Dividends and accrued interest receivable                                                                     837,496
Receivable for investment securities sold                                                                   2,794,902
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                              434,242,912
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                              25,772
Capital shares payable                                                                                         47,367
Payable for investment securities purchased                                                                 1,837,795
Payable upon return of securities loaned (Note 5)                                                           9,600,000
Accrued investment management services fee                                                                      8,389
Accrued distribution fee                                                                                       82,447
Accrued transfer agency fee                                                                                       156
Accrued administrative services fee                                                                               689
Other accrued expenses                                                                                        100,559
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                          11,703,174
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                      $ 422,539,738
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
----------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                $     787,379
Additional paid-in capital                                                                                345,412,597
Undistributed net investment income                                                                         2,125,282
Accumulated net realized gain (loss)                                                                       15,598,214
Unrealized appreciation (depreciation) on investments                                                      58,616,266
----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                $ 422,539,738
======================================================================================================================
Net assets applicable to outstanding shares:                           Class A                          $ 221,591,869
                                                                       Class B                          $ 106,232,019
                                                                       Class C                          $   7,160,611
                                                                       Class I                          $  87,436,522
                                                                       Class Y                          $     118,717
Net asset value per share of outstanding capital stock:                Class A shares     41,066,770    $        5.40
                                                                       Class B shares     20,212,427    $        5.26
                                                                       Class C shares      1,358,478    $        5.27
                                                                       Class I shares     16,078,349    $        5.44
                                                                       Class Y shares         21,893    $        5.42
----------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                       $   9,281,500
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Value Fund

YEAR ENDED MAY 31, 2006
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                               $   9,071,017
Interest                                                                                                      499,018
Fee income from securities lending (Note 5)                                                                    13,975
   Less foreign taxes withheld                                                                                (45,780)
----------------------------------------------------------------------------------------------------------------------
Total income                                                                                                9,538,230
----------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                          3,018,867
Distribution fee
   Class A                                                                                                    623,643
   Class B                                                                                                  1,258,485
   Class C                                                                                                     84,477
Transfer agency fee                                                                                           738,009
Incremental transfer agency fee
   Class A                                                                                                     47,282
   Class B                                                                                                     43,132
   Class C                                                                                                      2,484
Service fee -- Class Y                                                                                            125
Administrative services fees and expenses                                                                     285,079
Compensation of board members                                                                                  10,561
Custodian fees                                                                                                 76,350
Printing and postage                                                                                          124,275
Registration fees                                                                                              45,639
Audit fees                                                                                                     21,500
Other                                                                                                          16,907
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                              6,396,815
   Earnings credits on cash balances (Note 2)                                                                 (20,164)
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                          6,376,651
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                             3,161,579
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                          44,705,986
   Foreign currency transactions                                                                                2,202
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                    44,708,188
Net change in unrealized appreciation (depreciation) on investments                                         4,224,875
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                             48,933,063
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                         $  52,094,642
======================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Value Fund

YEAR ENDED MAY 31,                                                                          2006             2005
----------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       $    3,161,579    $   2,230,285
Net realized gain (loss) on investments                                                   44,708,188       28,864,376
Net change in unrealized appreciation (depreciation) on investments                        4,224,875        2,376,324
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           52,094,642       33,470,985
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                             (1,331,261)      (1,212,679)
      Class I                                                                               (671,792)        (285,978)
      Class Y                                                                                   (695)            (883)
   Net realized gain
      Class A                                                                            (24,495,987)              --
      Class B                                                                            (12,485,323)              --
      Class C                                                                               (866,694)              --
      Class I                                                                             (6,936,572)              --
      Class Y                                                                                (10,721)              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (46,799,045)      (1,499,540)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                                28,046,358       64,709,091
   Class B shares                                                                          7,310,129       25,187,973
   Class C shares                                                                            677,479        1,278,099
   Class I shares                                                                         32,832,716       43,586,939
   Class Y shares                                                                              5,000           34,036
Reinvestment of distributions at net asset value
   Class A shares                                                                         25,413,919        1,186,629
   Class B shares                                                                         12,307,413               --
   Class C shares                                                                            842,988               --
   Class I shares                                                                          7,607,783          285,940
   Class Y shares                                                                             10,212              820
Payments for redemptions
   Class A shares                                                                       (102,023,150)     (66,342,690)
   Class B shares (Note 2)                                                               (60,497,822)     (43,826,032)
   Class C shares (Note 2)                                                                (3,582,703)      (2,219,305)
   Class I shares                                                                         (1,439,503)      (6,333,436)
   Class Y shares                                                                            (58,853)          (1,087)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                        (52,548,034)      17,546,977
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (47,252,437)      49,518,422
Net assets at beginning of year                                                          469,792,175      420,273,753
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                             $  422,539,738    $ 469,792,175
======================================================================================================================
Undistributed net investment income                                                   $    2,125,282    $     965,249
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Value Fund

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 20.69% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices,


--------------------------------------------------------------------------------
14 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,202 and accumulated net realized gain has been decreased by $2,202.


--------------------------------------------------------------------------------
16 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                                                         2006             2005
----------------------------------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income .............................................................      $    1,924,683    $   1,212,679
   Long-term capital gain ......................................................          23,902,565               --

CLASS B
Distributions paid from:
   Ordinary income .............................................................             302,930               --
   Long-term capital gain ......................................................          12,182,393               --

CLASS C
Distributions paid from:
   Ordinary income .............................................................              23,018               --
   Long-term capital gain ......................................................             843,676               --

CLASS I
Distributions paid from:
   Ordinary income .............................................................             839,832          285,978
   Long-term capital gain ......................................................           6,768,532               --

CLASS Y
Distributions paid from:
   Ordinary income .............................................................                 955              883
   Long-term capital gain ......................................................              10,461               --

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..................................................                        $   4,311,212
Accumulated long-term gain (loss) ..............................................                        $  15,181,873
Unrealized appreciation (depreciation) .........................................                        $  56,846,677

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

2.EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $282,436 for the year ended May 31, 2006.

The Investment Manager has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


--------------------------------------------------------------------------------
18 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $280,390 for Class A, $193,656 for Class B and $646 for Class C for the year ended May 31, 2006.

Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustments, will not exceed 1.23% for Class A, 2.00% for Class B, 2.00% for Class C, 0.88% for Class I and 1.06% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $20,164 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3.SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $199,683,901 and $286,824,194, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

4.CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED MAY 31, 2006
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                       5,127,418      1,372,669     127,671     5,980,958        929
Issued for reinvested distributions        4,944,341      2,451,676     167,592     1,471,525      1,979
Redeemed                                 (18,762,180)   (11,380,865)   (675,955)     (268,311)   (10,528)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (8,690,421)    (7,556,520)   (380,692)    7,184,172     (7,620)
---------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED MAY 31, 2005
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                      12,568,437      4,930,581     249,799     8,337,680      6,619
Issued for reinvested distributions          217,734             --          --        52,179        150
Redeemed                                 (12,653,308)    (8,653,018)   (427,333)   (1,155,532)      (214)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                      132,863     (3,722,437)   (177,534)    7,234,327      6,555
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

5.LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $9,281,500 were on loan to brokers. For collateral, the Fund received $9,600,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $13,975 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6.BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

7.INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
20 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.36       $ 5.00      $ 4.19      $ 4.56       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .04          .02         .01         .01          .01
Net gains (losses) (both realized and unrealized)                     .60          .36         .81        (.38)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .64          .38         .82        (.37)        (.24)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.04)        (.02)       (.01)         --           --
Tax return of capital                                                (.56)          --          --          --         (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.60)        (.02)       (.01)         --         (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.40       $ 5.36      $ 5.00      $ 4.19       $ 4.56
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  222       $  267      $  248      $  185       $  152
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net asset(c)                      1.26%        1.29%       1.37%(d)    1.34%(d)     1.34%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .85%         .72%        .37%        .51%         .30%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.41%        7.66%      19.56%      (8.09%)      (5.09%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
22 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.25       $ 4.91      $ 4.14      $ 4.54       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01         (.02)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .56          .36         .78        (.39)        (.26)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .57          .34         .77        (.40)        (.27)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.26       $ 5.25      $ 4.91      $ 4.14       $ 4.54
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  106       $  146      $  154      $  121       $  102
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%        2.06%       2.13%(d)    2.11%(d)     2.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .08%        (.06%)      (.40%)      (.27%)       (.46%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.46%        6.92%      18.60%      (8.81%)      (5.61%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.26       $ 4.92      $ 4.15      $ 4.55       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01         (.02)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .56          .36         .78        (.39)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .57          .34         .77        (.40)        (.26)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.27       $ 5.26      $ 4.92      $ 4.15       $ 4.55
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    7       $    9      $    9      $    7       $    7
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%        2.05%       2.13%(d)    2.11%(d)     2.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .12%        (.05%)      (.39%)      (.26%)       (.46%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.44%        6.91%      18.55%      (8.79%)      (5.39%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
24 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005         2004(b)
Net asset value, beginning of period                               $ 5.40       $ 5.02       $ 5.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .07          .04          .03
Net gains (losses) (both realized and unrealized)                     .59          .38         (.22)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                      .66          .42         (.19)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.06)        (.04)          --
Distributions from realized gains                                    (.56)          --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                  (.62)        (.04)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.44       $ 5.40       $ 5.02
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   87       $   48       $    8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      .80%         .85%         .93%(d),(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.34%        1.24%        1.12%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%          34%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.81%        8.36%       (3.65%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.38       $ 5.02      $ 4.21      $ 4.57       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .05          .03         .02         .02          .01
Net gains (losses) (both realized and unrealized)                     .59          .36         .80        (.38)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .64          .39         .82        (.36)        (.24)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.04)        (.03)       (.01)         --           --
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.60)        (.03)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.42       $ 5.38      $ 5.02      $ 4.21       $ 4.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   --       $   --      $   --      $   --       $   --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.07%        1.12%       1.19%(d)    1.16%(d)     1.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.04%         .90%        .59%        .67%         .56%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.48%        7.79%      19.59%      (7.84%)      (4.89%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
26 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2006


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Value Fund
Fiscal year ended May 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..................          100%
      Dividends Received Deduction for corporations ..............          100%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.04428

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.55102
Total distributions ..............................................    $ 0.59530

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..................          100%
      Dividends Received Deduction for corporations ..............          100%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.01368

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.55102
Total distributions ..............................................    $ 0.56470


--------------------------------------------------------------------------------
28 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..................          100%
      Dividends Received Deduction for corporations ..............          100%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.01368

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.55102
Total distributions ..............................................    $ 0.56470

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..................          100%
      Dividends Received Deduction for corporations ..............          100%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.06837

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.55102
Total distributions ..............................................    $ 0.61939

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..................          100%
      Dividends Received Deduction for corporations ..............          100%

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.05027

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                          PER SHARE
Dec. 21, 2005 ....................................................    $ 0.55102
Total distributions ..............................................    $ 0.60129


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
30 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

                                                  BEGINNING        ENDING         EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                                 DEC. 1, 2005    MAY 31, 2006   THE PERIOD(a)   EXPENSE RATIO
--------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000        $1,066.40       $ 6.59(c)         1.28%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000        $1,018.55       $ 6.44(c)         1.28%
--------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000        $1,062.00       $10.49(c)         2.04%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000        $1,014.76       $10.25(c)         2.04%
--------------------------------------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000        $1,061.90       $10.49(c)         2.04%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000        $1,014.76       $10.25(c)         2.04%
--------------------------------------------------------------------------------------------------------------
Class I
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000        $1,068.70       $ 4.23(c)          .82%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000        $1,020.84       $ 4.13(c)          .82%
--------------------------------------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000        $1,065.40       $ 5.61(c)         1.09%
--------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000        $1,019.50       $ 5.49(c)         1.09%
--------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended May 31, 2006: +6.64% for Class A, +6.20% for Class B, +6.19% for Class C, +6.87% for Class I and +6.54% for Class Y.

(c) Effective as of June 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.23% for Class A; 2.00% for Class B; 2.00% for Class C; 0.88% for Class I; and 1.06% for Class Y. If this change had been in place for the entire six-month period ended May 31, 2006, the actual expenses paid would have been $6.08 for Class A, $10.02 for Class B, $10.02 for Class C, $4.23 for Class I and $5.20 for Class Y; the hypothetical expenses paid would have been $5.94 for Class A, $9.80 for Class B, $9.80 for Class C, $4.13 for Class I and $5.09 for Class Y.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                          LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Board member            Chief Justice, Minnesota
901 S. Marquette Ave.        since 2006              Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 52

-----------------------------------------------------------------------------------------------------------------------
Arne H. Carlson              Board member            Chair, Board Services Corporation
901 S. Marquette Ave.        since 1999              (provides administrative services
Minneapolis, MN 55402                                to boards); former Governor  of
Age 71                                               Minnesota

-----------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn            Board member            Trustee Professor of Economics
901 S. Marquette Ave.        since 2004              and Management, Bentley
Minneapolis, MN 55402                                College; former Dean, McCallum
Age 55                                               Graduate School of Business,
                                                     Bentley College

-----------------------------------------------------------------------------------------------------------------------
Anne P. Jones                Board member            Attorney and Consultant
901 S. Marquette Ave.        since 1985
Minneapolis, MN 55402
Age 71

-----------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind              Board member            Former Managing Director,            American Progressive
901 S. Marquette Ave.        since 2005              Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 70

-----------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        Board member            President Emeritus and               Valmont Industries, Inc.
901 S. Marquette Ave.        since 2002              Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                                Carleton College                     systems)
Age 67

-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                          LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Catherine James Paglia       Board member            Director, Enterprise Asset           Strategic Distribution, Inc.
901 S. Marquette Ave.        since 2004              Management, Inc. (private real       (transportation, distribution
Minneapolis, MN 55402                                estate and asset management          and logistics consultants)
Age 53                                               company)

-----------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor               Board member            President and Chief Executive
901 S. Marquette Ave.        since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                Insurance Company, Inc. since
Age 52                                               1999

-----------------------------------------------------------------------------------------------------------------------
Alan K. Simpson              Board member            Former three-term United
1201 Sunshine Ave.           since 1997              States Senator for Wyoming
Cody, WY 82414
Age 74

-----------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby         Board member            Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.        since 2002              RiboNovix, Inc. since 2003           (biotechnology); American
Minneapolis, MN 55402                                (biotechnology); former              Healthways, Inc. (health
Age 62                                               President, Forester Biotech          management programs)

-----------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                          LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
William F. Truscott          Board member            President - U.S. Asset
53600 Ameriprise             since 2001,             Management and Chief
Financial Center             Vice President          Investment Officer, Ameriprise
Minneapolis, MN 55474        since 2002              Financial, Inc. and President,
Age 45                                               Chairman of the Board and
                                                     Chief Investment Officer,
                                                     RiverSource Investments, LLC
                                                     since 2005; Senior Vice
                                                     President - Chief Investment
                                                     Officer, Ameriprise Financial,
                                                     Inc. and Chairman of the Board
                                                     and Chief Investment Officer,
                                                     RiverSource Investments, LLC,
                                                     2001-2005

-----------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND              PRINCIPAL OCCUPATION
AGE                                 LENGTH OF SERVICE          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer                  Vice President - Investment Accounting, Ameriprise
105 Ameriprise Financial Center     since 2002                 Financial, Inc., since 2002; Vice President - Finance,
Minneapolis, MN 55474                                          American Express Company, 2000-2002
Age 51

-----------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                  Vice President             Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial Center     since 2004                 Ameriprise Financial, Inc. and RiverSource Investments,
Minneapolis, MN 55474                                          LLC since 2006; Senior Vice President - Fixed Income,
Age 42                                                         Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                               Investments, LLC, 2004-2006; Managing Director, Zurich
                                                               Global Assets, 2001-2002

-----------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                      President                  Senior Vice President - Mutual Funds, Ameriprise
596 Ameriprise Financial Center     since 2002                 Financial, Inc., since 2002 and Senior Vice President,
Minneapolis, MN 55474                                          RiverSource Investments, LLC since 2004; Vice President
Age 52                                                         and Managing Director - American Express Funds,
                                                               Ameriprise Financial, Inc., 2000-2002

-----------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                       Vice President,            President of Board Services Corporation
901 S. Marquette Ave.               General Counsel, and
Minneapolis, MN 55402               Secretary since 1978
Age 67

-----------------------------------------------------------------------------------------------------------------------
Edward S. Dryden                    Acting Chief               Vice President - Asset Management Compliance,
1875 Ameriprise Financial Center    Compliance Officer         RiverSource Investments, LLC since 2006; Chief
Minneapolis, MN 55474               since 2006                 Compliance Officer - Mason Street Advisors, LLC,
Age 40                                                         2002-2006

-----------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                      Anti-Money                 Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center    Laundering Officer         Ameriprise Financial, Inc. since 2004; Manager
Minneapolis, MN 55474               since 2004                 Anti-Money Laundering, Ameriprise Financial, Inc.,
Age 42                                                         2003-2004; Compliance Director and Bank Secrecy Act
                                                               Officer, American Express Centurion Bank, 2000-2003

-----------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting www.riversource.com/funds.


--------------------------------------------------------------------------------
34 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, the Board determined to approve the continuation of the subadvisory agreements.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                     AFFIRMATIVE                     WITHHOLD
--------------------------------------------------------------------------------
   Kathleen Blatz                   339,185,731.90                 9,803,956.93
--------------------------------------------------------------------------------
   Arne H. Carlson                  338,397,559.58                10,592,129.25
--------------------------------------------------------------------------------
   Patricia M. Flynn                339,655,185.46                 9,334,503.37
--------------------------------------------------------------------------------
   Anne P. Jones                    339,134,192.06                 9,855,496.77
--------------------------------------------------------------------------------
   Jeffrey Laikind                  339,752,515.24                 9,237,173.59
--------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.            339,613,969.16                 9,375,719.67
--------------------------------------------------------------------------------
   Catherine James Paglia           339,615,938.45                 9,373,750.38
--------------------------------------------------------------------------------
   Vikki L. Pryor                   340,267,621.90                 8,722,066.93
--------------------------------------------------------------------------------
   Alan K. Simpson                  338,301,929.15                10,687,759.68
--------------------------------------------------------------------------------
   Alison Taunton-Rigby             339,735,260.11                 9,254,428.72
--------------------------------------------------------------------------------
   William F. Truscott              340,310,695.61                 8,678,993.22
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

        AFFIRMATIVE           AGAINST          ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
      332,371,685.96       8,306,043.08      7,153,639.05       1,158,320.74
-------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

        AFFIRMATIVE           AGAINST          ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
      334,937,666.15       6,048,719.34      6,844,982.60       1,158,320.74
-------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

        AFFIRMATIVE           AGAINST          ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
      334,977,766.89       6,304,903.41      6,548,697.79       1,158,320.74
-------------------------------------------------------------------------------

LENDING

        AFFIRMATIVE           AGAINST          ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
      332,981,809.72       8,552,920.49      6,296,637.88       1,158,320.74
-------------------------------------------------------------------------------

BORROWING

        AFFIRMATIVE           AGAINST          ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------
      333,632,544.08       8,162,054.04      6,036,769.97       1,158,320.74
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
36 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                         This report must be accompanied or preceded by the
                         Fund's current prospectus. RiverSource Funds are
                         managed by RiverSource Investments, LLC and distributed
                         by Ameriprise Financial Services, Inc., Member NASD.
RIVERSOURCE [LOGO](SM)   Both companies are part of Ameriprise Financial, Inc.
      INVESTMENTS

                                                                 S-6238 J (7/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Managers Series, Inc. were as follows:

                  2006 - $170,100;                          2005 - $126,400

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Managers Series, Inc. were as follows:

                  2006 - $1,124;                            2005 - $821

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for RiverSource Managers Series, Inc.
         were as follows:

                  2006 - $19,207;                           2005 - $18,473

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for RiverSource Managers Series, Inc. were as follows:

                  2006 - $4,975;                            2005 - $3,884

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $77,682;                           2005 - $161,257

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $53,500;                           2005 - $138,900

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 6/1/04 - 5/31/05
 2006 represents bills paid 6/1/05 - 5/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  RiverSource Managers Series, Inc.



By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 11, 2006



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.




By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          September 11, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          September 11, 2006